UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07607

Morgan Stanley Variable Insurance Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1585 Broadway, New York, New York 10036

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2025

Date of Reporting Period

Item 1. Reports to Stockholders

(a) The Report to shareholders is attached herewith.

TABLE OF CONTENTS

Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio Class I - MMGPX

Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio Class II - MMGTX

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio Class I - MEMNX

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio Class II - MBDBX

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Equity Portfolio Class I - MEMEX

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Equity Portfolio Class II - MSMBX

Morgan Stanley Variable Insurance Fund, Inc. - Global Strategist Portfolio Class I - MIMPX

Morgan Stanley Variable Insurance Fund, Inc. - Global Strategist Portfolio Class II - MGTPX

Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio Class I - MEGIX

Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio Class II - MEGTX

Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio

Class I MMGPX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$100	0.94%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell Midcap® Growth Index:

↑ Stock selection in information technology, led by a web performance and security company

↑ Stock selection in financials, where a payments technology services platform led performance within the sector

↑ Stock selection in health care, where a drug development and discovery company was the sector’s largest contributor

↓ Stock selection communication services, where an advertising software platform detracted the most within the sector

↓ Stock selection in real estate, driven by an underperforming Texas landowner

↓ Stock selection and an average underweight in consumer discretionary, where a cross-border ecommerce platform was the sector’s greatest detractor

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class I	Russell 3000® Index	Russell Midcap® Growth Index
12/15	$10,000	$10,000	$10,000
1/16	$8,853	$9,436	$9,243
2/16	$8,534	$9,433	$9,388
3/16	$9,103	$10,097	$10,058
4/16	$9,133	$10,159	$10,052
5/16	$9,163	$10,341	$10,217
6/16	$9,342	$10,362	$10,215
7/16	$9,980	$10,774	$10,721
8/16	$9,980	$10,801	$10,689
9/16	$10,137	$10,818	$10,684
10/16	$9,498	$10,584	$10,250
11/16	$9,467	$11,058	$10,696
12/16	$9,122	$11,274	$10,733
1/17	$9,886	$11,486	$11,091
2/17	$10,011	$11,913	$11,410
3/17	$10,252	$11,921	$11,473
4/17	$10,712	$12,047	$11,643
5/17	$11,538	$12,171	$11,921
6/17	$11,612	$12,280	$11,956
7/17	$11,695	$12,512	$12,156
8/17	$11,988	$12,536	$12,242
9/17	$11,873	$12,842	$12,588
10/17	$12,218	$13,122	$12,940
11/17	$12,658	$13,521	$13,373
12/17	$12,658	$13,656	$13,445
1/18	$13,578	$14,375	$14,206
2/18	$13,746	$13,846	$13,760
3/18	$13,662	$13,568	$13,737
4/18	$13,463	$13,619	$13,607
5/18	$14,949	$14,004	$14,116
6/18	$15,398	$14,095	$14,171
7/18	$15,078	$14,563	$14,475
8/18	$17,118	$15,074	$15,309
9/18	$17,027	$15,099	$15,244
10/18	$15,353	$13,988	$13,735
11/18	$15,392	$14,268	$14,084
12/18	$14,006	$12,940	$12,806
1/19	$16,020	$14,051	$14,278
2/19	$17,445	$14,545	$15,115
3/19	$17,759	$14,757	$15,319
4/19	$18,753	$15,346	$16,008
5/19	$18,687	$14,353	$15,087
6/19	$19,982	$15,361	$16,146
7/19	$20,871	$15,590	$16,523
8/19	$20,285	$15,272	$16,222
9/19	$18,165	$15,540	$16,038
10/19	$18,210	$15,874	$16,335
11/19	$19,984	$16,478	$17,148
12/19	$19,623	$16,954	$17,348
1/20	$20,976	$16,935	$17,511
2/20	$20,811	$15,549	$16,303
3/20	$18,270	$13,410	$13,872
4/20	$22,646	$15,187	$16,044
5/20	$27,593	$15,999	$17,656
6/20	$31,623	$16,364	$18,070
7/20	$36,028	$17,294	$19,513
8/20	$38,160	$18,546	$20,044
9/20	$39,604	$17,871	$19,763
10/20	$39,083	$17,485	$19,788
11/20	$47,024	$19,613	$22,445
12/20	$49,509	$20,495	$23,522
1/21	$54,344	$20,404	$23,444
2/21	$55,586	$21,042	$23,844
3/21	$48,787	$21,796	$23,389
4/21	$50,264	$22,919	$24,703
5/21	$47,444	$23,024	$24,326
6/21	$53,555	$23,592	$25,979
7/21	$50,623	$23,991	$26,246
8/21	$51,037	$24,675	$27,094
9/21	$48,375	$23,568	$25,781
10/21	$53,724	$25,161	$27,589
11/21	$49,951	$24,778	$26,423
12/21	$44,034	$25,754	$26,516
1/22	$34,550	$24,239	$23,094
2/22	$33,904	$23,628	$22,814
3/22	$32,147	$24,395	$23,180
4/22	$24,834	$22,206	$20,570
5/22	$20,415	$22,176	$19,774
6/22	$18,942	$20,321	$18,296
7/22	$21,540	$22,227	$20,535
8/22	$21,643	$21,397	$19,862
9/22	$19,130	$19,413	$18,176
10/22	$19,232	$21,005	$19,605
11/22	$18,104	$22,102	$20,671
12/22	$16,309	$20,808	$19,431
1/23	$18,976	$22,241	$21,126
2/23	$18,309	$21,721	$20,918
3/23	$18,924	$22,302	$21,206
4/23	$17,694	$22,539	$20,899
5/23	$19,130	$22,627	$20,912
6/23	$21,027	$24,172	$22,528
7/23	$22,873	$25,039	$23,210
8/23	$20,514	$24,555	$22,444
9/23	$19,386	$23,386	$21,351
10/23	$17,642	$22,766	$20,262
11/23	$20,155	$24,888	$22,733
12/23	$23,540	$26,209	$24,457
1/24	$21,591	$26,499	$24,325
2/24	$24,412	$27,933	$26,154
3/24	$25,335	$28,835	$26,779
4/24	$22,668	$27,566	$25,224
5/24	$22,771	$28,868	$25,493
6/24	$23,591	$29,762	$25,919
7/24	$24,104	$30,315	$26,076
8/24	$25,643	$30,975	$26,724
9/24	$27,181	$31,616	$27,614
10/24	$29,284	$31,384	$28,097
11/24	$35,387	$33,471	$31,842
12/24	$33,387	$32,448	$29,863
1/25	$36,361	$33,473	$31,768
2/25	$34,054	$32,831	$29,958
3/25	$30,771	$30,916	$27,736
4/25	$33,182	$30,709	$28,668
5/25	$37,490	$32,655	$31,416
6/25	$40,413	$34,314	$32,785
7/25	$41,706	$35,070	$33,451
8/25	$41,655	$35,881	$33,785
9/25	$41,758	$37,120	$33,696
10/25	$41,861	$37,915	$33,602
11/25	$38,153	$38,019	$32,889
12/25	$37,587	$38,012	$32,448

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class I	12.58%	(5.36)%	14.16%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell Midcap® Growth Index	8.66%	6.65%	12.49%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$199,391,641
# of Portfolio Holdings	38
Portfolio Turnover Rate	73%
Total Advisory Fees Paid	$1,190,831

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Information Technology
36.5%
Health Care
13.7%
Financials
13.3%
Industrials
12.0%
Consumer Discretionary
6.7%
Short-Term Investments
6.6%
Communication Services
4.5%
Consumer Staples
3.4%
Real Estate
3.3%

Value	Value
Real Estate	3.3%
Consumer Staples	3.4%
Communication Services	4.5%
Short-Term Investments	6.6%
Consumer Discretionary	6.7%
Industrials	12.0%
Financials	13.3%
Health Care	13.7%
Information Technology	36.5%

Top Ten Holdings (% of total investments)Footnote Referencea

Cloudflare, Inc.	12.8%
Affirm Holdings, Inc.	7.3%
Roivant Sciences Ltd.	6.4%
QXO, Inc.	6.4%
Royalty Pharma PLC	5.7%
Floor & Decor Holdings, Inc.	4.8%
MongoDB, Inc.	4.7%
Core & Main, Inc.	4.6%
ROBLOX Corp.	4.5%
Databricks, Inc.	4.1%
Total	61.3%

Footnote	Description
Footnote[a]	Excluding cash equivalents.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MMGPX -TSR-AR

Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio

Class II MMGTX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$110	1.04%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell Midcap® Growth Index:

↑ Stock selection in information technology, led by a web performance and security company

↑ Stock selection in financials, where a payments technology services platform led performance within the sector

↑ Stock selection in health care, where a drug development and discovery company was the sector’s largest contributor

↓ Stock selection communication services, where an advertising software platform detracted the most within the sector

↓ Stock selection in real estate, driven by an underperforming Texas landowner

↓ Stock selection and an average underweight in consumer discretionary, where a cross-border ecommerce platform was the sector’s greatest detractor

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class II	Russell 3000® Index	Russell Midcap® Growth Index
12/15	$10,000	$10,000	$10,000
1/16	$8,853	$9,436	$9,243
2/16	$8,528	$9,433	$9,388
3/16	$9,107	$10,097	$10,058
4/16	$9,137	$10,159	$10,052
5/16	$9,157	$10,341	$10,217
6/16	$9,340	$10,362	$10,215
7/16	$9,979	$10,774	$10,721
8/16	$9,969	$10,801	$10,689
9/16	$10,129	$10,818	$10,684
10/16	$9,489	$10,584	$10,250
11/16	$9,457	$11,058	$10,696
12/16	$9,116	$11,274	$10,733
1/17	$9,883	$11,486	$11,091
2/17	$10,001	$11,913	$11,410
3/17	$10,246	$11,921	$11,473
4/17	$10,694	$12,047	$11,643
5/17	$11,525	$12,171	$11,921
6/17	$11,589	$12,280	$11,956
7/17	$11,675	$12,512	$12,156
8/17	$11,973	$12,536	$12,242
9/17	$11,856	$12,842	$12,588
10/17	$12,197	$13,122	$12,940
11/17	$12,624	$13,521	$13,373
12/17	$12,634	$13,656	$13,445
1/18	$13,551	$14,375	$14,206
2/18	$13,711	$13,846	$13,760
3/18	$13,636	$13,568	$13,737
4/18	$13,434	$13,619	$13,607
5/18	$14,916	$14,004	$14,116
6/18	$15,364	$14,095	$14,171
7/18	$15,036	$14,563	$14,475
8/18	$17,073	$15,074	$15,309
9/18	$16,980	$15,099	$15,244
10/18	$15,304	$13,988	$13,735
11/18	$15,345	$14,268	$14,084
12/18	$13,964	$12,940	$12,806
1/19	$15,961	$14,051	$14,278
2/19	$17,395	$14,545	$15,115
3/19	$17,703	$14,757	$15,319
4/19	$18,681	$15,346	$16,008
5/19	$18,628	$14,353	$15,087
6/19	$19,914	$15,361	$16,146
7/19	$20,783	$15,590	$16,523
8/19	$20,210	$15,272	$16,222
9/19	$18,106	$15,540	$16,038
10/19	$18,137	$15,874	$16,335
11/19	$19,916	$16,478	$17,148
12/19	$19,545	$16,954	$17,348
1/20	$20,891	$16,935	$17,511
2/20	$20,721	$15,549	$16,303
3/20	$18,183	$13,410	$13,872
4/20	$22,547	$15,187	$16,044
5/20	$27,468	$15,999	$17,656
6/20	$31,476	$16,364	$18,070
7/20	$35,871	$17,294	$19,513
8/20	$37,970	$18,546	$20,044
9/20	$39,409	$17,871	$19,763
10/20	$38,889	$17,485	$19,788
11/20	$46,781	$19,613	$22,445
12/20	$49,262	$20,495	$23,522
1/21	$54,066	$20,404	$23,444
2/21	$55,298	$21,042	$23,844
3/21	$48,533	$21,796	$23,389
4/21	$49,990	$22,919	$24,703
5/21	$47,180	$23,024	$24,326
6/21	$53,269	$23,592	$25,979
7/21	$50,347	$23,991	$26,246
8/21	$50,729	$24,675	$27,094
9/21	$48,111	$23,568	$25,781
10/21	$53,402	$25,161	$27,589
11/21	$49,666	$24,778	$26,423
12/21	$43,747	$25,754	$26,516
1/22	$34,338	$24,239	$23,094
2/22	$33,710	$23,628	$22,814
3/22	$31,938	$24,395	$23,180
4/22	$24,683	$22,206	$20,570
5/22	$20,292	$22,176	$19,774
6/22	$18,819	$20,321	$18,296
7/22	$21,390	$22,227	$20,535
8/22	$21,505	$21,397	$19,862
9/22	$19,026	$19,413	$18,176
10/22	$19,083	$21,005	$19,605
11/22	$17,988	$22,102	$20,671
12/22	$16,201	$20,808	$19,431
1/23	$18,853	$22,241	$21,126
2/23	$18,161	$21,721	$20,918
3/23	$18,795	$22,302	$21,206
4/23	$17,584	$22,539	$20,899
5/23	$19,026	$22,627	$20,912
6/23	$20,871	$24,172	$22,528
7/23	$22,716	$25,039	$23,210
8/23	$20,352	$24,555	$22,444
9/23	$19,199	$23,386	$21,351
10/23	$17,527	$22,766	$20,262
11/23	$20,006	$24,888	$22,733
12/23	$23,350	$26,209	$24,457
1/24	$21,390	$26,499	$24,325
2/24	$24,215	$27,933	$26,154
3/24	$25,137	$28,835	$26,779
4/24	$22,485	$27,566	$25,224
5/24	$22,600	$28,868	$25,493
6/24	$23,350	$29,762	$25,919
7/24	$23,869	$30,315	$26,076
8/24	$25,425	$30,975	$26,724
9/24	$26,924	$31,616	$27,614
10/24	$29,000	$31,384	$28,097
11/24	$35,054	$33,471	$31,842
12/24	$33,093	$32,448	$29,863
1/25	$36,034	$33,473	$31,768
2/25	$33,728	$32,831	$29,958
3/25	$30,499	$30,916	$27,736
4/25	$32,863	$30,709	$28,668
5/25	$37,129	$32,655	$31,416
6/25	$40,012	$34,314	$32,785
7/25	$41,318	$35,070	$33,451
8/25	$41,260	$35,881	$33,785
9/25	$41,376	$37,120	$33,696
10/25	$41,434	$37,915	$33,602
11/25	$37,788	$38,019	$32,889
12/25	$37,210	$38,012	$32,448

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class II	12.44%	(5.46)%	14.04%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell Midcap® Growth Index	8.66%	6.65%	12.49%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$199,391,641
# of Portfolio Holdings	38
Portfolio Turnover Rate	73%
Total Advisory Fees Paid	$1,190,831

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Real Estate	3.3%
Consumer Staples	3.4%
Communication Services	4.5%
Short-Term Investments	6.6%
Consumer Discretionary	6.7%
Industrials	12.0%
Financials	13.3%
Health Care	13.7%
Information Technology	36.5%

Top Ten Holdings (% of total investments)Footnote Referencea

Cloudflare, Inc.	12.8%
Affirm Holdings, Inc.	7.3%
Roivant Sciences Ltd.	6.4%
QXO, Inc.	6.4%
Royalty Pharma PLC	5.7%
Floor & Decor Holdings, Inc.	4.8%
MongoDB, Inc.	4.7%
Core & Main, Inc.	4.6%
ROBLOX Corp.	4.5%
Databricks, Inc.	4.1%
Total	61.3%

Footnote	Description
Footnote[a]	Excluding cash equivalents.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MMGTX -TSR-AR

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio

Class I MEMNX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$117	1.09%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the J.P. Morgan Emerging Markets Bond Global Diversified Index:

↑ Overweight to Venezuelan sovereign credit and a Venezuelan state-owned oil company’s bonds, which rallied due to increased U.S. military pressure and the potential for a regime change

↑ Overweight to Ukrainian sovereign credit, as the government completed the restructuring of its gross domestic product-linked warrants in December and saw continued support with the European Union approving a €90 billion aid package

↑ Overweight to Egyptian sovereign credit, which benefited from continued reform progress and fiscal support from neighboring countries

↓ Overweight to a Brazilian petrochemical company that was working through financial challenges and pressured by weaker chemical spreads

↓ Overweight to a Mexican hospitality company that was contending with financial challenges

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class I	J.P. Morgan Emerging Markets Bond Global Diversified Index	Emerging Markets Debt Blended Index
12/15	$10,000	$10,000	$10,000
1/16	$9,893	$9,982	$9,980
2/16	$10,094	$10,172	$10,182
3/16	$10,470	$10,504	$10,522
4/16	$10,725	$10,690	$10,723
5/16	$10,671	$10,671	$10,691
6/16	$11,041	$11,031	$11,090
7/16	$11,240	$11,230	$11,262
8/16	$11,467	$11,431	$11,465
9/16	$11,524	$11,477	$11,504
10/16	$11,368	$11,334	$11,335
11/16	$10,885	$10,870	$10,863
12/16	$11,055	$11,015	$11,019
1/17	$11,183	$11,174	$11,178
2/17	$11,439	$11,398	$11,410
3/17	$11,481	$11,441	$11,449
4/17	$11,680	$11,611	$11,636
5/17	$11,779	$11,714	$11,732
6/17	$11,737	$11,697	$11,702
7/17	$11,844	$11,796	$11,779
8/17	$12,039	$12,004	$11,983
9/17	$12,069	$12,006	$11,981
10/17	$12,099	$12,050	$12,003
11/17	$12,084	$12,056	$11,971
12/17	$12,129	$12,145	$12,046
1/18	$12,114	$12,140	$12,023
2/18	$11,874	$11,898	$11,787
3/18	$11,889	$11,933	$11,831
4/18	$11,709	$11,759	$11,658
5/18	$11,498	$11,649	$11,532
6/18	$11,318	$11,510	$11,416
7/18	$11,589	$11,804	$11,651
8/18	$11,287	$11,600	$11,427
9/18	$11,509	$11,775	$11,629
10/18	$11,223	$11,521	$11,370
11/18	$11,143	$11,473	$11,325
12/18	$11,287	$11,627	$11,491
1/19	$11,891	$12,140	$11,999
2/19	$11,971	$12,261	$12,073
3/19	$12,146	$12,436	$12,248
4/19	$12,130	$12,466	$12,263
5/19	$12,162	$12,517	$12,333
6/19	$12,576	$12,943	$12,709
7/19	$12,727	$13,100	$12,855
8/19	$12,694	$13,198	$12,926
9/19	$12,610	$13,137	$12,879
10/19	$12,694	$13,174	$12,927
11/19	$12,660	$13,112	$12,905
12/19	$12,895	$13,376	$13,148
1/20	$13,063	$13,579	$13,348
2/20	$12,945	$13,448	$13,219
3/20	$11,065	$11,586	$11,388
4/20	$11,266	$11,846	$11,644
5/20	$11,988	$12,565	$12,351
6/20	$12,425	$13,006	$12,785
7/20	$12,924	$13,489	$13,259
8/20	$13,047	$13,559	$13,327
9/20	$12,801	$13,308	$13,081
10/20	$12,801	$13,304	$13,077
11/20	$13,346	$13,817	$13,581
12/20	$13,610	$14,079	$13,839
1/21	$13,469	$13,926	$13,689
2/21	$13,170	$13,571	$13,339
3/21	$13,012	$13,440	$13,211
4/21	$13,329	$13,738	$13,504
5/21	$13,452	$13,884	$13,647
6/21	$13,522	$13,985	$13,747
7/21	$13,594	$14,044	$13,804
8/21	$13,724	$14,181	$13,940
9/21	$13,446	$13,888	$13,651
10/21	$13,409	$13,891	$13,654
11/21	$13,112	$13,635	$13,403
12/21	$13,335	$13,826	$13,591
1/22	$12,946	$13,433	$13,204
2/22	$12,075	$12,553	$12,339
3/22	$12,131	$12,441	$12,229
4/22	$11,390	$11,745	$11,545
5/22	$11,334	$11,748	$11,548
6/22	$10,427	$11,018	$10,830
7/22	$10,735	$11,337	$11,143
8/22	$10,695	$11,230	$11,038
9/22	$9,869	$10,515	$10,336
10/22	$9,809	$10,531	$10,352
11/22	$10,735	$11,330	$11,137
12/22	$10,836	$11,367	$11,174
1/23	$11,320	$11,728	$11,528
2/23	$10,937	$11,469	$11,273
3/23	$10,957	$11,579	$11,382
4/23	$10,977	$11,641	$11,442
5/23	$10,937	$11,574	$11,377
6/23	$11,299	$11,832	$11,631
7/23	$11,480	$12,058	$11,853
8/23	$11,282	$11,877	$11,675
9/23	$11,017	$11,568	$11,371
10/23	$10,863	$11,411	$11,217
11/23	$11,480	$12,058	$11,852
12/23	$12,119	$12,628	$12,413
1/24	$12,141	$12,499	$12,286
2/24	$12,361	$12,621	$12,406
3/24	$12,692	$12,885	$12,666
4/24	$12,427	$12,618	$12,403
5/24	$12,648	$12,845	$12,626
6/24	$12,736	$12,924	$12,704
7/24	$12,989	$13,166	$12,941
8/24	$13,210	$13,471	$13,241
9/24	$13,480	$13,720	$13,486
10/24	$13,382	$13,484	$13,254
11/24	$13,553	$13,644	$13,412
12/24	$13,480	$13,454	$13,224
1/25	$13,799	$13,647	$13,414
2/25	$14,118	$13,861	$13,625
3/25	$13,897	$13,756	$13,521
4/25	$13,652	$13,725	$13,491
5/25	$13,799	$13,878	$13,641
6/25	$14,216	$14,213	$13,971
7/25	$14,397	$14,393	$14,148
8/25	$14,655	$14,628	$14,378
9/25	$14,885	$14,888	$14,634
10/25	$15,201	$15,205	$14,946
11/25	$15,374	$15,268	$15,007
12/25	$15,546	$15,377	$15,115

Average Annual Total Returns (%)Footnote Reference1

AATR	1 Year	5 Years	10 Years
Class I	15.33%	2.70%	4.51%
J.P. Morgan Emerging Markets Bond Global Diversified Index	14.30%	1.78%	4.40%
Emerging Markets Debt Blended Index	14.30%	1.78%	4.22%
Footnote	Description
Footnote[1]	The Emerging Markets Debt Blended Index is a performance linked benchmark of old and new benchmark of the Fund. Old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries) from the Fund’s inception to December 31, 2019, and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. It is not possible to invest directly in an index.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$112,997,611
# of Portfolio Holdings	296
Portfolio Turnover Rate	119%
Total Advisory Fees Paid	$511,144

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Common Stocks	0.0%Footnote Reference†
Warrants	0.0%Footnote Reference†
Short-Term Investments	3.8%
Senior Loan Interests	6.4%
Corporate Bonds	23.7%
Sovereign	66.1%
Footnote	Description
Footnote†	Amount is less than 0.05%

Credit Quality (% of net assets)Footnote Reference*

AA
1.8%
A
3.3%
BBB
20.9%
BB
16.0%
B
29.3%
CCC
15.5%
CC
1.0%
D
2.7%
Not Rated
6.5%
Cash and Equivalents
3.0%

Value	Value
Cash and Equivalents	3.0%
Not Rated	6.5%
D	2.7%
CC	1.0%
CCC	15.5%
B	29.3%
BB	16.0%
BBB	20.9%
A	3.3%
AA	1.8%
Footnote	Description
Footnote*	Security ratings disclosed with the exception for those labeled “not rated” is an aggregation of the highest security level rating amongst S&P Global Ratings, Moody’s Investors Services, Inc., and Fitch Ratings, each a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MEMNX -TSR-AR

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio

Class II MBDBX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$123	1.14%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the J.P. Morgan Emerging Markets Bond Global Diversified Index:

↑ Overweight to Venezuelan sovereign credit and a Venezuelan state-owned oil company’s bonds, which rallied due to increased U.S. military pressure and the potential for a regime change

↑ Overweight to Ukrainian sovereign credit, as the government completed the restructuring of its gross domestic product-linked warrants in December and saw continued support with the European Union approving a €90 billion aid package

↑ Overweight to Egyptian sovereign credit, which benefited from continued reform progress and fiscal support from neighboring countries

↓ Overweight to a Brazilian petrochemical company that was working through financial challenges and pressured by weaker chemical spreads

↓ Overweight to a Mexican hospitality company that was contending with financial challenges

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class II	J.P. Morgan Emerging Markets Bond Global Diversified Index	Emerging Markets Debt Blended Index
12/15	$10,000	$10,000	$10,000
1/16	$9,905	$9,982	$9,980
2/16	$10,095	$10,172	$10,182
3/16	$10,473	$10,504	$10,522
4/16	$10,716	$10,690	$10,723
5/16	$10,662	$10,671	$10,691
6/16	$11,029	$11,031	$11,090
7/16	$11,244	$11,230	$11,262
8/16	$11,472	$11,431	$11,465
9/16	$11,515	$11,477	$11,504
10/16	$11,358	$11,334	$11,335
11/16	$10,872	$10,870	$10,863
12/16	$11,058	$11,015	$11,019
1/17	$11,187	$11,174	$11,178
2/17	$11,444	$11,398	$11,410
3/17	$11,472	$11,441	$11,449
4/17	$11,672	$11,611	$11,636
5/17	$11,772	$11,714	$11,732
6/17	$11,729	$11,697	$11,702
7/17	$11,831	$11,796	$11,779
8/17	$12,027	$12,004	$11,983
9/17	$12,073	$12,006	$11,981
10/17	$12,103	$12,050	$12,003
11/17	$12,073	$12,056	$11,971
12/17	$12,118	$12,145	$12,046
1/18	$12,103	$12,140	$12,023
2/18	$11,861	$11,898	$11,787
3/18	$11,876	$11,933	$11,831
4/18	$11,695	$11,759	$11,658
5/18	$11,498	$11,649	$11,532
6/18	$11,317	$11,510	$11,416
7/18	$11,585	$11,804	$11,651
8/18	$11,280	$11,600	$11,427
9/18	$11,505	$11,775	$11,629
10/18	$11,200	$11,521	$11,370
11/18	$11,136	$11,473	$11,325
12/18	$11,264	$11,627	$11,491
1/19	$11,873	$12,140	$11,999
2/19	$11,953	$12,261	$12,073
3/19	$12,130	$12,436	$12,248
4/19	$12,114	$12,466	$12,263
5/19	$12,146	$12,517	$12,333
6/19	$12,562	$12,943	$12,709
7/19	$12,708	$13,100	$12,855
8/19	$12,674	$13,198	$12,926
9/19	$12,590	$13,137	$12,879
10/19	$12,674	$13,174	$12,927
11/19	$12,641	$13,112	$12,905
12/19	$12,860	$13,376	$13,148
1/20	$13,046	$13,579	$13,348
2/20	$12,928	$13,448	$13,219
3/20	$11,052	$11,586	$11,388
4/20	$11,238	$11,846	$11,644
5/20	$11,965	$12,565	$12,351
6/20	$12,404	$13,006	$12,785
7/20	$12,900	$13,489	$13,259
8/20	$13,023	$13,559	$13,327
9/20	$12,776	$13,308	$13,081
10/20	$12,776	$13,304	$13,077
11/20	$13,324	$13,817	$13,581
12/20	$13,572	$14,079	$13,839
1/21	$13,430	$13,926	$13,689
2/21	$13,130	$13,571	$13,339
3/21	$12,988	$13,440	$13,211
4/21	$13,289	$13,738	$13,504
5/21	$13,413	$13,884	$13,647
6/21	$13,483	$13,985	$13,747
7/21	$13,548	$14,044	$13,804
8/21	$13,678	$14,181	$13,940
9/21	$13,398	$13,888	$13,651
10/21	$13,380	$13,891	$13,654
11/21	$13,082	$13,635	$13,403
12/21	$13,305	$13,826	$13,591
1/22	$12,914	$13,433	$13,204
2/22	$12,057	$12,553	$12,339
3/22	$12,094	$12,441	$12,229
4/22	$11,349	$11,745	$11,545
5/22	$11,293	$11,748	$11,548
6/22	$10,398	$11,018	$10,830
7/22	$10,701	$11,337	$11,143
8/22	$10,661	$11,230	$11,038
9/22	$9,830	$10,515	$10,336
10/22	$9,769	$10,531	$10,352
11/22	$10,701	$11,330	$11,137
12/22	$10,803	$11,367	$11,174
1/23	$11,289	$11,728	$11,528
2/23	$10,904	$11,469	$11,273
3/23	$10,924	$11,579	$11,382
4/23	$10,924	$11,641	$11,442
5/23	$10,904	$11,574	$11,377
6/23	$11,249	$11,832	$11,631
7/23	$11,444	$12,058	$11,853
8/23	$11,245	$11,877	$11,675
9/23	$10,979	$11,568	$11,371
10/23	$10,823	$11,411	$11,217
11/23	$11,422	$12,058	$11,852
12/23	$12,065	$12,628	$12,413
1/24	$12,088	$12,499	$12,286
2/24	$12,309	$12,621	$12,406
3/24	$12,642	$12,885	$12,666
4/24	$12,398	$12,618	$12,403
5/24	$12,598	$12,845	$12,626
6/24	$12,686	$12,924	$12,704
7/24	$12,932	$13,166	$12,941
8/24	$13,154	$13,471	$13,241
9/24	$13,426	$13,720	$13,486
10/24	$13,328	$13,484	$13,254
11/24	$13,501	$13,644	$13,412
12/24	$13,426	$13,454	$13,224
1/25	$13,723	$13,647	$13,414
2/25	$14,045	$13,861	$13,625
3/25	$13,847	$13,756	$13,521
4/25	$13,575	$13,725	$13,491
5/25	$13,723	$13,878	$13,641
6/25	$14,144	$14,213	$13,971
7/25	$14,342	$14,393	$14,148
8/25	$14,574	$14,628	$14,378
9/25	$14,835	$14,888	$14,634
10/25	$15,153	$15,205	$14,946
11/25	$15,298	$15,268	$15,007
12/25	$15,472	$15,377	$15,115

Average Annual Total Returns (%)Footnote Reference1

AATR	1 Year	5 Years	10 Years
Class II	15.24%	2.66%	4.46%
J.P. Morgan Emerging Markets Bond Global Diversified Index	14.30%	1.78%	4.40%
Emerging Markets Debt Blended Index	14.30%	1.78%	4.22%
Footnote	Description
Footnote[1]	The Emerging Markets Debt Blended Index is a performance linked benchmark of old and new benchmark of the Fund. Old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (a benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries) from the Fund’s inception to December 31, 2019, and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. It is not possible to invest directly in an index.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$112,997,611
# of Portfolio Holdings	296
Portfolio Turnover Rate	119%
Total Advisory Fees Paid	$511,144

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Common Stocks	0.0%Footnote Reference†
Warrants	0.0%Footnote Reference†
Short-Term Investments	3.8%
Senior Loan Interests	6.4%
Corporate Bonds	23.7%
Sovereign	66.1%
Footnote	Description
Footnote†	Amount is less than 0.05%

Credit Quality (% of net assets)Footnote Reference*

Value	Value
Cash and Equivalents	3.0%
Not Rated	6.5%
D	2.7%
CC	1.0%
CCC	15.5%
B	29.3%
BB	16.0%
BBB	20.9%
A	3.3%
AA	1.8%
Footnote	Description
Footnote*	Security ratings disclosed with the exception for those labeled “not rated” is an aggregation of the highest security level rating amongst S&P Global Ratings, Moody’s Investors Services, Inc., and Fitch Ratings, each a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MBDBX -TSR-AR

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Equity Portfolio

Class I MEMEX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Equity Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$146	1.25%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Index:

↓ Stock selection in South Africa, as the zero allocations to select gold miners hampered relative performance

↓ The overweight allocation to India, as the equity market underperformed amid a cyclical slowdown, tariffs and investor flows into global AI plays, which India has less exposure to

↓ Overweight positions in an industrial company and an e-commerce platform, both in Brazil, were negatively impacted by tariffs and e-commerce competition, respectively

↑ Stock selection in Taiwan and the information technology sector broadly, led by the overweights to select artificial intelligence (AI) hardware and semiconductor-related companies

↑ Stock selection in and the overweight allocation to Chile, led by the allocation to a copper miner

↑ The underweight allocation to Saudi Arabia

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class I	MSCI Emerging Markets Index
12/15	$10,000	$10,000
1/16	$9,411	$9,351
2/16	$9,346	$9,336
3/16	$10,476	$10,571
4/16	$10,476	$10,629
5/16	$10,347	$10,232
6/16	$10,666	$10,641
7/16	$11,185	$11,177
8/16	$11,396	$11,455
9/16	$11,598	$11,602
10/16	$11,501	$11,630
11/16	$10,650	$11,094
12/16	$10,674	$11,119
1/17	$11,250	$11,727
2/17	$11,525	$12,086
3/17	$11,890	$12,391
4/17	$12,320	$12,663
5/17	$12,693	$13,037
6/17	$12,791	$13,168
7/17	$13,468	$13,953
8/17	$13,714	$14,264
9/17	$13,681	$14,208
10/17	$13,934	$14,706
11/17	$13,991	$14,735
12/17	$14,416	$15,264
1/18	$15,561	$16,536
2/18	$14,776	$15,774
3/18	$14,678	$15,480
4/18	$14,245	$15,412
5/18	$13,566	$14,866
6/18	$13,052	$14,248
7/18	$13,327	$14,561
8/18	$12,966	$14,167
9/18	$12,711	$14,092
10/18	$11,825	$12,865
11/18	$12,243	$13,395
12/18	$11,899	$13,040
1/19	$12,843	$14,182
2/19	$12,711	$14,214
3/19	$12,785	$14,333
4/19	$13,155	$14,635
5/19	$12,432	$13,573
6/19	$13,106	$14,420
7/19	$13,010	$14,244
8/19	$12,556	$13,549
9/19	$12,814	$13,808
10/19	$13,357	$14,390
11/19	$13,268	$14,370
12/19	$14,229	$15,443
1/20	$13,499	$14,723
2/20	$12,894	$13,946
3/20	$10,403	$11,798
4/20	$11,239	$12,879
5/20	$11,595	$12,978
6/20	$12,494	$13,932
7/20	$13,776	$15,177
8/20	$13,988	$15,512
9/20	$13,859	$15,263
10/20	$13,887	$15,578
11/20	$15,090	$17,018
12/20	$16,284	$18,270
1/21	$16,743	$18,830
2/21	$16,908	$18,974
3/21	$16,633	$18,687
4/21	$17,110	$19,152
5/21	$17,514	$19,597
6/21	$17,716	$19,630
7/21	$16,844	$18,309
8/21	$17,576	$18,788
9/21	$16,724	$18,042
10/21	$17,085	$18,220
11/21	$16,150	$17,477
12/21	$16,770	$17,805
1/22	$16,224	$17,468
2/22	$15,020	$16,946
3/22	$14,696	$16,563
4/22	$13,427	$15,642
5/22	$13,668	$15,711
6/22	$12,353	$14,667
7/22	$12,711	$14,631
8/22	$12,511	$14,692
9/22	$11,299	$12,969
10/22	$11,394	$12,567
11/22	$13,059	$14,431
12/22	$12,564	$14,228
1/23	$13,618	$15,351
2/23	$12,627	$14,356
3/23	$12,901	$14,791
4/23	$12,880	$14,623
5/23	$12,732	$14,377
6/23	$13,386	$14,923
7/23	$14,014	$15,852
8/23	$13,174	$14,876
9/23	$12,901	$14,487
10/23	$12,552	$13,924
11/23	$13,403	$15,038
12/23	$14,068	$15,626
1/24	$13,610	$14,901
2/24	$14,232	$15,609
3/24	$14,679	$15,996
4/24	$14,777	$16,068
5/24	$14,973	$16,159
6/24	$15,660	$16,796
7/24	$15,532	$16,846
8/24	$15,621	$17,118
9/24	$16,306	$18,261
10/24	$15,687	$17,449
11/24	$15,334	$16,822
12/24	$15,168	$16,799
1/25	$15,345	$17,099
2/25	$15,212	$17,182
3/25	$15,356	$17,291
4/25	$15,588	$17,518
5/25	$16,361	$18,265
6/25	$17,289	$19,363
7/25	$17,275	$19,741
8/25	$17,574	$19,994
9/25	$18,813	$21,424
10/25	$19,800	$22,320
11/25	$19,571	$21,786
12/25	$20,168	$22,438

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class I	32.96%	4.37%	7.27%
MSCI Emerging Markets Index	33.57%	4.20%	8.42%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$179,246,939
# of Portfolio Holdings	95
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$1,174,407

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Taiwan
22.6%
India
20.8%
China
20.6%
Korea, Republic of
12.4%
Brazil
5.8%
Mexico
3.4%
South Africa
3.3%
Poland
2.9%
United States
2.0%
United Kingdom
1.5%
Other
4.7%

Value	Value
Other	4.7%
United Kingdom	1.5%
United States	2.0%
Poland	2.9%
South Africa	3.3%
Mexico	3.4%
Brazil	5.8%
Korea, Republic of	12.4%
China	20.6%
India	20.8%
Taiwan	22.6%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	14.7%
Samsung Electronics Co. Ltd.	7.2%
Tencent Holdings Ltd.	5.5%
Alibaba Group Holding Ltd.	3.6%
Reliance Industries Ltd.	1.9%
China Construction Bank Corp.	1.7%
WEG SA	1.6%
ICICI Bank Ltd.	1.6%
Antofagasta PLC	1.5%
HDFC Bank Ltd.	1.5%
Total	40.8%

Footnote	Description
Footnote[a]	Excluding cash equivalents.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MEMEX -TSR-AR

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Equity Portfolio

Class II MSMBX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Equity Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$151	1.30%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Index:

↓ Stock selection in South Africa, as the zero allocations to select gold miners hampered relative performance

↓ The overweight allocation to India, as the equity market underperformed amid a cyclical slowdown, tariffs and investor flows into global AI plays, which India has less exposure to

↓ Overweight positions in an industrial company and an e-commerce platform, both in Brazil, were negatively impacted by tariffs and e-commerce competition, respectively

↑ Stock selection in Taiwan and the information technology sector broadly, led by the overweights to select artificial intelligence (AI) hardware and semiconductor-related companies

↑ Stock selection in and the overweight allocation to Chile, led by the allocation to a copper miner

↑ The underweight allocation to Saudi Arabia

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class II	MSCI Emerging Markets Index
12/15	$10,000	$10,000
1/16	$9,409	$9,351
2/16	$9,344	$9,336
3/16	$10,470	$10,571
4/16	$10,478	$10,629
5/16	$10,348	$10,232
6/16	$10,662	$10,641
7/16	$11,183	$11,177
8/16	$11,394	$11,455
9/16	$11,589	$11,602
10/16	$11,500	$11,630
11/16	$10,646	$11,094
12/16	$10,662	$11,119
1/17	$11,248	$11,727
2/17	$11,516	$12,086
3/17	$11,882	$12,391
4/17	$12,305	$12,663
5/17	$12,687	$13,037
6/17	$12,777	$13,168
7/17	$13,458	$13,953
8/17	$13,704	$14,264
9/17	$13,671	$14,208
10/17	$13,917	$14,706
11/17	$13,975	$14,735
12/17	$14,400	$15,264
1/18	$15,547	$16,536
2/18	$14,761	$15,774
3/18	$14,654	$15,480
4/18	$14,228	$15,412
5/18	$13,549	$14,866
6/18	$13,033	$14,248
7/18	$13,310	$14,561
8/18	$12,948	$14,167
9/18	$12,693	$14,092
10/18	$11,804	$12,865
11/18	$12,224	$13,395
12/18	$11,878	$13,040
1/19	$12,824	$14,182
2/19	$12,685	$14,214
3/19	$12,767	$14,333
4/19	$13,129	$14,635
5/19	$12,405	$13,573
6/19	$13,079	$14,420
7/19	$12,984	$14,244
8/19	$12,530	$13,549
9/19	$12,788	$13,808
10/19	$13,332	$14,390
11/19	$13,243	$14,370
12/19	$14,196	$15,443
1/20	$13,466	$14,723
2/20	$12,868	$13,946
3/20	$10,382	$11,798
4/20	$11,211	$12,879
5/20	$11,567	$12,978
6/20	$12,459	$13,932
7/20	$13,744	$15,177
8/20	$13,946	$15,512
9/20	$13,827	$15,263
10/20	$13,845	$15,578
11/20	$15,050	$17,018
12/20	$16,236	$18,270
1/21	$16,695	$18,830
2/21	$16,861	$18,974
3/21	$16,585	$18,687
4/21	$17,063	$19,152
5/21	$17,467	$19,597
6/21	$17,660	$19,630
7/21	$16,789	$18,309
8/21	$17,521	$18,788
9/21	$16,678	$18,042
10/21	$17,030	$18,220
11/21	$16,094	$17,477
12/21	$16,715	$17,805
1/22	$16,178	$17,468
2/22	$14,964	$16,946
3/22	$14,649	$16,563
4/22	$13,379	$15,642
5/22	$13,620	$15,711
6/22	$12,305	$14,667
7/22	$12,672	$14,631
8/22	$12,472	$14,692
9/22	$11,260	$12,969
10/22	$11,355	$12,567
11/22	$13,010	$14,431
12/22	$12,514	$14,228
1/23	$13,569	$15,351
2/23	$12,588	$14,356
3/23	$12,852	$14,791
4/23	$12,831	$14,623
5/23	$12,683	$14,377
6/23	$13,337	$14,923
7/23	$13,957	$15,852
8/23	$13,117	$14,876
9/23	$12,845	$14,487
10/23	$12,496	$13,924
11/23	$13,346	$15,038
12/23	$14,012	$15,626
1/24	$13,554	$14,901
2/24	$14,175	$15,609
3/24	$14,622	$15,996
4/24	$14,720	$16,068
5/24	$14,906	$16,159
6/24	$15,582	$16,796
7/24	$15,468	$16,846
8/24	$15,557	$17,118
9/24	$16,230	$18,261
10/24	$15,612	$17,449
11/24	$15,259	$16,822
12/24	$15,093	$16,799
1/25	$15,270	$17,099
2/25	$15,137	$17,182
3/25	$15,281	$17,291
4/25	$15,513	$17,518
5/25	$16,274	$18,265
6/25	$17,202	$19,363
7/25	$17,191	$19,741
8/25	$17,478	$19,994
9/25	$18,716	$21,424
10/25	$19,702	$22,320
11/25	$19,473	$21,786
12/25	$20,058	$22,438

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class II	32.90%	4.32%	7.21%
MSCI Emerging Markets Index	33.57%	4.20%	8.42%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$179,246,939
# of Portfolio Holdings	95
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$1,174,407

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	4.7%
United Kingdom	1.5%
United States	2.0%
Poland	2.9%
South Africa	3.3%
Mexico	3.4%
Brazil	5.8%
Korea, Republic of	12.4%
China	20.6%
India	20.8%
Taiwan	22.6%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	14.7%
Samsung Electronics Co. Ltd.	7.2%
Tencent Holdings Ltd.	5.5%
Alibaba Group Holding Ltd.	3.6%
Reliance Industries Ltd.	1.9%
China Construction Bank Corp.	1.7%
WEG SA	1.6%
ICICI Bank Ltd.	1.6%
Antofagasta PLC	1.5%
HDFC Bank Ltd.	1.5%
Total	40.8%

Footnote	Description
Footnote[a]	Excluding cash equivalents.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MSMBX -TSR-AR

Morgan Stanley Variable Insurance Fund, Inc. - Global Strategist Portfolio

Class I MIMPX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Global Strategist Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$96	0.88%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI All Country World Index:

↓ Global fixed income exposures and overweight positions

↓ Underweight position in U.S. equities and Thai baht within our “Tariff Risk” theme

↓ Overweight position in U.S. small-cap equities within our “Small Cap Outperformance” theme

↓ Overweight position in South Africa sovereign bonds within our “Lights Back on in South Africa” theme

↑ Overweights in Value equities (Europe, emerging markets, Japan) relative to Expensive equities within our “Value Recovery” theme

↑ An overweight in Japan real estate investment trusts within our “Japan Property Recovery” theme

↑ Overweights in Europe bank and domestically sensitive equities, and in German equities, within our “European Union Recovery” theme

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class I	MSCI All Country World Index	Customized MSIM Global Allocation Index
12/15	$10,000	$10,000	$10,000
1/16	$9,681	$9,397	$9,652
2/16	$9,627	$9,332	$9,675
3/16	$10,202	$10,024	$10,197
4/16	$10,415	$10,172	$10,362
5/16	$10,309	$10,185	$10,330
6/16	$10,258	$10,123	$10,389
7/16	$10,558	$10,559	$10,648
8/16	$10,590	$10,595	$10,647
9/16	$10,622	$10,660	$10,717
10/16	$10,408	$10,479	$10,520
11/16	$10,386	$10,558	$10,450
12/16	$10,558	$10,786	$10,581
1/17	$10,729	$11,081	$10,798
2/17	$10,879	$11,392	$10,999
3/17	$11,028	$11,532	$11,068
4/17	$11,221	$11,711	$11,204
5/17	$11,403	$11,970	$11,401
6/17	$11,456	$12,024	$11,428
7/17	$11,665	$12,360	$11,697
8/17	$11,676	$12,408	$11,770
9/17	$11,841	$12,647	$11,864
10/17	$11,973	$12,910	$11,994
11/17	$12,137	$13,160	$12,186
12/17	$12,258	$13,372	$12,321
1/18	$12,676	$14,127	$12,797
2/18	$12,313	$13,533	$12,429
3/18	$12,280	$13,244	$12,322
4/18	$12,269	$13,370	$12,314
5/18	$12,126	$13,387	$12,286
6/18	$12,094	$13,314	$12,224
7/18	$12,299	$13,716	$12,437
8/18	$12,241	$13,824	$12,501
9/18	$12,276	$13,884	$12,491
10/18	$11,705	$12,843	$11,873
11/18	$11,845	$13,031	$11,992
12/18	$11,461	$12,113	$11,582
1/19	$12,089	$13,070	$12,202
2/19	$12,217	$13,419	$12,369
3/19	$12,357	$13,588	$12,525
4/19	$12,590	$14,047	$12,764
5/19	$12,206	$13,214	$12,378
6/19	$12,776	$14,079	$12,975
7/19	$12,731	$14,120	$12,983
8/19	$12,582	$13,785	$12,904
9/19	$12,706	$14,075	$13,014
10/19	$12,966	$14,460	$13,262
11/19	$13,102	$14,813	$13,417
12/19	$13,498	$15,335	$13,731
1/20	$13,263	$15,166	$13,710
2/20	$12,508	$13,941	$13,083
3/20	$11,122	$12,059	$11,906
4/20	$12,001	$13,350	$12,765
5/20	$12,372	$13,931	$13,120
6/20	$12,669	$14,376	$13,418
7/20	$13,227	$15,137	$14,015
8/20	$13,718	$16,063	$14,521
9/20	$13,432	$15,545	$14,220
10/20	$13,241	$15,167	$14,018
11/20	$14,467	$17,037	$15,156
12/20	$14,971	$17,828	$15,660
1/21	$14,930	$17,747	$15,562
2/21	$15,176	$18,158	$15,671
3/21	$15,393	$18,643	$15,802
4/21	$15,829	$19,458	$16,296
5/21	$16,211	$19,761	$16,509
6/21	$16,006	$20,021	$16,582
7/21	$16,066	$20,159	$16,739
8/21	$16,209	$20,664	$16,962
9/21	$15,793	$19,810	$16,421
10/21	$16,123	$20,821	$16,908
11/21	$15,836	$20,320	$16,644
12/21	$16,224	$21,133	$17,034
1/22	$15,850	$20,095	$16,393
2/22	$15,549	$19,576	$16,061
3/22	$15,463	$20,000	$16,074
4/22	$14,386	$18,399	$14,950
5/22	$14,601	$18,420	$14,976
6/22	$13,410	$16,868	$14,027
7/22	$14,040	$18,046	$14,734
8/22	$13,422	$17,381	$14,176
9/22	$12,311	$15,717	$13,070
10/22	$12,770	$16,666	$13,507
11/22	$13,740	$17,958	$14,390
12/22	$13,475	$17,252	$14,082
1/23	$14,339	$18,488	$14,872
2/23	$13,810	$17,958	$14,419
3/23	$14,145	$18,512	$14,868
4/23	$14,234	$18,778	$15,022
5/23	$13,951	$18,577	$14,808
6/23	$14,481	$19,656	$15,324
7/23	$14,869	$20,375	$15,703
8/23	$14,528	$19,806	$15,353
9/23	$13,990	$18,987	$14,793
10/23	$13,667	$18,416	$14,455
11/23	$14,690	$20,116	$15,548
12/23	$15,371	$21,082	$16,254
1/24	$15,246	$21,206	$16,222
2/24	$15,497	$22,116	$16,558
3/24	$15,837	$22,810	$16,906
4/24	$15,353	$22,057	$16,401
5/24	$15,873	$22,953	$16,886
6/24	$16,035	$23,464	$17,122
7/24	$16,447	$23,843	$17,477
8/24	$16,788	$24,448	$17,908
9/24	$17,093	$25,016	$18,280
10/24	$16,591	$24,455	$17,789
11/24	$17,003	$25,369	$18,212
12/24	$16,519	$24,769	$17,797
1/25	$16,914	$25,600	$18,196
2/25	$17,021	$25,446	$18,234
3/25	$16,788	$24,441	$17,847
4/25	$17,075	$24,669	$18,157
5/25	$17,595	$26,087	$18,757
6/25	$18,169	$27,258	$19,405
7/25	$18,149	$27,628	$19,447
8/25	$18,577	$28,310	$19,848
9/25	$18,985	$29,336	$20,331
10/25	$19,227	$29,992	$20,584
11/25	$19,227	$29,989	$20,601
12/25	$19,394	$30,302	$20,752

Average Annual Total Returns (%)Footnote Reference1

AATR	1 Year	5 Years	10 Years
Class I	17.40%	5.31%	6.85%
MSCI All Country World Index	22.34%	11.19%	11.72%
Customized MSIM Global Allocation Index	16.60%	5.79%	7.57%
Footnote	Description
Footnote[1]	The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broad based measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). It is not possible to invest directly in an index.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$82,989,821
# of Portfolio Holdings	1,387
Portfolio Turnover Rate	95%
Total Advisory Fees Paid (Net of Waivers)	$0

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Warrants	0.0%Footnote Reference†
Rights	0.0%Footnote Reference†
Commercial Mortgage-Backed Securities	0.5%
Supranational	0.8%
Asset-Backed Securities	0.9%
Mortgages - Other	1.6%
Agency Fixed Rate Mortgages	3.9%
Short-Term Investments	5.6%
Corporate Bonds	7.7%
U.S. Treasury Securities	8.5%
Sovereign	21.2%
Common Stocks	49.3%
Footnote	Description
Footnote†	Amount is less than 0.05%

Geographic Allocation (% of total investments)

North America
63.6%
Europe
23.4%
Asia
9.3%
Oceania
2.6%
Multi National
0.7%
South America
0.4%
Africa
0.0%†

Value	Value
Africa	0.0%Footnote Reference†
South America	0.4%
Multi National	0.7%
Oceania	2.6%
Asia	9.3%
Europe	23.4%
North America	63.6%
Footnote	Description
Footnote†	Amount is less than 0.05%

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MIMPX -TSR-AR

Morgan Stanley Variable Insurance Fund, Inc. - Global Strategist Portfolio

Class II MGTPX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Global Strategist Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$107	0.98%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI All Country World Index:

↓ Global fixed income exposures and overweight positions

↓ Underweight position in U.S. equities and Thai baht within our “Tariff Risk” theme

↓ Overweight position in U.S. small-cap equities within our “Small Cap Outperformance” theme

↓ Overweight position in South Africa sovereign bonds within our “Lights Back on in South Africa” theme

↑ Overweights in Value equities (Europe, emerging markets, Japan) relative to Expensive equities within our “Value Recovery” theme

↑ An overweight in Japan real estate investment trusts within our “Japan Property Recovery” theme

↑ Overweights in Europe bank and domestically sensitive equities, and in German equities, within our “European Union Recovery” theme

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class II	MSCI All Country World Index	Customized MSIM Global Allocation Index
12/15	$10,000	$10,000	$10,000
1/16	$9,679	$9,397	$9,652
2/16	$9,626	$9,332	$9,675
3/16	$10,203	$10,024	$10,197
4/16	$10,417	$10,172	$10,362
5/16	$10,310	$10,185	$10,330
6/16	$10,249	$10,123	$10,389
7/16	$10,549	$10,559	$10,648
8/16	$10,582	$10,595	$10,647
9/16	$10,614	$10,660	$10,717
10/16	$10,399	$10,479	$10,520
11/16	$10,377	$10,558	$10,450
12/16	$10,549	$10,786	$10,581
1/17	$10,721	$11,081	$10,798
2/17	$10,872	$11,392	$10,999
3/17	$11,011	$11,532	$11,068
4/17	$11,205	$11,711	$11,204
5/17	$11,387	$11,970	$11,401
6/17	$11,441	$12,024	$11,428
7/17	$11,649	$12,360	$11,697
8/17	$11,660	$12,408	$11,770
9/17	$11,826	$12,647	$11,864
10/17	$11,947	$12,910	$11,994
11/17	$12,123	$13,160	$12,186
12/17	$12,233	$13,372	$12,321
1/18	$12,652	$14,127	$12,797
2/18	$12,289	$13,533	$12,429
3/18	$12,256	$13,244	$12,322
4/18	$12,244	$13,370	$12,314
5/18	$12,101	$13,387	$12,286
6/18	$12,068	$13,314	$12,224
7/18	$12,272	$13,716	$12,437
8/18	$12,202	$13,824	$12,501
9/18	$12,237	$13,884	$12,491
10/18	$11,677	$12,843	$11,873
11/18	$11,817	$13,031	$11,992
12/18	$11,420	$12,113	$11,582
1/19	$12,062	$13,070	$12,202
2/19	$12,178	$13,419	$12,369
3/19	$12,318	$13,588	$12,525
4/19	$12,552	$14,047	$12,764
5/19	$12,167	$13,214	$12,378
6/19	$12,738	$14,079	$12,975
7/19	$12,690	$14,120	$12,983
8/19	$12,542	$13,785	$12,904
9/19	$12,666	$14,075	$13,014
10/19	$12,913	$14,460	$13,262
11/19	$13,050	$14,813	$13,417
12/19	$13,446	$15,335	$13,731
1/20	$13,211	$15,166	$13,710
2/20	$12,455	$13,941	$13,083
3/20	$11,079	$12,059	$11,906
4/20	$11,959	$13,350	$12,765
5/20	$12,319	$13,931	$13,120
6/20	$12,616	$14,376	$13,418
7/20	$13,173	$15,137	$14,015
8/20	$13,664	$16,063	$14,521
9/20	$13,377	$15,545	$14,220
10/20	$13,187	$15,167	$14,018
11/20	$14,400	$17,037	$15,156
12/20	$14,905	$17,828	$15,660
1/21	$14,850	$17,747	$15,562
2/21	$15,096	$18,158	$15,671
3/21	$15,314	$18,643	$15,802
4/21	$15,750	$19,458	$16,296
5/21	$16,132	$19,761	$16,509
6/21	$15,928	$20,021	$16,582
7/21	$15,972	$20,159	$16,739
8/21	$16,130	$20,664	$16,962
9/21	$15,713	$19,810	$16,421
10/21	$16,044	$20,821	$16,908
11/21	$15,742	$20,320	$16,644
12/21	$16,130	$21,133	$17,034
1/22	$15,757	$20,095	$16,393
2/22	$15,455	$19,576	$16,061
3/22	$15,369	$20,000	$16,074
4/22	$14,292	$18,399	$14,950
5/22	$14,507	$18,420	$14,976
6/22	$13,329	$16,868	$14,027
7/22	$13,960	$18,046	$14,734
8/22	$13,342	$17,381	$14,176
9/22	$12,246	$15,717	$13,070
10/22	$12,688	$16,666	$13,507
11/22	$13,660	$17,958	$14,390
12/22	$13,377	$17,252	$14,082
1/23	$14,243	$18,488	$14,872
2/23	$13,713	$17,958	$14,419
3/23	$14,049	$18,512	$14,868
4/23	$14,119	$18,778	$15,022
5/23	$13,854	$18,577	$14,808
6/23	$14,367	$19,656	$15,324
7/23	$14,776	$20,375	$15,703
8/23	$14,417	$19,806	$15,353
9/23	$13,878	$18,987	$14,793
10/23	$13,573	$18,416	$14,455
11/23	$14,578	$20,116	$15,548
12/23	$15,243	$21,082	$16,254
1/24	$15,135	$21,206	$16,222
2/24	$15,368	$22,116	$16,558
3/24	$15,709	$22,810	$16,906
4/24	$15,243	$22,057	$16,401
5/24	$15,745	$22,953	$16,886
6/24	$15,907	$23,464	$17,122
7/24	$16,302	$23,843	$17,477
8/24	$16,643	$24,448	$17,908
9/24	$16,948	$25,016	$18,280
10/24	$16,445	$24,455	$17,789
11/24	$16,840	$25,369	$18,212
12/24	$16,374	$24,769	$17,797
1/25	$16,769	$25,600	$18,196
2/25	$16,876	$25,446	$18,234
3/25	$16,643	$24,441	$17,847
4/25	$16,912	$24,669	$18,157
5/25	$17,433	$26,087	$18,757
6/25	$18,007	$27,258	$19,405
7/25	$17,969	$27,628	$19,447
8/25	$18,397	$28,310	$19,848
9/25	$18,806	$29,336	$20,331
10/25	$19,048	$29,992	$20,584
11/25	$19,048	$29,989	$20,601
12/25	$19,215	$30,302	$20,752

Average Annual Total Returns (%)Footnote Reference1

AATR	1 Year	5 Years	10 Years
Class II	17.36%	5.21%	6.75%
MSCI All Country World Index	22.34%	11.19%	11.72%
Customized MSIM Global Allocation Index	16.60%	5.79%	7.57%
Footnote	Description
Footnote[1]	The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broad based measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). It is not possible to invest directly in an index.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$82,989,821
# of Portfolio Holdings	1,387
Portfolio Turnover Rate	95%
Total Advisory Fees Paid (Net of Waivers)	$0

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Asset Allocation (% of total investments)

Value	Value
Warrants	0.0%Footnote Reference†
Rights	0.0%Footnote Reference†
Commercial Mortgage-Backed Securities	0.5%
Supranational	0.8%
Asset-Backed Securities	0.9%
Mortgages - Other	1.6%
Agency Fixed Rate Mortgages	3.9%
Short-Term Investments	5.6%
Corporate Bonds	7.7%
U.S. Treasury Securities	8.5%
Sovereign	21.2%
Common Stocks	49.3%
Footnote	Description
Footnote†	Amount is less than 0.05%

Geographic Allocation (% of total investments)

Value	Value
Africa	0.0%Footnote Reference†
South America	0.4%
Multi National	0.7%
Oceania	2.6%
Asia	9.3%
Europe	23.4%
North America	63.6%
Footnote	Description
Footnote†	Amount is less than 0.05%

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MGTPX -TSR-AR

Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio

Class I MEGIX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$62	0.56%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index:

↑ Stock selection in financials, led by a payments technology services platform

↑ Stock selection in health care, where a biopharmaceutical royalties acquirer was the leading contributor within the sector

↑ Stock selection in information technology, led by an outperforming web performance and security company

↓ Stock selection communication services, where a digital advertising software platform detracted the most within the sector

↓ Stock selection and average underweight in industrials

↓ Average overweight in financials

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class I	Russell 1000® Index	Russell 1000® Growth Index
12/15	$10,000	$10,000	$10,000
1/16	$9,038	$9,462	$9,442
2/16	$8,787	$9,459	$9,438
3/16	$9,455	$10,117	$10,074
4/16	$9,435	$10,172	$9,982
5/16	$9,696	$10,351	$10,176
6/16	$9,613	$10,374	$10,136
7/16	$10,267	$10,769	$10,615
8/16	$10,355	$10,783	$10,562
9/16	$10,678	$10,792	$10,600
10/16	$10,303	$10,582	$10,351
11/16	$10,028	$10,999	$10,577
12/16	$9,836	$11,205	$10,708
1/17	$10,814	$11,431	$11,068
2/17	$11,026	$11,873	$11,528
3/17	$11,385	$11,881	$11,662
4/17	$11,879	$12,006	$11,928
5/17	$12,626	$12,160	$12,238
6/17	$12,498	$12,244	$12,206
7/17	$12,902	$12,487	$12,531
8/17	$13,258	$12,526	$12,760
9/17	$13,098	$12,793	$12,926
10/17	$13,832	$13,086	$13,427
11/17	$14,111	$13,485	$13,835
12/17	$14,080	$13,636	$13,943
1/18	$15,407	$14,384	$14,930
2/18	$15,628	$13,856	$14,539
3/18	$15,433	$13,541	$14,140
4/18	$15,446	$13,587	$14,189
5/18	$16,502	$13,934	$14,811
6/18	$16,798	$14,024	$14,954
7/18	$16,771	$14,508	$15,393
8/18	$18,253	$15,008	$16,235
9/18	$18,099	$15,065	$16,325
10/18	$16,174	$13,999	$14,865
11/18	$16,380	$14,284	$15,023
12/18	$15,142	$12,983	$13,732
1/19	$16,973	$14,071	$14,966
2/19	$17,835	$14,548	$15,501
3/19	$18,089	$14,801	$15,943
4/19	$18,782	$15,399	$16,663
5/19	$18,158	$14,417	$15,610
6/19	$19,464	$15,430	$16,682
7/19	$19,607	$15,669	$17,059
8/19	$18,737	$15,382	$16,928
9/19	$18,096	$15,649	$16,930
10/19	$18,285	$15,980	$17,408
11/19	$19,880	$16,584	$18,180
12/19	$19,958	$17,063	$18,729
1/20	$21,435	$17,082	$19,147
2/20	$21,173	$15,686	$17,843
3/20	$19,138	$13,613	$16,088
4/20	$23,058	$15,412	$18,468
5/20	$27,384	$16,225	$19,708
6/20	$30,349	$16,584	$20,567
7/20	$33,551	$17,555	$22,149
8/20	$36,423	$18,843	$24,434
9/20	$36,935	$18,155	$23,285
10/20	$35,447	$17,717	$22,494
11/20	$42,333	$19,803	$24,797
12/20	$43,370	$20,640	$25,938
1/21	$44,093	$20,470	$25,746
2/21	$46,526	$21,064	$25,740
3/21	$42,648	$21,861	$26,182
4/21	$44,877	$23,037	$27,963
5/21	$43,555	$23,147	$27,577
6/21	$48,804	$23,727	$29,307
7/21	$48,798	$24,220	$30,273
8/21	$49,905	$24,921	$31,404
9/21	$46,753	$23,776	$29,646
10/21	$50,398	$25,426	$32,213
11/21	$48,677	$25,085	$32,410
12/21	$43,416	$26,101	$33,096
1/22	$33,839	$24,629	$30,255
2/22	$33,523	$23,953	$28,970
3/22	$31,850	$24,762	$30,103
4/22	$24,860	$22,554	$26,468
5/22	$20,722	$22,520	$25,853
6/22	$18,831	$20,634	$23,805
7/22	$21,334	$22,556	$26,662
8/22	$21,623	$21,690	$25,420
9/22	$19,422	$19,683	$22,949
10/22	$19,905	$21,261	$24,290
11/22	$19,364	$22,412	$25,397
12/22	$17,337	$21,108	$23,453
1/23	$20,368	$22,524	$25,407
2/23	$19,538	$21,988	$25,106
3/23	$20,310	$22,683	$26,822
4/23	$19,113	$22,964	$27,086
5/23	$21,005	$23,071	$28,321
6/23	$22,820	$24,629	$30,258
7/23	$24,809	$25,476	$31,277
8/23	$22,531	$25,031	$30,996
9/23	$21,353	$23,854	$29,310
10/23	$19,519	$23,278	$28,893
11/23	$22,994	$25,452	$32,043
12/23	$25,774	$26,708	$33,462
1/24	$24,307	$27,081	$34,296
2/24	$27,319	$28,543	$36,636
3/24	$27,936	$29,458	$37,281
4/24	$25,253	$28,205	$35,700
5/24	$24,828	$29,533	$37,837
6/24	$26,006	$30,510	$40,388
7/24	$26,315	$30,954	$39,701
8/24	$28,014	$31,688	$40,528
9/24	$29,674	$32,366	$41,677
10/24	$31,875	$32,139	$41,539
11/24	$39,424	$34,209	$44,233
12/24	$41,663	$33,255	$44,623
1/25	$45,370	$34,313	$45,506
2/25	$42,281	$33,713	$43,871
3/25	$37,146	$31,762	$40,175
4/25	$40,428	$31,573	$40,887
5/25	$46,065	$33,589	$44,505
6/25	$49,424	$35,290	$47,342
7/25	$50,563	$36,074	$49,129
8/25	$51,992	$36,833	$49,679
9/25	$55,487	$38,110	$52,318
10/25	$55,931	$38,932	$54,218
11/25	$50,853	$39,027	$53,236
12/25	$51,278	$39,030	$52,906

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class I	35.72%	3.41%	17.76%
Russell 1000® Index	17.37%	13.59%	14.59%
Russell 1000® Growth Index	18.56%	15.32%	18.13%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$632,239,565
# of Portfolio Holdings	29
Portfolio Turnover Rate	60%
Total Advisory Fees Paid	$2,180,738

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Information Technology
44.8%
Consumer, Cyclical
15.6%
Financials
13.2%
Health Care
12.1%
Industrials
6.3%
Communication Services
4.6%
Short-Term Investments
2.6%
Real Estate
0.5%
Consumer, Non-Cyclical
0.3%

Value	Value
Consumer, Non-Cyclical	0.3%
Real Estate	0.5%
Short-Term Investments	2.6%
Communication Services	4.6%
Industrials	6.3%
Health Care	12.1%
Financials	13.2%
Consumer, Cyclical	15.6%
Information Technology	44.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Cloudflare, Inc.	12.2%
Tesla, Inc.	9.7%
AppLovin Corp.	8.2%
Affirm Holdings, Inc.	7.4%
Royalty Pharma PLC	5.7%
DoorDash, Inc.	4.8%
Shopify, Inc.	4.7%
QXO, Inc.	4.6%
ROBLOX Corp.	4.6%
Databricks, Inc.	4.2%
Total	66.1%

Footnote	Description
Footnote[a]	Excluding cash equivalents.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MEGIX -TSR-AR

Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio

Class II MEGTX

Annual Shareholder Report December 31, 2025

This annual shareholder report contains important information about Morgan Stanley Variable Insurance Fund, Inc. - Growth Portfolio for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.morganstanley.com/im/shareholderreports. You can also request this information by contacting us at 1-800-869-6397.

What were the Fund costs for the last year?Footnote Reference1

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class II	$90	0.81%
Footnote	Description
Footnote[1]	Does not reflect fees and expenses imposed by your insurance company. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries.

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell 1000® Growth Index:

↑ Stock selection in financials, led by a payments technology services platform

↑ Stock selection in health care, where a biopharmaceutical royalties acquirer was the leading contributor within the sector

↑ Stock selection in information technology, led by an outperforming web performance and security company

↓ Stock selection communication services, where a digital advertising software platform detracted the most within the sector

↓ Stock selection and average underweight in industrials

↓ Average overweight in financials

Fund Performance

Comparison of the change in value of a $10,000  investment for the period indicated.

	Class II	Russell 1000® Index	Russell 1000® Growth Index
12/15	$10,000	$10,000	$10,000
1/16	$9,034	$9,462	$9,442
2/16	$8,783	$9,459	$9,438
3/16	$9,448	$10,117	$10,074
4/16	$9,424	$10,172	$9,982
5/16	$9,686	$10,351	$10,176
6/16	$9,600	$10,374	$10,136
7/16	$10,251	$10,769	$10,615
8/16	$10,338	$10,783	$10,562
9/16	$10,658	$10,792	$10,600
10/16	$10,280	$10,582	$10,351
11/16	$10,007	$10,999	$10,577
12/16	$9,808	$11,205	$10,708
1/17	$10,786	$11,431	$11,068
2/17	$10,993	$11,873	$11,528
3/17	$11,346	$11,881	$11,662
4/17	$11,839	$12,006	$11,928
5/17	$12,581	$12,160	$12,238
6/17	$12,448	$12,244	$12,206
7/17	$12,851	$12,487	$12,531
8/17	$13,205	$12,526	$12,760
9/17	$13,037	$12,793	$12,926
10/17	$13,767	$13,086	$13,427
11/17	$14,044	$13,485	$13,835
12/17	$14,007	$13,636	$13,943
1/18	$15,327	$14,384	$14,930
2/18	$15,545	$13,856	$14,539
3/18	$15,345	$13,541	$14,140
4/18	$15,359	$13,587	$14,189
5/18	$16,402	$13,934	$14,811
6/18	$16,692	$14,024	$14,954
7/18	$16,664	$14,508	$15,393
8/18	$18,130	$15,008	$16,235
9/18	$17,974	$15,065	$16,325
10/18	$16,061	$13,999	$14,865
11/18	$16,262	$14,284	$15,023
12/18	$15,030	$12,983	$13,732
1/19	$16,842	$14,071	$14,966
2/19	$17,695	$14,548	$15,501
3/19	$17,941	$14,801	$15,943
4/19	$18,621	$15,399	$16,663
5/19	$18,002	$14,417	$15,610
6/19	$19,296	$15,430	$16,682
7/19	$19,429	$15,669	$17,059
8/19	$18,568	$15,382	$16,928
9/19	$17,925	$15,649	$16,930
10/19	$18,108	$15,980	$17,408
11/19	$19,682	$16,584	$18,180
12/19	$19,759	$17,063	$18,729
1/20	$21,216	$17,082	$19,147
2/20	$20,950	$15,686	$17,843
3/20	$18,939	$13,613	$16,088
4/20	$22,808	$15,412	$18,468
5/20	$27,077	$16,225	$19,708
6/20	$30,013	$16,584	$20,567
7/20	$33,169	$17,555	$22,149
8/20	$35,999	$18,843	$24,434
9/20	$36,499	$18,155	$23,285
10/20	$35,018	$17,717	$22,494
11/20	$41,816	$19,803	$24,797
12/20	$42,830	$20,640	$25,938
1/21	$43,527	$20,470	$25,746
2/21	$45,930	$21,064	$25,740
3/21	$42,086	$21,861	$26,182
4/21	$44,278	$23,037	$27,963
5/21	$42,968	$23,147	$27,577
6/21	$48,141	$23,727	$29,307
7/21	$48,118	$24,220	$30,273
8/21	$49,196	$24,921	$31,404
9/21	$46,087	$23,776	$29,646
10/21	$49,664	$25,426	$32,213
11/21	$47,959	$25,085	$32,410
12/21	$42,766	$26,101	$33,096
1/22	$33,324	$24,629	$30,255
2/22	$33,006	$23,953	$28,970
3/22	$31,355	$24,762	$30,103
4/22	$24,466	$22,554	$26,468
5/22	$20,394	$22,520	$25,853
6/22	$18,530	$20,634	$23,805
7/22	$20,978	$22,556	$26,662
8/22	$21,277	$21,690	$25,420
9/22	$19,107	$19,683	$22,949
10/22	$19,556	$21,261	$24,290
11/22	$19,032	$22,412	$25,397
12/22	$17,037	$21,108	$23,453
1/23	$20,005	$22,524	$25,407
2/23	$19,182	$21,988	$25,106
3/23	$19,955	$22,683	$26,822
4/23	$18,758	$22,964	$27,086
5/23	$20,604	$23,071	$28,321
6/23	$22,400	$24,629	$30,258
7/23	$24,345	$25,476	$31,277
8/23	$22,100	$25,031	$30,996
9/23	$20,953	$23,854	$29,310
10/23	$19,132	$23,278	$28,893
11/23	$22,549	$25,452	$32,043
12/23	$25,268	$26,708	$33,462
1/24	$23,822	$27,081	$34,296
2/24	$26,765	$28,543	$36,636
3/24	$27,364	$29,458	$37,281
4/24	$24,720	$28,205	$35,700
5/24	$24,321	$29,533	$37,837
6/24	$25,468	$30,510	$40,388
7/24	$25,767	$30,954	$39,701
8/24	$27,414	$31,688	$40,528
9/24	$29,035	$32,366	$41,677
10/24	$31,180	$32,139	$41,539
11/24	$38,564	$34,209	$44,233
12/24	$40,684	$33,255	$44,623
1/25	$44,351	$34,313	$45,506
2/25	$41,307	$33,713	$43,871
3/25	$36,294	$31,762	$40,175
4/25	$39,487	$31,573	$40,887
5/25	$44,999	$33,589	$44,505
6/25	$48,267	$35,290	$47,342
7/25	$49,364	$36,074	$49,129
8/25	$50,761	$36,833	$49,679
9/25	$54,154	$38,110	$52,318
10/25	$54,578	$38,932	$54,218
11/25	$49,614	$39,027	$53,236
12/25	$50,013	$39,030	$52,906

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class II	35.38%	3.15%	17.46%
Russell 1000® Index	17.37%	13.59%	14.59%
Russell 1000® Growth Index	18.56%	15.32%	18.13%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.morganstanley.com/im/shareholderreports.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$632,239,565
# of Portfolio Holdings	29
Portfolio Turnover Rate	60%
Total Advisory Fees Paid	$2,180,738

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Consumer, Non-Cyclical	0.3%
Real Estate	0.5%
Short-Term Investments	2.6%
Communication Services	4.6%
Industrials	6.3%
Health Care	12.1%
Financials	13.2%
Consumer, Cyclical	15.6%
Information Technology	44.8%

Top Ten Holdings (% of total investments)Footnote Referencea

Cloudflare, Inc.	12.2%
Tesla, Inc.	9.7%
AppLovin Corp.	8.2%
Affirm Holdings, Inc.	7.4%
Royalty Pharma PLC	5.7%
DoorDash, Inc.	4.8%
Shopify, Inc.	4.7%
QXO, Inc.	4.6%
ROBLOX Corp.	4.6%
Databricks, Inc.	4.2%
Total	66.1%

Footnote	Description
Footnote[a]	Excluding cash equivalents.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.morganstanley.com/im/shareholderreports. For proxy information, please visit www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting/vote-summary-report.desktop.html.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by contacting your financial intermediary.

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report December 31, 2025

MEGTX -TSR-AR

(b) Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by the report. The new Fund policy is substantially similar to the superseded Fund policy but now has an expanded scope that applies to 1940 Act Fund families. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report..

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or the liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) – (d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2024 and December 31, 2025 by the registrant’s principal accountant, Ernst & Young LLP, for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by Ernst & Young LLP during those periods.

2025

	Registrant		Covered Entities(1)
Audit Fees	$346,394		$	N/A
Non-Audit Fees
Audit Related Fees	$—	(2)		$—	(2)
Tax Fees	$—	(3)		$—	(4)
All Other Fees	$—			$—	(5)
Total Non-Audit Fees	$—			$—
Total	$346,394			$—

2024

	Registrant		Covered Entities(1)
Audit Fees	$346,394		$	N/A
Non-Audit Fees
Audit Related Fees	$—	(2)		$—	(2)
Tax Fees	$—	(3)		$—	(4)
All Other Fees	$—			$—	(5)
Total Non-Audit Fees	$—			$—
Total	$346,394			$—

N/A – Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5) The Fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)  No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) See table above.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) whose members are:

Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

Item 6. Schedule of Investments

(a)	Please see the schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Morgan Stanley Variable Insurance Fund, Inc.

Annual Financial Statements and Additional Information

December 31, 2025

Discovery Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Table of Contents (unaudited)

1

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (88.6%)
Biotechnology (7.7%)
Alnylam Pharmaceuticals, Inc. (a)	1,083	$431
Argenx SE ADR (Belgium) (a)	538	452
Immunovant, Inc. (a)	40,181	1,021
ProKidney Corp. (a)	170,911	383
Roivant Sciences Ltd. (a)	602,891	13,083
		15,370
Broadline Retail (1.5%)
Global-e Online Ltd. (Israel) (a)	75,329	2,961
Capital Markets (0.9%)
Twenty One Capital, Inc., Class A (a)	202,154	1,771
Entertainment (4.6%)
ROBLOX Corp., Class A (a)	113,849	9,225
Financial Services (10.1%)
Affirm Holdings, Inc. (a)	200,235	14,903
Federal National Mortgage Association (a)	489,428	5,252
		20,155
Health Care Providers & Services (0.5%)
Agilon Health, Inc. (a)	1,269,583	874
Information Technology Services (17.9%)
Cloudflare, Inc., Class A (a)	132,787	26,180
MongoDB, Inc. (a)	22,764	9,554
		35,734
Machinery (1.1%)
Symbotic, Inc. (a)	37,274	2,218
Personal Care Products (3.4%)
Oddity Tech Ltd., Class A (Israel) (a)	170,307	6,843
Pharmaceuticals (5.9%)
Royalty Pharma PLC, Class A	302,133	11,674
Real Estate Management & Development (3.3%)
Landbridge Co. LLC, Class A (b)	76,402	3,743
Opendoor Technologies, Inc. (a)	496,263	2,893
		6,636
Software (11.1%)
Aurora Innovation, Inc. (a)	1,243,706	4,776
BitMine Immersion Technologies, Inc.	109,971	2,986
Circle Internet Group, Inc. (a)	12,968	1,028
Figma, Inc., Class A (a)	141,213	5,277
Samsara, Inc., Class A (a)	79,639	2,823
Strategy, Inc., Class A (a)	34,328	5,216
		22,106
Specialty Retail (5.3%)
Carvana Co. (a)	2,116	893
Floor & Decor Holdings, Inc., Class A (a)	159,336	9,702
		10,595
	Shares	Value (000)
Tech Hardware, Storage & Peripherals (4.1%)
IonQ, Inc. (a)	182,947	$8,209
Trading Companies & Distributors (11.2%)
Core & Main, Inc., Class A (a)	179,025	9,304
QXO, Inc. (a)	672,322	12,969
		22,273
Total Common Stocks (Cost $154,052)		176,644
Preferred Stocks (4.3%)
Software (4.3%)
Databricks, Inc., Series H (a)(c)(d) (acquisition cost — $2,666; acquired 8/31/21)	36,279	6,674
Databricks, Inc., Series I (a)(c)(d) (acquisition cost — $709; acquired 9/15/23)	9,645	1,774
Total Preferred Stocks (Cost $3,375)		8,448
Investment Company (2.6%)
iShares Bitcoin Trust ETF (a) (Cost $4,065)	105,046	5,216
	No. of Warrants
Warrants (0.0%)‡
Real Estate Management & Development (0.0%)‡
Opendoor Technologies, Inc. expires 11/20/26 (a) (Cost $—)	33,606	20
	Shares
Short-Term Investments (6.7%)
Investment Company (4.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 3.61% (See Note H) (Cost $9,483)	9,483,130	9,483
Securities held as Collateral on Loaned Securities (2.0%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 3.61% (See Note H)	2,872,714	2,873
	Face Amount (000)
Repurchase Agreements (0.6%)
HSBC Securities USA, Inc., (3.83%, dated 12/31/25, due 1/2/26; proceeds $293; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/26; valued at $299)	$293	293
Merrill Lynch & Co., Inc., (3.82%, dated 12/31/25, due 1/2/26; proceeds $703; fully collateralized by U.S. Government obligations; 1.63% - 2.00% due 11/15/50 - 8/15/51; valued at $717)	703	703

The accompanying notes are an integral part of the consolidated financial statements.
2

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (3.65%, dated 12/31/25, due 1/2/26; proceeds $91; fully collateralized by a U.S. Government obligation; 4.00% due 1/15/27; valued at $93)	$91	$91
		1,087
Total Securities held as Collateral on Loaned Securities (Cost $3,960)		3,960
Total Short-Term Investments (Cost $13,443)		13,443
Total Investments Excluding Purchased Options (102.2%) (Cost $174,935)		203,771
Total Purchased Options Outstanding (0.1%) (Cost $997)		163
Total Investments (102.3%) (Cost $175,932) including $3,786 of Securities Loaned (e)(f)		203,934
Liabilities in Excess of Other Assets (–2.3%)		(4,542)
Net Assets (100.0%)		$199,392

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2025.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities and derivative contract (excluding 144A holdings) at December 31, 2025 amounts to approximately $8,448,000 and represents 4.3% of net assets.

(d)  Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.

(e)  Securities are available for collateral in connection with purchased options.

(f)  At December 31, 2025, the aggregate cost for federal income tax purposes is approximately $177,492,000. The aggregate gross unrealized appreciation is approximately $56,729,000 and the aggregate gross unrealized depreciation is approximately $31,121,000, resulting in net unrealized appreciation of approximately $25,608,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2025:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
Standard Chartered Bank	USD/CNH	CNH	7.32	Dec-26	72,958,841	$72,959	$134		$207	$(73)
Standard Chartered Bank	USD/CNH	CNH	7.58	Aug-26	69,521,536	69,522	25		228	(203)
Goldman Sachs & Co. LLC	USD/CNH	CNH	7.71	May-26	50,125,188	50,125	4		208	(204)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.82	Feb-26	47,784,367	47,784	—	@	197	(197)
Standard Chartered Bank	USD/CNH	CNH	7.90	Apr-26	32,277,816	32,278	—	@	157	(157)
							$163		$997	$(834)

@  Value is less than $500.

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	26.6%
Information Technology Services	17.9
Software	15.3
Trading Companies & Distributors	11.2
Financial Services	10.1
Biotechnology	7.7
Pharmaceuticals	5.9
Specialty Retail	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2025.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
3

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Discovery Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2025 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $163,576)	$191,578
Investment in Security of Affiliated Issuer, at Value (Cost $12,356)	12,356
Total Investments in Securities, at Value (Cost $175,932)	203,934
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	49
Receivable for Fund Shares Sold	48
Receivable from Affiliate	33
Receivable from Securities Lending Income	2
Other Assets	15
Total Assets	204,082
Liabilities:
Collateral on Securities Loaned, at Value	3,960
Payable for Advisory Fees	293
Payable for Fund Shares Redeemed	272
Due to Broker	50
Payable for Servicing Fees	40
Payable for Administration Fees	14
Payable for Distribution Fees — Class II Shares	14
Payable for Custodian Fees	11
Payable for Investments Purchased	8
Payable for Professional Fees	4
Payable for Transfer Agency Fees	3
Other Liabilities	21
Total Liabilities	4,690
NET ASSETS	$199,392
Net Assets Consist of:
Paid-in-Capital	$254,680
Total Accumulated Loss	(55,288)
Net Assets	$199,392
CLASS I:
Net Assets	$43,948
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,016,817 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.30
CLASS II:
Net Assets	$155,444
Net Asset Value, Offering and Redemption Price Per Share Applicable to 24,160,599 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.43
(1) Including:
Securities on Loan, at Value:	$3,786

The accompanying notes are an integral part of the consolidated financial statements.
4

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Discovery Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2025 (000)
Investment Income:
Dividends from Security of Affiliated Issuer (Note H)	$239
Dividends from Securities of Unaffiliated Issuers	147
Income from Securities Loaned — Net	132
Total Investment Income	518
Expenses:
Advisory Fees (Note B)	1,566
Distribution Fees — Class II Shares (Note E)	409
Servicing Fees (Note D)	321
Professional Fees	210
Administration Fees (Note C)	167
Custodian Fees (Note G)	24
Transfer Agency Fees (Note F)	18
Shareholder Reporting Fees	14
Directors' Fees and Expenses	7
Pricing Fees	3
Interest Expense	— @
Other Expenses	29
Total Expenses	2,768
Waiver of Advisory Fees (Note B)	(375)
Waiver of Distribution Fees — Class II Shares (Note E)	(246)
Rebate from Morgan Stanley Affiliate (Note H)	(12)
Net Expenses	2,135
Net Investment Loss	(1,617)
Realized Gain:
Investments Sold	30,603
Payment from Adviser (Note B)	286
Foreign Currency Transactions	8
Net Realized Gain	30,897
Change in Unrealized Appreciation (Depreciation):
Investments	(4,602)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(4,602)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	26,295
Net Increase in Net Assets Resulting from Operations	$24,678

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Discovery Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2025 (000)	Year Ended December 31, 2024 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,617)	$(1,215)
Net Realized Gain	30,897	27,369
Net Change in Unrealized Appreciation (Depreciation)	(4,602)	35,211
Net Increase in Net Assets Resulting from Operations	24,678	61,365
Dividends and Distributions to Shareholders:
Class I	(192)	—
Class II	(646)	—
Total Dividends and Distributions to Shareholders	(838)	—
Capital Share Transactions:(1)
Class I:
Subscribed	12,500	7,942
Distributions Reinvested	192	—
Redeemed	(14,076)	(10,488)
Class II:
Subscribed	7,840	3,386
Distributions Reinvested	646	—
Redeemed	(28,383)	(31,044)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(21,281)	(30,204)
Total Increase in Net Assets	2,559	31,161
Net Assets:
Beginning of Period	196,833	165,672
End of Period	$199,392	$196,833
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,737	1,573
Shares Issued on Distributions Reinvested	24	—
Shares Redeemed	(1,925)	(2,061)
Net Decrease in Class I Shares Outstanding	(164)	(488)
Class II:
Shares Subscribed	1,229	760
Shares Issued on Distributions Reinvested	93	—
Shares Redeemed	(4,448)	(6,818)
Net Decrease in Class II Shares Outstanding	(3,126)	(6,058)

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Financial Highlights

Discovery Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$6.51		$4.59		$3.18		$17.04		$29.50
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.05)		(0.03)		(0.02)		(0.04)		(0.19)
Net Realized and Unrealized Gain (Loss)	0.87		1.95		1.43		(9.83)		(1.27)
Total from Investment Operations	0.82		1.92		1.41		(9.87)		(1.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		—		—		—
Net Realized Gain	—		—		—		(3.99)		(11.00)
Total Distributions	(0.03)		—		—		(3.99)		(11.00)
Net Asset Value, End of Period	$7.30		$6.51		$4.59		$3.18		$17.04
Total Return(2)	12.58%		41.83%		44.34	%(3)	(62.96)%		(11.06)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$43,948		$40,239		$30,613		$22,330		$56,135
Ratio of Expenses Before Expense Limitation	1.13%		1.16%		1.16%		1.15%		1.06%
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.94	%(4)	0.94	%(4)	0.94	%(4)	0.95	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expense	0.94	%(4)	N/A		N/A		N/A		0.95	%(4)
Ratio of Net Investment Loss	(0.64	)%(4)	(0.64	)%(4)	(0.56	)%(4)	(0.68	)%(4)	(0.78	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	73%		64%		60%		49%		95%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Financial Highlights

Discovery Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$5.74		$4.05		$2.81		$16.04		$28.41
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.05)		(0.03)		(0.02)		(0.04)		(0.20)
Net Realized and Unrealized Gain (Loss)	0.77		1.72		1.26		(9.20)		(1.17)
Total from Investment Operations	0.72		1.69		1.24		(9.24)		(1.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		—		—		—
Net Realized Gain	—		—		—		(3.99)		(11.00)
Total Distributions	(0.03)		—		—		(3.99)		(11.00)
Net Asset Value, End of Period	$6.43		$5.74		$4.05		$2.81		$16.04
Total Return(2)	12.44%		41.73%		44.13	%(3)	(62.97)%		(11.19)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$155,444		$156,594		$135,059		$99,597		$267,182
Ratio of Expenses Before Expense Limitation	1.38%		1.41%		1.41%		1.40%		1.31%
Ratio of Expenses After Expense Limitation	1.04	%(4)	1.04	%(4)	1.04	%(4)	1.04	%(4)	1.05	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expense	1.04	%(4)	N/A		N/A		N/A		1.05	%(4)
Ratio of Net Investment Loss	(0.74	)%(4)	(0.74	)%(4)	(0.66	)%(4)	(0.78	)%(4)	(0.88	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	73%		64%		60%		49%		95%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of five separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these consolidated financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the consolidated financial statements were issued.

The accompanying consolidated financial statements relates to the Discovery Portfolio. The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Discovery Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in pooled investment vehicles and exchange-traded products that invest in bitcoin ("bitcoin ETFs"). The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2025, the

Subsidiary represented approximately $5,212,000 or approximately 2.61% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such

9

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

10

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2025:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks	$176,644	(1)	$—	$—	$176,644
Preferred Stocks
Software	—		—	8,448	8,448
Investment Company	5,216		—	—	5,216
Warrants	20		—	—	20
Call Options Purchased	—		163	—	163
Short-Term Investments
Investment Company	12,356		—	—	12,356
Repurchase Agreements	—		1,087	—	1,087
Total Short-Term Investments	12,356		1,087	—	13,443
Total Assets	$194,236		$1,250	$8,448	$203,934

(1)  The level classification by major category of investments is the same as the category presentation in the Consolidated Portfolio of Investments.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stocks (000)
Beginning Balance	$4,248
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	4,200
Realized gains (losses)	—
Ending Balance	$8,448
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2025	$4,200

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2025:

	Fair Value at December 31, 2025 (000)	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input*
Preferred Stocks	$8,448	Market Transaction Method	Precedent Transaction	$183.96	Increase

*  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

11

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments by U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile

12

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. Premiums paid for purchasing options which expired are treated as realized losses. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2025:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$163	(a)

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2025 in accordance with ASC 815:

Net Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(875	)(a)

(a)  Amounts are included in Realized Gain on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(564)(a)

(a)  Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

13

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2025, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivative	Assets(a) (000)		Liabilities(a) (000)
Purchased Options	$163	(b)	$—

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

(b)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2025:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Goldman Sachs & Co. LLC	$4		$—	$—	$4
JPMorgan Chase Bank NA	—	@	—	—	—	@
Standard Chartered Bank	159		—	—	159
Total	$163		$—	$—	$163

@  Value is less than $500.

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2025, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	$237,186,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending

14

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2025.

Gross Amount Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amount Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,786	(a)	$—	$(3,786	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Fund received cash collateral of approximately $3,960,000, which was subsequently invested in Repurchase Agreements and the Morgan Stanley Institutional Liquidity Fund as reported in the Consolidated Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2025:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$3,960	$—	$—	$—	$3,960
Total Borrowings	$3,960	$—	$—	$—	$3,960
Gross amount of recognized liabilities for securities lending transactions					$3,960

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

15

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Segment Reporting: The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Consolidated Financial Statements. The Fund's President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Consolidated Financial Statements.

B. Advisory Fees : The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2025, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2025, approximately $375,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser made a payment to the Fund of $285,505 related to a class action suit involving the Fund's past holdings which is included in "Payment from the Adviser" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2025, this waiver amounted to approximately $246,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2025, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $1,000

16

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2025, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $150,781,000 and $176,619,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2025.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2025, advisory fees paid were reduced by approximately $12,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2025 is as follows:

Affiliated Investment Company	Value December 31, 2024 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$6,711	$79,896	$74,251	$239
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2025 (000)
Liquidity Fund	$—	$—	$12,356

During the year ended December 31, 2025, the Fund incurred approximately $6,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). As a result of a change in the Rule 2a-5 under the Act, which impacts transactions under Rule 17a-7, a security is an eligible security for purposes of Rule 17a-7 only when there is a "readily available market quotation" for the security. The Fund's Rule 17a-7 policy was amended effective September 8, 2022, to reflect the new requirements of Rule 2a-5.

For the year ended December 31, 2025, the Fund did not engage in any cross-trade transactions.

Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

17

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. As of December 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund's financial statement presentation or disclosure.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the state departments of revenue and by foreign tax authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2025 and 2024 was as follows:

2025 Distributions Paid From:	2024 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$838	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss and tax adjustments related to the Subsidiary, resulted in the following reclassifications among the components of net assets at December 31, 2025:

Total Accumulated Loss (000)	Paid in Capital (000)
$1,367	$(1,367)

At December 31, 2025, the Fund had no distributable earnings on a tax basis.

At December 31, 2025, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $26,717,000 and $54,638,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2025, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $31,766,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $500,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which

18

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

is allocated among participating funds based on relative net assets. During the year ended December 31, 2025, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2025, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 71.8%.

L. Market and Geopolitical Risk and Risks Relating to Certain Financial Instruments:

The Fund may have exposure to cryptocurrencies indirectly through cash settled futures bitcoin exposure or indirectly through bitcoin ETFs. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supranational or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by bitcoin ETFs (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the bitcoin ETF's investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile and subject to sharp declines. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The Bitcoin ETF exposure could result in substantial losses to the Fund.

The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate preexisting risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund's investments cannot be predicted.

19

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Shareholders of Discovery Portfolio and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Discovery Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2025, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2025, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 25, 2026

20

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Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

MMGTX-NCSR 12.31.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Financial Statements and Additional Information

December 31, 2025

Emerging Markets Debt Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Table of Contents (unaudited)

1

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (93.7%)
Albania (0.6%)
Sovereign (0.6%)
Albania Government International Bond, 3.50%, 11/23/31	EUR	100	$117
4.75%, 2/14/35		500	596
			713
Angola (3.3%)
Corporate Bonds (0.8%)
Azule Energy Finance PLC, 8.13%, 1/23/30 (a)		$866	868
Sovereign (2.5%)
Angolan Government International Bond, 8.00%, 11/26/29		300	293
8.75%, 4/14/32		250	244
9.13%, 11/26/49		200	172
9.24%, 1/15/31		544	548
9.38%, 5/8/48		200	176
9.88%, 10/15/35		1,451	1,438
			2,871
			3,739
Argentina (3.7%)
Corporate Bonds (1.3%)
Banco Macro SA, 8.00%, 6/23/29 (a)		342	346
Empresa Distribuidora de Electricidad de Mendoza SA, 9.75%, 7/28/31 (a)(b)		450	443
Generacion Mediterranea SA/Central Termica Roca SA, 11.00%, 11/1/31 (a)(c)(d)		284	201
IRSA Inversiones y Representaciones SA, 8.00%, 3/31/35 (a)		212	212
Vista Energy Argentina SAU, 8.50%, 6/10/33 (a)		185	190
YPF SA, 8.25%, 1/17/34 (a)		118	121
			1,513
Senior Loan Interests (0.6%)
Provincia De Neuquen 1 Month SOFR + 7.30%, 11.14%, 5/28/27 (e)		166	168
Telecom Argentina SA 3 Month SOFR + 5.00%, 9.38%, 2/23/29 (e)		187	191
VMOS SA, 3 Month SOFR + 5.50%, 9.70%, 7/8/30 (e)		328	327
			686
	Face Amount (000)		Value (000)
Sovereign (1.8%)
Argentine Republic Government International Bond, 0.75%, 7/9/30 (b)		$480	$409
1.00%, 7/9/29		160	143
3.50%, 7/9/41 (b)		300	208
4.13%, 7/9/35 (b)		400	299
5.00%, 1/9/38 (b)		300	233
Provincia de Cordoba, 9.75%, 7/2/32 (a)		638	673
			1,965
			4,634
Armenia (0.2%)
Sovereign (0.2%)
Republic of Armenia International Bond, 6.75%, 3/12/35		200	208
Azerbaijan (0.2%)
Sovereign (0.2%)
Republic of Azerbaijan International Bond, 3.50%, 9/1/32		230	216
Bahamas (0.8%)
Senior Loan Interests (0.8%)
Commonwealth of Bahamas, 2024 EUR Term Loan, 6 Month EURIBOR + 6.85%, 8.97%, 11/24/28 (e)	EUR	743	899
Benin (1.1%)
Sovereign (1.1%)
Benin Government International Bond, 4.95%, 1/22/35		200	219
6.88%, 1/19/52		300	321
7.96%, 2/13/38		$400	415
8.38%, 1/23/41		274	288
			1,243
Brazil (5.4%)
Corporate Bonds (5.4%)
Braskem Netherlands Finance BV, 4.50%, 1/31/30		955	374
8.50%, 1/23/81		404	71
Constellation Oil Services Holding SA, 9.38%, 11/7/29 (a)		550	573
Eldorado International. Finance GmbH, 8.50%, 12/1/32 (a)		560	578
FORESEA Holding SA, 7.50%, 6/15/30		685	676
Gol Finance, Inc., 14.38%, 6/6/30 (a)		574	589
Oceanica Lux, 13.00%, 10/2/29 (a)		560	564
OHI Group SA, 13.00%, 7/22/29 (a)		846	859
OI SA 7.50% Cash, 6.00% PIK, 13.50%, 6/30/27 (a)(f)		331	147

The accompanying notes are an integral part of the financial statements.
2

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Raizen Fuels Finance SA, 6.25%, 7/8/32 (a)	$200	$168
6.70%, 2/25/37	200	162
Samarco Mineracao SA 0.00% Cash, 9.00% PIK, 9.00%, 6/30/31 (c)(d)(f)	1,116	1,132
Unigel Luxembourg SA 13.50% Cash,15.00% PIK, 28.50%, 12/31/27 (f)	23	13
Yinson Boronia Production BV, 8.95%, 7/31/42 (a)	196	214
		6,120
Bulgaria (0.2%)
Sovereign (0.2%)
Bulgaria Government International Bond, 5.00%, 3/5/37	190	190
Cameroon (0.4%)
Corporate Bond (0.4%)
Golar LNG Ltd., 7.75%, 9/19/29	400	396
Chile (1.8%)
Sovereign (1.8%)
Chile Government International Bond, 2.55%, 7/27/33	700	608
3.50%, 1/25/50	800	588
4.95%, 1/5/36	800	808
		2,004
China (1.4%)
Corporate Bonds (1.4%)
Alibaba Group Holding Ltd., 0.00%, 9/15/32	80	83
0.50%, 6/1/31	123	191
China Oil & Gas Group Ltd., 4.70%, 6/30/26	590	582
H World Group Ltd., 3.00%, 5/1/26	95	121
KWG Group Holdings Ltd., 7.88%, 8/30/24 (c)(d)	450	23
Longfor Group Holdings Ltd., 3.95%, 9/16/29	509	400
Shimao Group Holdings Ltd., 0.00%, 7/21/26 (a)(c)(d)	107	4
2.00% Cash, 3.00% PIK, 5.00%, 7/21/32 - 1/21/34 (a)(c)(d)(f)	529	14
5.00% Cash, 6.00% PIK, 11.00%, 7/21/31 (a)(c)(d)(f)	722	26
Sunac China Holdings Ltd., 0.00%, 6/23/26 - 6/23/28 (a)	741	133
Times China Holdings Ltd., 0.00%, 3/30/27 (a)	636	9
6.75%, 7/16/23 (c)(d)	280	9
PIK, 0.00% Cash, 4.00% PIK, 4.00%, 3/30/29 (a)(f)	117	2
	Face Amount (000)		Value (000)
PIK, 0.00% Cash, 4.20% PIK, 4.20%, 9/30/32 (a)(f)		$434	$8
			1,605
Colombia (2.4%)
Corporate Bonds (1.5%)
ABRA Global Finance 6.00% Cash, 8.00% PIK, 14.00%, 10/22/29 (a)(f)		291	291
Avianca Midco 2 PLC, 9.00%, 12/1/28 (a)		684	690
9.63%, 2/14/30 (a)		202	203
Banco de Occidente SA, 10.88%, 8/13/34		430	488
			1,672
Sovereign (0.9%)
Colombia Government International Bond, 3.13%, 4/15/31		390	339
4.13%, 5/15/51		360	224
7.75%, 11/7/36		430	449
			1,012
			2,684
Congo (1.7%)
Sovereign (1.7%)
Congolese International Bond, 9.88%, 11/7/32		2,134	1,919
Costa Rica (0.8%)
Sovereign (0.8%)
Costa Rica Government International Bond, 6.55%, 4/3/34		800	875
Dominican Republic (2.3%)
Sovereign (2.3%)
Dominican Republic International Bond, 4.50%, 1/30/30		600	588
4.88%, 9/23/32		700	675
5.30%, 1/21/41		500	454
6.00%, 2/22/33		200	205
6.85%, 1/27/45		200	209
7.45%, 4/30/44 (a)		400	442
			2,573
Ecuador (2.7%)
Sovereign (2.7%)
Ecuador Government International Bond, 0.00%, 7/31/30		1,151	981
6.90%, 7/31/30 - 7/31/35 (b)		2,192	2,122
			3,103
Egypt (4.3%)
Sovereign (4.3%)
Egypt Government International Bond, 5.63%, 4/16/30	EUR	400	470
5.88%, 2/16/31		$200	201
6.38%, 4/11/31	EUR	900	1,088

The accompanying notes are an integral part of the financial statements.
3

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
7.30%, 9/30/33		$200	$206
7.90%, 2/21/48		400	373
8.50%, 1/31/47		800	787
8.75%, 9/30/51		568	570
8.88%, 5/29/50		827	840
9.45%, 2/4/33		251	289
			4,824
El Salvador (0.7%)
Sovereign (0.7%)
El Salvador Government International Bond, 7.65%, 6/15/35		140	146
8.25%, 4/10/32		300	324
9.25%, 4/17/30		150	164
9.65%, 11/21/54 (a)		165	189
			823
Ethiopia (1.9%)
Sovereign (1.9%)
Ethiopia International Bond, 6.63%, 12/11/24 (c)(d)		2,042	2,197
Gabon (0.1%)
Sovereign (0.1%)
Gabon Government International Bond, 6.63%, 2/6/31		200	156
Georgia (1.0%)
Corporate Bonds (1.0%)
Bank of Georgia JSC, 9.50%, 7/16/29 (g)		490	512
TBC Bank JSC, 10.25%, 7/30/29 (g)		528	564
			1,076
Ghana (0.6%)
Corporate Bonds (0.6%)
Kosmos Energy Ltd., 8.75%, 10/1/31		686	391
Tullow Oil PLC, 10.25%, 5/15/26		341	249
			640
Greece (0.3%)
Corporate Bond (0.3%)
Alpha Bank SA, 7.50%, 6/10/30 (g)	EUR	277	354
Guatemala (1.0%)
Sovereign (1.0%)
Guatemala Government Bond, 3.70%, 10/7/33		$500	449
5.38%, 4/24/32		400	405
6.55%, 2/6/37		300	322
			1,176
	Face Amount (000)		Value (000)
Guyana (0.2%)
Corporate Bond (0.2%)
Secure International Finance Co., Inc., 10.00%, 6/3/29 (a)		$165	$166
Honduras (0.2%)
Sovereign (0.2%)
Honduras Government International Bond, 8.63%, 11/27/34		240	270
Hungary (2.2%)
Corporate Bonds (0.3%)
MBH Bank Nyrt, 6.88%, 11/8/35	EUR	100	125
OTP Bank Nyrt, 7.30%, 7/30/35		$225	236
			361
Sovereign (1.9%)
Hungary Government International Bond, 5.25%, 6/16/29		400	409
5.50%, 6/16/34 - 3/26/36		1,300	1,308
6.25%, 9/22/32		400	427
			2,144
			2,505
India (0.5%)
Corporate Bond (0.2%)
Vedanta Resources Finance II PLC, 10.25%, 6/3/28 (a)		280	290
Sovereign (0.3%)
Export-Import Bank of India,
3.88%, 2/1/28		300	298
			588
Iraq (0.1%)
Sovereign (0.1%)
Iraq International Bond, 5.80%, 1/15/28		88	87
Israel (0.5%)
Sovereign (0.5%)
State of Israel, 3.80%, 5/13/60		898	608
Ivory Coast (0.7%)
Sovereign (0.7%)
Ivory Coast Government International Bond, 8.25%, 1/30/37		699	761
Jamaica (0.9%)
Corporate Bonds (0.7%)
Digicel International Finance Ltd./Difl U.S. LLC, 8.63%, 8/1/32 (a)		270	281
NCB Financial Group Ltd., 11.00%, 7/31/30 (a)		470	482
			763

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Senior Loan Interests (0.2%)
Digicel International Finance Ltd., 2025 Term Loan B, 3 Month SOFR + 5.25%, 9.02%, 8/6/32 (e)	$200	$200
		963
Jordan (0.6%)
Sovereign (0.6%)
Jordan Government International Bond, 5.85%, 7/7/30	707	714
Kazakhstan (0.6%)
Corporate Bonds (0.6%)
ForteBank JSC, 7.75%, 2/4/30	437	437
9.75%, 11/3/30 (g)	210	202
		639
Kenya (0.8%)
Sovereign (0.8%)
Republic of Kenya Government International Bond, 8.25%, 2/28/48	257	243
9.50%, 3/5/36	650	694
		937
Lebanon (1.4%)
Sovereign (1.4%)
Lebanon Government International Bond, 5.80%, 4/14/20 (c)(d)	848	199
6.00%, 1/27/23 (c)(d)	439	103
6.10%, 10/4/22 (c)(d)	807	189
6.15%, 6/19/20 (c)(d)	17	4
6.20%, 2/26/25 (c)(d)	138	32
6.25%, 5/27/22 - 6/12/25 (c)(d)	319	74
6.38%, 3/9/20 (c)(d)	50	12
6.40%, 5/26/23 (c)(d)	1,839	431
6.60%, 11/27/26 (c)(d)	15	4
6.65%, 4/22/24 - 11/3/28 (c)(d)	386	91
6.85%, 3/23/27 - 5/25/29 (c)(d)	1,387	325
7.00%, 3/20/28 - 3/23/32 (c)(d)	550	128
7.25%, 3/23/37 (c)(d)	106	25
8.25%, 4/12/21 (c)(d)	19	4
		1,621
Malaysia (0.8%)
Corporate Bonds (0.8%)
Petronas Capital Ltd., 2.48%, 1/28/32	800	719
4.55%, 4/21/50	200	176
		895
Mexico (2.3%)
Corporate Bonds (1.3%)
Banco Mercantil del Norte SA, 8.38%, 5/20/31 (a)(g)	320	336
	Face Amount (000)		Value (000)
Braskem Idesa SAPI, 6.99%, 2/20/32 (c)(d)		$214	$124
Fideicomiso Irrevocable de Administracion y Fuente de Pago Numero CIB/4323 11.00% Cash, 2.00% PIK, 11.00%, 9/12/30 (c)(d)		539	150
Grupo Aeromexico SAB de CV, 8.63%, 11/15/31 (a)		538	551
Total Play Telecomunicaciones SA de CV, 11.13%, 12/31/32 (a)		321	309
			1,470
Sovereign (1.0%)
Petroleos Mexicanos, 6.63%, 6/15/35		500	475
6.75%, 9/21/47		453	372
7.69%, 1/23/50		300	269
			1,116
			2,586
Mongolia (1.0%)
Corporate Bonds (0.6%)
Golomt Bank, 11.00%, 5/20/27		200	207
Mongolian Mining Corp., 8.44%, 4/3/30		200	203
State Bank JSC, 8.90%, 9/25/28		280	281
			691
Sovereign (0.4%)
Mongolia Government International Bond, 6.63%, 2/25/30		200	205
7.88%, 6/5/29		200	214
			419
			1,110
Montenegro (1.1%)
Sovereign (1.1%)
Montenegro Government International Bond, 4.88%, 4/1/32	EUR	1,080	1,285
Morocco (0.6%)
Sovereign (0.6%)
Morocco Government International Bond, 3.00%, 12/15/32		$500	441
4.00%, 12/15/50 (a)		300	219
			660
Nicaragua (0.2%)
Corporate Bond (0.2%)
Polaris Renewable Energy, Inc., 9.50%, 12/3/29		250	260
Nigeria (1.8%)
Sovereign (1.8%)
Nigeria Government International Bond, 7.70%, 2/23/38		200	200

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Sovereign (cont'd)
8.38%, 3/24/29	$300	$320
10.38%, 12/9/34	1,223	1,454
		1,974
Oman (2.1%)
Sovereign (2.1%)
Oman Government International Bond, 5.38%, 3/8/27	600	606
6.00%, 8/1/29	300	315
6.25%, 1/25/31	500	536
6.75%, 1/17/48	440	486
7.38%, 10/28/32	400	460
		2,403
Pakistan (0.8%)
Corporate Bond (0.4%)
Veon Midco BV, 3.38%, 11/25/27	439	418
Sovereign (0.4%)
Pakistan Government International Bond, 7.38%, 4/8/31	481	479
		897
Panama (2.4%)
Senior Loan Interests (0.3%)
Coral-U.S. Co-Borrower LLC, 2025 Term Loan B7, 3 Month SOFR + 3.25%, 7.15%, 1/31/32 (e)	400	393
Sovereign (2.1%)
Banco Latinoamericano de Comercio Exterior SA, 7.50%, 9/17/32 (a)(g)	205	210
Panama Government International Bond, 3.16%, 1/23/30	720	676
4.50%, 4/1/56	820	617
6.40%, 2/14/35	790	835
		2,338
		2,731
Paraguay (0.4%)
Senior Loan Interests (0.4%)
Frigorifico Concepcion SA, Term Loan B, 3 Month SOFR + 5.50%, 9.63%, 12/8/26 (e)	446	454
Peru (1.7%)
Corporate Bonds (1.0%)
Auna SA, 10.00%, 12/18/29 (a)	493	524
Banco de Credito del Peru SA, 5.65%, 1/15/37 (a)	293	295
Petroleos del Peru SA, 5.63%, 6/19/47	540	344
		1,163
	Face Amount (000)		Value (000)
Sovereign (0.7%)
Peruvian Government International Bond, 3.00%, 1/15/34		$300	$262
3.30%, 3/11/41		300	232
5.88%, 8/8/54		300	298
			792
			1,955
Philippines (1.5%)
Sovereign (1.5%)
Philippine Government International Bond, 4.75%, 3/5/35		1,000	1,004
5.00%, 7/17/33		200	206
5.50%, 1/17/48		520	522
			1,732
Romania (6.0%)
Sovereign (6.0%)
Romanian Government International Bond, 1.75%, 7/13/30	EUR	98	104
2.00%, 4/14/33		79	76
2.63%, 12/2/40		146	114
2.75%, 4/14/41		78	61
2.88%, 4/13/42		84	66
3.38%, 1/28/50		49	37
3.88%, 10/29/35		603	619
4.63%, 4/3/49		444	412
5.13%, 6/15/48		$48	40
5.63%, 2/22/36	EUR	148	173
5.75%, 3/24/35		$1,422	1,412
5.88%, 7/11/32	EUR	192	236
6.00%, 5/25/34		$48	49
6.00%, 9/24/44	EUR	418	474
6.13%, 10/7/37	EUR	640	758
6.25%, 9/10/34		98	121
6.50%, 10/7/45		450	528
6.75%, 7/11/39		488	597
7.50%, 2/10/37		$700	776
7.63%, 1/17/53		96	106
			6,759
Saudi Arabia (0.7%)
Corporate Bonds (0.7%)
Riyad Sukuk Ltd., 6.21%, 7/14/35		270	277
Saudi Awwal Bank, 5.95%, 9/4/35		280	284
SNB Funding Ltd., 6.00%, 6/24/35		270	278
			839
Serbia (0.4%)
Sovereign (0.4%)
Serbia International Bond, 2.05%, 9/23/36	EUR	270	249
2.13%, 12/1/30		$200	175
			424

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Sri Lanka (0.9%)
Sovereign (0.9%)
Sri Lanka Government International Bond, 3.10%, 1/15/30 (a)(b)(c)(d)	$265	$253
3.35%, 3/15/33 (a)(b)(c)(d)	120	103
3.60%, 6/15/35 - 2/15/38 (a)(b)(c)(d)	466	423
4.00%, 4/15/28 (a)(c)(d)	261	251
		1,030
Suriname (3.2%)
Senior Loan Interests (0.1%)
Staatsolie Maatschappij Suriname NV,
2025 Term Loan, 1 Month SOFR + 5.50%, 9.31%, 4/26/32 (e)	105	105
Sovereign (3.1%)
Suriname Government International Bond, 7.70%, 11/6/30 (a)	398	411
8.50%, 11/6/35 (a)	1,671	1,811
9.00%, 12/31/50 (a)(c)(d)(e)	1,026	1,242
		3,464
		3,569
Tanzania, United Republic Of (3.8%)
Senior Loan Interests (3.8%)
HTA Group Ltd.,
2024 Term Loan Tranche A, 3 Month SOFR + 4.31%, 7.92%, 9/13/28 (e)	80	80
2024 Tranche C Term Loan, 3 Month SOFR + 4.31%, 7.92%, 9/13/28 (e)	500	500
Tanzania2024 Term Loan A2, 6 Month SOFR + 5.45%, 9.46%, 2/27/31 (e)	3,700	3,668
		4,248
Togo (0.5%)
Corporate Bond (0.5%)
Ecobank Transnational, Inc., 10.13%, 10/15/29 (a)	532	569
Trinidad And Tobago (0.2%)
Sovereign (0.2%)
Trinidad & Tobago Government International Bond, 5.95%, 1/14/31	200	205
Turkey (0.9%)
Corporate Bonds (0.9%)
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36	251	256
	Face Amount (000)	Value (000)
Limak Yenilenebilir Enerji AS, 9.63%, 8/12/30 (a)	$353	$347
Zorlu Enerji Elektrik Uretim AS, 11.00%, 4/23/30	461	400
		1,003
Ukraine (5.0%)
Corporate Bond (0.3%)
Kernel Holding SA, 6.75%, 10/27/27	404	381
Sovereign (4.7%)
Ukraine Government International Bond, 0.00%, 2/1/30 (b)(c)(d)	26	15
3.00%, 2/1/34 - 2/1/36 (b)(c)(d)	682	360
4.00%, 2/1/32 (b)(c)(d)	4,375	3,324
4.50%, 2/1/29 - 2/1/36 (b)(c)(d)	2,491	1,566
		5,265
		5,646
United Arab Emirates (2.1%)
Corporate Bonds (0.6%)
Ittihad International II Ltd., 7.38%, 11/13/30 (a)	200	202
MDGH GMTN RSC Ltd., 4.38%, 11/22/33	500	493
		695
Sovereign (1.5%)
Abu Dhabi Government International Bond, 3.88%, 4/16/50	600	483
5.00%, 4/30/34	700	738
Finance Department Government of Sharjah, 3.63%, 3/10/33	200	179
Sharjah Sukuk Program Ltd., 3.89%, 4/4/30	300	290
		1,690
		2,385
Uruguay (1.3%)
Sovereign (1.3%)
Uruguay Government International Bond, 5.10%, 6/18/50	550	521
5.44%, 2/14/37	900	937
		1,458
Uzbekistan (1.3%)
Corporate Bonds (1.1%)
Jscb Agrobank, 9.25%, 10/2/29	529	572
Uzbek Industrial & Construction Bank ATB, 8.95%, 7/24/29	370	398
9.45%, 10/23/30 (g)	280	282
		1,252
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Senior Loan Interests (0.0%)‡
Navoi Mining & Metallurgical Co., 2024 Term Loan, 3 Month SOFR + 4.76%, 8.63%, 4/23/27 (e)	$15	$15
Sovereign (0.2%)
National Bank of Uzbekistan, 8.50%, 7/5/29	200	214
		1,481
Venezuela (3.0%)
Sovereign (3.0%)
Petroleos de Venezuela SA, 5.38%, 4/12/27 (c)(d)	1,042	244
6.00%, 10/28/22 - 11/15/26 (c)(d)	2,333	529
8.50%, 10/27/20 - 10/20/27 (c)(d)	757	810
9.00%, 11/17/21 (c)(d)	429	110
9.75%, 5/17/35 (c)(d)	882	229
12.75%, 2/17/22 (c)(d)	385	110
Venezuela Government International Bond, 6.00%, 12/9/20 (c)(d)	419	112
7.00%, 12/1/18 - 3/31/38 (c)(d)	373	103
7.65%, 4/21/25 (c)(d)	336	95
7.75%, 10/13/19 (c)(d)	319	86
8.25%, 10/13/24 (c)(d)	375	106
9.00%, 5/7/23 (c)(d)	344	98
9.25%, 9/15/27 - 5/7/28 (c)(d)	1,142	377
9.38%, 1/13/34 (c)(d)	51	17
11.75%, 10/21/26 (c)(d)	221	73
11.95%, 8/5/31 (c)(d)	260	86
12.75%, 8/23/22 (c)(d)	499	158
13.63%, 8/15/18 (c)(d)	122	41
		3,384
Zambia (0.1%)
Sovereign (0.1%)
Zambia Government International Bond, 5.75%, 6/30/33 (b)(c)(d)	134	132
Total Fixed Income Securities (Cost $101,504)		105,830
	Shares
Common Stock (0.0%)‡
Hong Kong (0.0%)‡
Times China Holdings Ltd. (h) (Cost $5)	300,062	4
	No. of Warrants
Warrants (0.0%)‡
Venezuela (0.0%)‡
Venezuela Government International Bond, Oil-Linked Payment Obligation expires 4/15/20 (e)(h) (Cost $—)	3,750	7
	Shares	Value (000)
Short-Term Investments (3.7%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 3.61% (See Note H) (Cost $3,905)	3,905,180	$3,905
	Face Amount (000)
United States (0.3%)
U.S. Treasury Security (0.3%)
U.S. Treasury Bill, 3.84%, 3/3/26 (i)(j) (Cost $308)	$310	308
Total Short-Term Investments (Cost $4,213)		4,213
Total Investments (97.4%) (Cost $105,722) (k)(l)(m)(n)		110,054
Other Assets in Excess of Liabilities (2.6%)		2,944
Net Assets (100.0%)		$112,998

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2025. Maturity date disclosed is the ultimate maturity date.

(c)  Issuer in bankruptcy.

(d)  Non-income producing security; bond in default.

(e)  Floating or variable rate securities: The rates disclosed are as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(f)  Income may be paid in additional securities and/or cash at the discretion of the issuer.

(g)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of December 31, 2025.

(h)  Non-income producing security.

(i)  Rate shown is the yield to maturity at December 31, 2025.

(j)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(k)  The approximate fair value and percentage of net assets, $4,000 and 0.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(l)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

(m)  At December 31, 2025, the aggregate cost for federal income tax purposes is approximately $107,263,000. The aggregate gross unrealized appreciation is approximately $8,816,000 and the aggregate gross unrealized depreciation is approximately $6,285,000, resulting in net unrealized appreciation of approximately $2,531,000.

(n)  At December 31, 2025, the Fund had unfunded loan commitments of $2,265,000, which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitments (000)	Value (000)	Unrealized Appreciation/ (Depreciation) (000)
Staatsolie Maatschappij Suriname NV	$1,795	$1,795	$0
VMOS SA	472	470	(2)
	$2,267	$2,265	$(2)

EURIBOR  Euro Interbank Offered Rate.

GMTN  Global Medium Term Note.

JSC  Joint Stock Company.

PIK  Payment-in-Kind.

SOFR  Secured Overnight Financing Rate.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2025:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	EUR	490		$573	1/9/26	$(4)
Goldman Sachs International	EUR	2,571		$3,005	1/9/26	(17)
Goldman Sachs International	EUR	914		$1,068	1/9/26	(6)
Goldman Sachs International	EUR	990		$1,157	1/9/26	(7)
Goldman Sachs International	EUR	1,090		$1,274	1/9/26	(7)
Goldman Sachs International	EUR	630		$737	1/9/26	(4)
Goldman Sachs International	EUR	265		$309	1/9/26	(2)
Goldman Sachs International	EUR	145		$169	1/9/26	(1)
Goldman Sachs International	EUR	1,049		$1,226	1/9/26	(7)
Goldman Sachs International	EUR	4		$5	1/9/26	(— @)
Goldman Sachs International	EUR	924		$1,080	1/9/26	(6)
Goldman Sachs International	EUR	342		$399	1/9/26	(2)
Goldman Sachs International		$128	EUR	110	1/9/26	1
Goldman Sachs International		$187	EUR	160	1/9/26	1
Goldman Sachs International		$14	EUR	12	1/9/26	— @
UBS AG		$116	EUR	99	1/9/26	(— @)
						$(61)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2025:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note (United States)	10	Mar-26	$2,000	$2,088	$(1)
U.S. Treasury 5 yr. Note (United States)	30	Mar-26	3,000	3,279	(5)
U.S. Treasury 10 yr. Ultra Note (United States)	78	Mar-26	7,800	8,971	(52)
U.S. Treasury Long Bond (United States)	44	Mar-26	4,400	5,086	(55)
Ultra U.S. Treasury Bond (United States)	89	Mar-26	8,900	10,502	(184)

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Futures Contracts: (cont'd):

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Short:
German Euro-Bobl Index (Germany)	20	Mar-26	EUR	(2,000)	$(2,730)	$11
German Euro-Bund Index (Germany)	43	Mar-26		(4,300)	(6,447)	47
German Euro-Schatz Index (Germany)	13	Mar-26		(1,300)	(1,631)	2
U.S. Treasury 10 yr. Note (United States)	46	Mar-26		$(4,600)	(5,172)	22
						$(215)

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at December 31, 2025:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC* Egypt Government International Bonds	NR	Sell	1.00%	Quarterly	12/20/28	$188	$(5)	$(55)	$50
Goldman Sachs International Petroleos Mexicanos	NR	Sell	1.00	Quarterly	6/20/26	261	(1)	(12)	11
Morgan Stanley & Co. LLC* Petrobras Global Finance BV	NR	Buy	1.00	Quarterly	12/20/30	1,985	47	50	(3)
Goldman Sachs International Petroleos Mexicanos	NR	Sell	1.00	Quarterly	6/20/27	710	(10)	(18)	8
JPMorgan Chase Bank NA Petroleos Mexicanos	NR	Sell	1.00	Quarterly	6/20/27	312	(4)	(9)	5
Barclays Bank PLC Petroleos Mexicanos	NR	Sell	1.00	Quarterly	12/20/26	634	(4)	(11)	7
Barclays Bank PLC Petroleos Mexicanos	NR	Sell	1.00	Quarterly	6/20/27	476	(7)	(12)	5
Barclays Bank PLC Petroleos Mexicanos	NR	Sell	1.00	Quarterly	6/20/27	100	(2)	(3)	1
							$14	$(70)	$84

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

NR  Not rated.

EUR  — Euro

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	66.1%
Corporate Bonds	23.7
Senior Loan Interests	6.4
Other*	3.8
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open futures contracts with a value of approximately $45,906 and net unrealized depreciation of approximately $215,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $61,000. Also does not include open swap agreements with net unrealized appreciation of approximately $84,000.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2025 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $101,817)	$106,149
Investment in Security of Affiliated Issuer, at Value (Cost $3,905)	3,905
Total Investments in Securities, at Value (Cost $105,722)	110,054
Cash	15
Foreign Currency, at Value (Cost $262)	325
Interest Receivable	1,968
Receivable for Variation Margin on Futures Contracts	1,011
Receivable for Investments Sold	552
Receivable for Fund Shares Sold	107
Unrealized Appreciation on Swap Agreements	37
Receivable from Affiliate	15
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	2
Receivable for Variation Margin on Swap Agreements	1
Other Assets	15
Total Assets	114,102
Liabilities:
Deferred Capital Gain Country Tax	518
Payable for Investments Purchased	177
Payable for Advisory Fees	122
Upfront Payment Received on Open Swap Agreements	65
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	63
Payable for Servicing Fees	44
Payable for Custodian Fees	40
Payable for Fund Shares Redeemed	26
Payable for Administration Fees	8
Payable for Professional Fees	6
Net Unrealized Depreciation on Unfunded Commitments	2
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	—	@
Other Liabilities	31
Total Liabilities	1,104
NET ASSETS	$112,998
Net Assets Consist of:
Paid-in-Capital	$172,394
Total Accumulated Loss	(59,396)
Net Assets	$112,998
CLASS I:
Net Assets	$103,114
Net Asset Value, Offering and Redemption Price Per Share Applicable to 19,074,836 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$5.41
CLASS II:
Net Assets	$9,884
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,852,234 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$5.34

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2025 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$8,954
Dividends from Security of Affiliated Issuer (Note H)	143
Dividends from Securities of Unaffiliated Issuers	1
Total Investment Income	9,098
Expenses:
Advisory Fees (Note B)	799
Professional Fees	248
Servicing Fees (Note D)	178
Administration Fees (Note C)	85
Custodian Fees (Note G)	74
Distribution Fees — Class II Shares (Note E)	25
Shareholder Reporting Fees	17
Transfer Agency Fees (Note F)	15
Pricing Fees	11
Directors' Fees and Expenses	7
Other Expenses	24
Total Expenses	1,483
Waiver of Advisory Fees (Note B)	(288)
Waiver of Distribution Fees — Class II Shares (Note E)	(20)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Net Expenses	1,168
Net Investment Income	7,930
Realized Gain (Loss):
Investments Sold (Net of $50 of Capital Gain Country Tax)	(2,012)
Foreign Currency Forward Exchange Contracts	(738)
Foreign Currency Transactions	(70)
Futures Contracts	7
Swap Agreements	(37)
Net Realized Loss	(2,850)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $106)	9,229
Foreign Currency Forward Exchange Contracts	(234)
Foreign Currency Translation	107
Futures Contracts	617
Swap Agreements	55
Unfunded Commitments	(2)
Net Change in Unrealized Appreciation (Depreciation)	9,772
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	6,922
Net Increase in Net Assets Resulting from Operations	$14,852

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2025 (000)	Year Ended December 31, 2024 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,930	$12,734
Net Realized Gain (Loss)	(2,850)	181
Net Change in Unrealized Appreciation (Depreciation)	9,772	(1,851)
Net Increase in Net Assets Resulting from Operations	14,852	11,064
Dividends and Distributions to Shareholders:
Class I	(13,668)	(9,587)
Class II	(1,438)	(1,154)
Total Dividends and Distributions to Shareholders	(15,106)	(10,741)
Capital Share Transactions:(1)
Class I:
Subscribed	12,286	6,024
Distributions Reinvested	13,668	9,587
Redeemed	(15,247)	(16,771)
Class II:
Subscribed	512	714
Distributions Reinvested	1,438	1,154
Redeemed	(2,544)	(2,786)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	10,113	(2,078)
Total Increase (Decrease) in Net Assets	9,859	(1,755)
Net Assets:
Beginning of Period	103,139	104,894
End of Period	$112,998	$103,139
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,249	1,086
Shares Issued on Distributions Reinvested	2,766	1,830
Shares Redeemed	(2,797)	(3,033)
Net Increase (Decrease) in Class I Shares Outstanding	2,218	(117)
Class II:
Shares Subscribed	97	132
Shares Issued on Distributions Reinvested	295	222
Shares Redeemed	(476)	(511)
Net Decrease in Class II Shares Outstanding	(84)	(157)

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$5.49		$5.51		$5.38		$7.20		$7.74
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.40		0.67		0.48		0.41		0.34
Net Realized and Unrealized Gain (Loss)	0.36		(0.09)		0.13		(1.78)		(0.49)
Total from Investment Operations	0.76		0.58		0.61		(1.37)		(0.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.84)		(0.60)		(0.48)		(0.45)		(0.39)
Net Asset Value, End of Period	$5.41		$5.49		$5.51		$5.38		$7.20
Total Return(2)	15.33%		11.23%		11.84	%(3)	(18.74)%		(2.02)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,114		$92,617		$93,484		$91,828		$133,413
Ratio of Expenses Before Expense Limitation	1.37%		1.33%		1.32%		1.24%		1.17%
Ratio of Expenses After Expense Limitation	1.09	%(4)	1.09	%(4)	1.09	%(4)	1.10	%(4)	1.12	%(4)(5)
Ratio of Net Investment Income	7.45	%(4)	12.18	%(4)	9.07	%(4)	6.96	%(4)	4.59	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	119%		139%		117%		75%		28%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I shares. Prior to July 1, 2021, the maximum ratio was 1.30% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$5.43		$5.45		$5.33		$7.14		$7.67
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.40		0.67		0.47		0.40		0.34
Net Realized and Unrealized Gain (Loss)	0.35		(0.09)		0.12		(1.76)		(0.48)
Total from Investment Operations	0.75		0.58		0.59		(1.36)		(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.84)		(0.60)		(0.47)		(0.45)		(0.39)
Net Asset Value, End of Period	$5.34		$5.43		$5.45		$5.33		$7.14
Total Return(2)	15.24%		11.28%		11.69	%(3)	(18.81)%		(1.96)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,884		$10,522		$11,410		$12,093		$16,181
Ratio of Expenses Before Expense Limitation	1.62%		1.58%		1.57%		1.49%		1.42%
Ratio of Expenses After Expense Limitation	1.14	%(4)	1.14	%(4)	1.14	%(4)	1.15	%(4)	1.17	%(4)(5)
Ratio of Net Investment Income	7.40	%(4)	12.13	%(4)	9.02	%(4)	6.91	%(4)	4.54	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	119%		139%		117%		75%		28%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class II shares. Prior to July 1, 2021, the maximum ratio was 1.35% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of five separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Emerging Markets Debt Portfolio. The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (3) certain senior loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a reputable broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors.

16

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2025:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Corporate Bonds	$—	$26,099	$—	$26,099
Sovereign	—	72,731	—	72,731
Senior Loan Interests	—	7,000	—	7,000
Total Fixed Income Securities	—	105,830	—	105,830
Common Stock
Real Estate Management & Development	—	4	—	4
Warrants	—	7	—	7
Short-Term Investments
U.S. Treasury Security	—	308	—	308
Investment Company	3,905	—	—	3,905
Total Short-Term Investments	3,905	308	—	4,213
Foreign Currency Forward Exchange Contracts	—	2	—	2
Futures Contracts	82	—	—	82
Credit Default Swap Agreements	—	87	—	87
Total Assets	3,987	106,238	—	110,225
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(63)	—	(63)
Futures Contracts	(297)	—	—	(297)
Credit Default Swap Agreement	—	(3)	—	(3)
Total Liabilities	(297)	(66)	—	(363)
Total	$3,690	$106,172	$—	$109,862

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

17

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments by U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly

18

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities and the Fund also entered into contracts with banks and brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin) and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contract. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by

19

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

When the Fund has an unrealized loss on an OTC swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. For OTC swap once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreement in the Statement Operations, in addition to any realized gains (loss) recorded upon the termination of swap agreements.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments

20

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2025:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$2
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	82	(a)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	50	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	37
Total			$171

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(63)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(297	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	(3	)(a)
Total			$(363)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2025 in accordance with ASC 815:

Net Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(738)
Interest Rate Risk	Future Contracts	7
Credit Risk	Swap Agreements	(37)
Total		$(768)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(234)
Interest Rate Risk	Future Contracts	617
Credit Risk	Swap Agreements	55
Total		$438

At December 31, 2025, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivative(a)	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$2	$(63)
Swap Agreements	37	—
Total	$39	$(63)

(a)  Excludes exchange-traded derivatives.

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master

21

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2025:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$13	$—	$—	$13
Goldman Sachs International	21	(2)	—	19
JPMorgan Chase Bank NA	5	—	—	5
Total	$39	$(2)	$—	$37
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$4	$—	$—	$4
Goldman Sachs International	59	(2)	—	57
UBS AG	— @	—	—	— @
Total	$63	$(2)	$—	$61

@  Value is less than $500.

For the year ended December 31, 2025, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$13,574,000
Futures Contracts:
Average monthly notional value	$70,149,000
Swap Agreements:
Average monthly notional amount	$3,090,000

6.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders

("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

The Fund's investment in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being

22

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Segment Reporting: The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Financial Statements. The Fund's President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Financial Statements.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2025, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2025, approximately $288,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2025, this waiver amounted to approximately $20,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2025, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

23

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2025, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $118,916,000 and $117,967,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2025

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2025, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2025 is as follows:

Affiliated Investment Company	Value December 31, 2024 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$—	$68,243	$64,338	$143
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2025 (000)
Liquidity Fund	$—	$—	$3,905

Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. As of December 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund's financial statement presentation or disclosure.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the

24

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the state departments of revenue and by foreign tax authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2025 and 2024 was as follows:

2025 Distributions Paid From:	2024 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$15,106	$10,741

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2025.

At December 31, 2025, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$8,027	$—

At December 31, 2025, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $3,521,000 and $66,426,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $500,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2025, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2025, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 82.6%.

L. Market and Geopolitical Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events

25

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate preexisting risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund's investments cannot be predicted.

26

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets Debt Portfolio and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Debt Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 25, 2026

27

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2025.

The Fund designated approximately $639,000 of its distributions paid as qualified interest income.

The Fund designated approximately $6,768,000 of its distributions paid as business interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

MBDBX-NCSR 12.31.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Financial Statements and Additional Information

December 31, 2025

Emerging Markets Equity Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Table of Contents (unaudited)

1

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (100.8%)
Brazil (5.9%)
Banco BTG Pactual SA (Units) (a)	53,844	$516
Itau Unibanco Holding SA (Preference)	282,360	2,018
Motiva Infraestrutura de Mobilidade SA	519,988	1,426
Rede D'Or Sao Luiz SA	234,955	1,740
Telefonica Brasil SA	148,469	889
Vale SA	81,677	1,066
WEG SA	329,961	2,915
		10,570
Chile (0.8%)
Banco de Chile	7,834,777	1,512
China (21.1%)
Alibaba Group Holding Ltd. (b)	355,200	6,522
Bank of Jiangsu Co. Ltd., Class A	706,500	1,052
Bank of Ningbo Co. Ltd., Class A	204,200	821
BYD Co. Ltd., H Shares (b)	49,600	606
China Construction Bank Corp., H Shares (b)	3,094,230	3,063
China International Capital Corp. Ltd., Class H (b)	279,200	705
China Merchants Bank Co. Ltd., H Shares (b)	363,500	2,473
Contemporary Amperex Technology Co. Ltd., Class A	21,600	1,136
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	157,609	1,344
Kuaishou Technology (b)	78,700	651
NARI Technology Co. Ltd., Class A	301,600	970
NAURA Technology Group Co. Ltd., Class A	17,120	1,124
NetEase, Inc. (b)	47,100	1,296
Ping An Insurance Group Co. of China Ltd., Class H (b)	120,000	1,008
Shenzhen Inovance Technology Co. Ltd., Class A	104,000	1,121
Tencent Holdings Ltd. (b)	130,400	10,007
Trip.com Group Ltd. ADR	25,352	1,823
Xiaomi Corp., Class B (b)(c)	230,600	1,164
Yum China Holdings, Inc.	17,879	854
		37,740
Czech Republic (0.7%)
Komercni Banka AS	21,033	1,186
India (21.3%)
360 ONE WAM Ltd.	68,873	913
Avenue Supermarts Ltd. (c)	16,691	703
Axis Bank Ltd.	106,114	1,501
Bajaj Auto Ltd.	12,654	1,316
Bajaj Finance Ltd.	150,752	1,658
CG Power & Industrial Solutions Ltd.	65,757	474
Colgate-Palmolive India Ltd.	13,499	312
Grasim Industries Ltd.	39,220	1,235
HDFC Asset Management Co. Ltd.	51,031	1,518
HDFC Bank Ltd.	95,332	1,053
HDFC Bank Ltd. ADR	47,400	1,732
Hindalco Industries Ltd.	72,358	714
	Shares	Value (000)
Hitachi Energy India Ltd.	6,821	$1,390
ICICI Bank Ltd.	192,789	2,885
IDFC First Bank Ltd.	1,834,393	1,748
Infosys Ltd. ADR (d)	106,646	1,900
Larsen & Toubro Ltd.	25,348	1,152
Lodha Developers Ltd.	89,671	1,060
Mahindra & Mahindra Ltd.	62,797	2,594
MakeMyTrip Ltd. (c)	7,631	627
Max Healthcare Institute Ltd.	113,384	1,319
Pidilite Industries Ltd.	65,286	1,077
Reliance Industries Ltd.	196,855	3,445
Samvardhana Motherson International Ltd.	625,350	835
Shriram Finance Ltd.	111,149	1,234
State Bank of India	220,877	2,416
Swiggy Ltd. (c)	107,616	463
United Breweries Ltd.	45,404	820
		38,094
Indonesia (0.5%)
Cisarua Mountain Dairy Tbk. PT	2,454,000	832
Korea, Republic of (12.7%)
HYBE Co. Ltd. (c)	2,222	508
Hyundai Motor Co.	7,824	1,616
KB Financial Group, Inc.	20,174	1,737
Kia Corp.	12,497	1,059
KT&G Corp.	9,415	928
NAVER Corp.	8,489	1,427
Samsung Electronics Co. Ltd.	157,841	13,230
SK Hynix, Inc.	5,090	2,305
		22,810
Malaysia (1.3%)
CIMB Group Holdings Bhd.	635,600	1,291
Malayan Banking Bhd.	389,600	1,006
		2,297
Mexico (3.4%)
Grupo Financiero Banorte SAB de CV Series O	257,711	2,388
Kimberly-Clark de Mexico SAB de CV, Class A	273,496	583
Prologis Property Mexico SA de CV REIT	323,560	1,352
Wal-Mart de Mexico SAB de CV	596,520	1,855
		6,178
Peru (0.5%)
Credicorp Ltd.	3,143	902
Poland (3.0%)
Allegro.eu SA (c)	235,762	2,023
Budimex SA	6,423	1,136
Powszechna Kasa Oszczednosci Bank Polski SA	93,843	2,215
		5,374
Saudi Arabia (1.0%)
Alinma Bank	139,809	908
Bupa Arabia for Cooperative Insurance Co.	24,713	916
		1,824

The accompanying notes are an integral part of the financial statements.
2

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
South Africa (3.3%)
AVI Ltd.	236,576	$1,510
Capitec Bank Holdings Ltd.	10,378	2,605
Clicks Group Ltd.	51,331	1,046
OUTsurance Group Ltd.	186,913	809
		5,970
Taiwan (23.1%)
Airtac International Group	26,901	793
Alchip Technologies Ltd.	14,000	1,563
ASE Technology Holding Co. Ltd.	170,000	1,340
Chailease Holding Co. Ltd.	193,980	650
Delta Electronics, Inc.	47,000	1,434
Hon Hai Precision Industry Co. Ltd.	366,000	2,683
MediaTek, Inc.	43,000	1,952
Taiwan Semiconductor Manufacturing Co. Ltd.	549,000	26,987
Unimicron Technology Corp.	248,000	1,732
Wiwynn Corp.	16,242	2,314
		41,448
United Kingdom (1.6%)
Antofagasta PLC	63,619	2,794
United States (0.6%)
MercadoLibre, Inc. (c)	540	1,088
Total Common Stocks (Cost $105,979)		180,619
Short-Term Investments (1.4%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class, 3.71% (See Note H) (Cost $1,012)	1,012,295	1,012
Securities held as Collateral on Loaned Securities (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class, 3.71% (See Note H) (Cost $1,598)	1,597,623	1,598
Total Short-Term Investments (Cost $2,610)		2,610
Total Investments (102.2%) (Cost $108,589) including $1,900 of Securities Loaned (e)(f)		183,229
Liabilities in Excess of Other Assets (–2.2%)		(3,982)
Net Assets (100.0%)		$179,247

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  All or a portion of this security was on loan at December 31, 2025.

(e)  The approximate fair value and percentage of net assets, $165,515,000 and 92.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(f)  At December 31, 2025, the aggregate cost for federal income tax purposes is approximately $109,525,000. The aggregate gross unrealized appreciation is approximately $76,325,000 and the aggregate gross unrealized depreciation is approximately $4,936,000, resulting in net unrealized appreciation of approximately $71,389,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	39.4%
Banks	20.1
Semiconductors & Semiconductor Equipment	19.4
Tech Hardware, Storage & Peripherals	9.2
Interactive Media & Services	6.6
Broadline Retail	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2025.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
3

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2025 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $105,979)	$180,619
Investment in Security of Affiliated Issuer, at Value (Cost $2,610)	2,610
Total Investments in Securities, at Value (Cost $108,589)	183,229
Foreign Currency, at Value (Cost $160)	162
Dividends Receivable	352
Receivable for Fund Shares Sold	111
Tax Reclaim Receivable	43
Receivable from Securities Lending Income	15
Receivable from Affiliate	4
Other Assets	20
Total Assets	183,936
Liabilities:
Deferred Capital Gain Country Tax	2,514
Collateral on Securities Loaned, at Value	1,598
Payable for Advisory Fees	298
Payable for Fund Shares Redeemed	79
Payable for Servicing Fees	65
Payable for Custodian Fees	58
Payable for Professional Fees	28
Payable for Administration Fees	12
Payable for Transfer Agency Fees	4
Payable for Distribution Fees — Class II Shares	—	@
Other Liabilities	33
Total Liabilities	4,689
NET ASSETS	$179,247
Net Assets Consist of:
Paid-in-Capital	$97,624
Total Distributable Earnings	81,623
Net Assets	$179,247
CLASS I:
Net Assets	$126,715
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,213,440 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.57
CLASS II:
Net Assets	$52,532
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,003,616 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.49
(1) Including:
Securities on Loan, at Value:	$1,900

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
4

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2025 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $504 of Foreign Taxes Withheld)	$3,676
Dividends from Security of Affiliated Issuer (Note H)	118
Income from Securities Loaned — Net	55
Total Investment Income	3,849
Expenses:
Advisory Fees (Note B)	1,223
Servicing Fees (Note D)	261
Professional Fees	240
Custodian Fees (Note G)	137
Administration Fees (Note C)	131
Distribution Fees — Class II Shares (Note E)	121
Transfer Agency Fees (Note F)	28
Shareholder Reporting Fees	26
Directors' Fees and Expenses	8
Pricing Fees	7
Other Expenses	28
Total Expenses	2,210
Waiver of Distribution Fees — Class II Shares (Note E)	(97)
Waiver of Advisory Fees (Note B)	(49)
Rebate from Morgan Stanley Affiliate (Note H)	(4)
Net Expenses	2,060
Net Investment Income	1,789
Realized Gain (Loss):
Investments Sold (Net of $296 of Capital Gain Country Tax)	8,080
Foreign Currency Transactions	(80)
Net Realized Gain	8,000
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $409)	37,177
Foreign Currency Translation	12
Net Change in Unrealized Appreciation (Depreciation)	37,189
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	45,189
Net Increase in Net Assets Resulting from Operations	$46,978

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2025 (000)	Year Ended December 31, 2024 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,789	$1,655
Net Realized Gain	8,000	8,140
Net Change in Unrealized Appreciation (Depreciation)	37,189	2,525
Net Increase in Net Assets Resulting from Operations	46,978	12,320
Dividends and Distributions to Shareholders:
Class I	(4,290)	(1,538)
Class II	(1,806)	(636)
Total Dividends and Distributions to Shareholders	(6,096)	(2,174)
Capital Share Transactions:(1)
Class I:
Subscribed	11,013	7,816
Distributions Reinvested	4,290	1,538
Redeemed	(25,513)	(20,302)
Class II:
Subscribed	2,890	2,516
Distributions Reinvested	1,806	636
Redeemed	(9,728)	(9,906)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(15,242)	(17,702)
Total Increase (Decrease) in Net Assets	25,640	(7,556)
Net Assets:
Beginning of Period	153,607	161,163
End of Period	$179,247	$153,607
(1) Capital Share Transactions:
Class I:
Shares Subscribed	701	559
Shares Issued on Distributions Reinvested	285	106
Shares Redeemed	(1,652)	(1,477)
Net Decrease in Class I Shares Outstanding	(666)	(812)
Class II:
Shares Subscribed	189	185
Shares Issued on Distributions Reinvested	120	44
Shares Redeemed	(631)	(721)
Net Decrease in Class II Shares Outstanding	(322)	(492)

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$13.73		$12.90		$11.92		$18.11		$17.73
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17		0.14		0.19		0.19		0.08
Net Realized and Unrealized Gain (Loss)	4.26		0.88		1.21		(4.81)		0.46
Total from Investment Operations	4.43		1.02		1.40		(4.62)		0.54
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.19)		(0.20)		(0.06)		(0.16)
Net Realized Gain	(0.53)		—		(0.22)		(1.51)		—
Total Distributions	(0.59)		(0.19)		(0.42)		(1.57)		(0.16)
Net Asset Value, End of Period	$17.57		$13.73		$12.90		$11.92		$18.11
Total Return(2)	32.96%		7.82%		11.97	%(3)	(25.08)%		2.99%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$126,715		$108,157		$112,121		$111,050		$160,661
Ratio of Expenses Before Expense Limitation	1.28%		1.26%		1.28%		1.32%		1.25%
Ratio of Expenses After Expense Limitation	1.25	%(4)	1.25	%(4)	1.24	%(4)(5)	1.25	%(4)	1.25	%(4)
Ratio of Net Investment Income	1.11	%(4)	1.04	%(4)	1.52	%(4)(5)	1.41	%(4)	0.44	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	23%		36%		33%		38%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.25%	1.51%

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$13.67		$12.85		$11.87		$18.04		$17.66
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16		0.14		0.18		0.18		0.07
Net Realized and Unrealized Gain (Loss)	4.25		0.86		1.22		(4.79)		0.46
Total from Investment Operations	4.41		1.00		1.40		(4.61)		0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.18)		(0.20)		(0.05)		(0.15)
Net Realized Gain	(0.53)		—		(0.22)		(1.51)		—
Total Distributions	(0.59)		(0.18)		(0.42)		(1.56)		(0.15)
Net Asset Value, End of Period	$17.49		$13.67		$12.85		$11.87		$18.04
Total Return(2)	32.90%		7.72%		11.96	%(3)	(25.13)%		2.95%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$52,532		$45,450		$49,042		$48,709		$67,300
Ratio of Expenses Before Expense Limitation	1.53%		1.51%		1.53%		1.57%		1.50%
Ratio of Expenses After Expense Limitation	1.30	%(4)	1.30	%(4)	1.29	%(4)(5)	1.30	%(4)	1.30	%(4)
Ratio of Net Investment Income	1.06	%(4)	0.99	%(4)	1.47	%(4)(5)	1.36	%(4)	0.39	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	23%		36%		33%		38%		39%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class II shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.30%	1.46%

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of five separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Emerging Markets Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub- Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts")

9

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2025:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobile Components	$—	$835	$—	$835
Automobiles	—	7,191	—	7,191
Banks	5,022	31,489	—	36,511
Beverages	—	820	—	820
Broadline Retail	1,088	8,545	—	9,633
Capital Markets	—	3,652	—	3,652
Chemicals	—	1,077	—	1,077
Construction & Engineering	—	2,288	—	2,288
Construction Materials	—	1,235	—	1,235
Consumer Finance	—	2,891	—	2,891
Consumer Staples Distribution & Retail	1,855	1,749	—	3,604
Diversified Telecommunication Services	—	889	—	889
Electrical Equipment	—	6,886	—	6,886
Electronic Equipment, Instruments & Components	—	5,848	—	5,848
Entertainment	—	1,805	—	1,805
Financial Services	—	650	—	650
Food Products	—	2,342	—	2,342
Health Care Providers & Services	—	3,059	—	3,059
Hotels, Restaurants & Leisure	3,304	463	—	3,767
Household Products	583	—	—	583
Industrial REITs	1,352	—	—	1,352
Information Technology Services	1,900	—	—	1,900
Insurance	—	2,732	—	2,732

10

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$—	$12,085	$—	$12,085
Machinery	—	1,914	—	1,914
Metals & Mining	—	4,575	—	4,575
Oil, Gas & Consumable Fuels	—	3,445	—	3,445
Personal Care Products	—	312	—	312
Pharmaceuticals	—	1,344	—	1,344
Real Estate Management & Development	—	1,060	—	1,060
Semiconductors & Semiconductor Equipment	—	35,273	—	35,273
Tech Hardware, Storage & Peripherals	—	16,707	—	16,707
Tobacco	—	928	—	928
Transportation Infrastructure	—	1,426	—	1,426
Total Common Stocks	15,104	165,515	—	180,619
Short-Term Investments
Investment Company	2,610	—	—	2,610
Total Assets	$17,714	$165,515	$—	$183,229

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments by U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as

11

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2025:

Gross Amount Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,900	(a)	$—	$(1,900	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Fund received cash collateral of approximately $1,598,000, which was subsequently invested in the Morgan Stanley Institutional Liquidity Fund as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $375,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2025:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,598	$—	$—	$—	$1,598
Total Borrowings	$1,598	$—	$—	$—	$1,598
Gross amount of recognized liabilities for securities lending transactions					$1,598

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration

12

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Segment Reporting: The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Financial Statements. The Fund's President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Financial Statements.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1.5 billion	Over $2.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2025, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares and 1.30% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2025, approximately $49,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2025, this waiver amounted to approximately $97,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2025, co-transfer agency

13

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2025, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $36,482,000 and $53,812,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2025.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2025, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2025 is as follows:

Affiliated Investment Company	Value December 31, 2024 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$6,285	$37,964	$41,639	$118
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2025 (000)
Liquidity Fund	$—	$—	$2,610

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

Rule 17a-7 under the Act (the "Rule"). As a result of a change in the Rule 2a-5 under the Act, which impacts transactions under Rule 17a-7, a security is an eligible security for purposes of Rule 17a-7 only when there is a "readily available market quotation" for the security. The Fund's Rule 17a-7 policy was amended effective September 8, 2022, to reflect the new requirements of Rule 2a-5.

For the year ended ended December 31, 2025, the Fund did not engage in any cross-trade transactions.

Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for

14

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

federal income or excise tax is necessary. As of December 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund's financial statement presentation or disclosure.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the state departments of revenue and by foreign tax authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2025 and 2024 was as follows:

2025 Distributions Paid From:		2024 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$633	$5,463	$2,174	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2025.

At December 31, 2025, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,294	$7,953

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $500,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2025, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2025, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.1%.

L. Market and Geopolitical Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics

15

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate preexisting risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund's investments cannot be predicted.

16

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets Equity Portfolio and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 25, 2026

17

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2025.

The Fund designated and paid approximately $5,463,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2025. When distributed, certain earnings may be subject to maximum tax rate of 15% as provided for by the Jobs and growth Tax Reconciliation Act of 2003. The fund designed up to a maximum of approximately $2,216,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $788,000 and has derived net income from sources within foreign countries amounting to approximately $4,428,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

18

(This page has been left blank intentionally.)

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

MSMBX-NCSR 12.31.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Financial Statements and Additional Information

December 31, 2025

Global Strategist Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Table of Contents (unaudited)

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (45.0%)
Agency Fixed Rate Mortgages (3.9%)
United States (3.9%)
Federal Home Loan Mortgage Corporation, Conventional Pools: 2.00%, 6/1/52		$558	$452
3.00%, 11/1/52		87	77
4.50%, 1/1/49		11	11
5.50%, 12/1/54		236	240
6.00%, 9/1/54		127	131
Gold Pools: 3.50%, 2/1/45 - 6/1/45		137	128
4.50%, 1/1/49		7	7
Federal National Mortgage Association, Conventional Pools:
2.50%, 10/1/51		255	216
3.00%, 4/1/52		337	299
3.50%, 1/1/51		342	320
4.00%, 11/1/41 - 1/1/46		137	133
4.50%, 3/1/41 - 11/1/44		51	50
5.00%, 1/1/41 - 3/1/41		20	21
5.50%, 8/1/55		215	219
6.00%, 1/1/38 - 10/1/55		152	158
6.50%, 10/1/53		16	17
January TBA: 2.50%, 1/1/55 (a)		530	448
3.00%, 1/1/56 (a)		60	53
4.00%, 1/1/56 (a)		60	57
4.50%, 1/1/55 (a)		60	59
5.00%, 1/1/55 (a)		140	140
Government National Mortgage Association, Various Pools:
4.00%, 7/15/44		6	6
5.00%, 2/20/49		3	3
Total Agency Fixed Rate Mortgages (Cost $3,341)			3,245
Asset-Backed Securities (0.9%)
Ireland (0.0%)‡
European Residential Loan Securitisation 2019-NPL1 DAC, Class A 1 Month EURIBOR + 3.25%, 5.15%, 7/24/54 (b)	EUR	30	36
United States (0.9%)
Cloud Capital Holdco LP, Class A2 5.78%, 11/22/49 (c)		$150	151
DataBank Issuer II LLC, Class A2 5.18%, 9/27/55 (c)		160	158
Renaissance Home Equity Loan Trust, 1 Month Term SOFR + 0.87%, 4.61%, 12/25/32 (b)		68	64
Retained Vantage Data Centers Issuer LLC, Class A2A 5.00%, 9/15/48 (c)		100	100
SLM Student Loan Trust, 3 Month EURIBOR + 0.55%, 2.62%, 7/25/39 (b)	EUR	42	47
	Face Amount (000)		Value (000)
STAR Trust, Class A 1 Month Term SOFR + 1.75%, 5.50%, 10/17/41 (b)(c)		$200	$200
			720
Total Asset-Backed Securities (Cost $743)			756
Commercial Mortgage-Backed Securities (0.5%)
Germany (0.0%)‡
Berg Finance DAC, 3 Month EURIBOR + 1.05%, 3.07%, 4/22/33 (b)	EUR	15	18
United States (0.5%)
BAMLL Trust, 1 Month Term SOFR + 2.35%, 6.10%, 8/15/39 (b)(c)		$200	201
BPR Trust, 1 Month Term SOFR + 3.00%, 6.75%, 5/15/39 (b)(c)		100	100
JW Commercial Mortgage Trust, 1 Month Term SOFR + 1.62%, 5.37%, 6/15/39 (b)(c)		100	100
			401
Total Commercial Mortgage-Backed Securities (Cost $418)			419
Corporate Bonds (7.7%)
Australia (0.4%)
NBN Co. Ltd., 2.63%, 5/5/31 (c)		200	184
Westpac Banking Corp., 2.67%, 11/15/35		125	113
			297
Canada (0.3%)
Province of Quebec Canada, 0.00%, 10/29/30	EUR	210	216
France (0.6%)
AXA SA, 3.25%, 5/28/49		100	117
BNP Paribas SA, 1.13%, 6/11/26		225	263
BPCE SA, 5.75%, 6/1/33		100	125
			505
Germany (0.5%)
Allianz SE, 5.82%, 7/25/53		100	131
RWE AG, 3.63%, 1/10/32		30	36
Volkswagen International Finance NV, Series 10Y 1.88%, 3/30/27		200	233
			400
Japan (0.1%)
JT International Financial Services BV, 3.63%, 4/11/34		100	116

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Korea, Republic of (0.2%)
Korea Southern Power Co. Ltd., 0.75%, 1/27/26 (c)		$200	$200
Luxembourg (0.1%)
Blackstone Property Partners Europe Holdings SARL, 1.25%, 4/26/27	EUR	100	116
Netherlands (0.2%)
Alliander NV, 4.50%, 3/27/32 (d)		100	122
Spain (0.1%)
CaixaBank SA, 4.00%, 3/5/37		100	118
United Arab Emirates (0.2%)
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 3/31/36 (c)		$225	199
United Kingdom (0.5%)
BAT Capital Corp., 3.56%, 8/15/27		108	107
HSBC Holdings PLC, 2.87%, 11/22/32		200	182
Lloyds Banking Group PLC, 2.00%, 4/12/28	GBP	100	131
			420
United States (4.5%)
Aon North America, Inc., 5.45%, 3/1/34		$100	104
AT&T, Inc., 2.90%, 12/4/26	GBP	100	134
3.65%, 6/1/51		$75	53
Bank of New York Mellon Corp., MTN 5.19%, 3/14/35		75	78
Boeing Co., 5.81%, 5/1/50		50	49
6.26%, 5/1/27		25	26
6.30%, 5/1/29		25	27
Charles Schwab Corp., 5.85%, 5/19/34		90	96
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, 3/1/42		25	17
5.38%, 5/1/47		100	82
Citigroup, Inc., 3.06%, 1/25/33		275	252
Diamondback Energy, Inc., 6.25%, 3/15/33		50	54
Enterprise Products Operating LLC, 3.95%, 1/31/60		50	37
5.20%, 1/15/36		25	25
Global Payments, Inc., 4.45%, 6/1/28		100	100
Goldman Sachs Group, Inc., 0.75%, 3/23/32	EUR	90	91
5.85%, 4/25/35		$100	106
	Face Amount (000)		Value (000)
Hyundai Capital America, 5.30%, 6/24/29 (c)		$150	$154
Jefferies Financial Group, Inc., 2.63%, 10/15/31		100	89
JPMorgan Chase & Co., 6.25%, 10/23/34		175	192
Las Vegas Sands Corp., 5.63%, 6/15/28		25	26
5.90%, 6/1/27		50	51
6.00%, 8/15/29 - 6/14/30		60	63
Medtronic Global Holdings SCA, 1.00%, 7/2/31	EUR	100	105
Meta Platforms, Inc., 5.63%, 11/15/55		$50	48
Metropolitan Life Global Funding I, 2.95%, 4/9/30 (c)		150	142
Micron Technology, Inc., 5.30%, 1/15/31		200	207
Nuveen LLC, 5.85%, 4/15/34 (c)		25	26
ONEOK, Inc., 5.05%, 11/1/34		100	99
6.50%, 9/1/30 (c)		100	107
Oracle Corp., 5.20%, 9/26/35		75	72
5.88%, 9/26/45		25	23
Pfizer Investment Enterprises Pte. Ltd., 5.34%, 5/19/63		50	46
PNC Financial Services Group, Inc., 6.88%, 10/20/34		125	142
Prologis Euro Finance LLC, 1.88%, 1/5/29	EUR	100	114
Thermo Fisher Scientific, Inc., 0.88%, 10/1/31		100	104
Transcontinental Gas Pipe Line Co. LLC, 4.60%, 3/15/48		$125	109
U.S. Bancorp, 5.68%, 1/23/35		50	53
5.84%, 6/12/34		75	80
Upjohn Finance BV, 1.91%, 6/23/32	EUR	100	103
Verizon Communications, Inc., 2.55%, 3/21/31		$50	46
3.38%, 10/27/36	GBP	100	112
Vontier Corp., 2.40%, 4/1/28		$50	48
			3,692
Total Corporate Bonds (Cost $6,309)			6,401
Mortgages — Other (1.6%)
United Kingdom (0.1%)
Landmark Mortgage Securities No. 3 PLC, 1 day GBP SONIA + 2.22%, 6.15%, 4/17/44 (b)	GBP	45	58
United States (1.5%)
A&D Mortgage Trust, Class A1 6.13%, 5/25/68 (c)		$135	136

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Bayview Opportunity Master Fund VI Trust, 3.00%, 1/25/52 (b)(c)		$79	$69
Chase Home Lending Mortgage Trust, 5.50%, 8/25/55 (b)(c)		115	116
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, 3.00%, 11/25/57		68	60
3.00%, 7/25/58		72	63
3.00%, 10/25/58		11	10
4.00%, 10/25/58		10	9
Federal Home Loan Mortgage Corp. Whole Loan Securities Trust, 3.00%, 9/25/45		13	11
3.00%, 7/25/46		7	6
3.00%, 5/25/47		31	27
3.50%, 5/25/45		6	5
3.50%, 9/25/45		15	14
3.50%, 7/25/46		9	8
4.00%, 5/25/45		2	2
3.00%, 12/25/46		25	22
GCAT Trust, Class 2A2 6.50%, 1/25/54 (b)(c)		80	82
GS Mortgage-Backed Securities Trust, Class A1 6.00%, 2/25/56 (b)(c)		89	91
Hundred Acre Wood Trust, 2.50%, 12/25/51 (b)(c)		75	63
JP Morgan Mortgage Trust, 3.00%, 4/25/52 (b)(c)		135	118
3.00%, 9/25/52 (b)(c)		149	130
3.25%, 7/25/52 (b)(c)		72	65
PRKCM 2023-AFC1 Trust, Class A1 6.60%, 2/25/58 (c)		97	97
PRMI Securitization Trust, 2.50%, 4/25/51 (b)(c)		75	63
			1,267
Total Mortgages — Other (Cost $1,412)			1,325
Sovereign (21.2%)
Australia (1.1%)
Australia Government Bond, 1.25%, 5/21/32	AUD	190	104
Queensland Treasury Corp., 3.25%, 5/21/35 (c)	EUR	100	116
South Australian Government Financing Authority, 1.75%, 5/24/34	AUD	200	103
Treasury Corp. of Victoria, 2.00%, 9/17/35		420	209
2.25%, 9/15/33		389	213
MTN 1.50%, 9/10/31		260	145
			890
	Face Amount (000)		Value (000)
Austria (0.1%)
Republic of Austria Government Bond, 0.00%, 2/20/30	EUR	60	$64
Belgium (0.2%)
Kingdom of Belgium Government Bond, 1.70%, 6/22/50		80	59
3.45%, 6/22/43		100	110
			169
Canada (1.2%)
British Columbia Investment Management Corp., 4.00%, 6/2/35	CAD	200	147
Canadian Government Bond, 2.00%, 12/1/51		20	10
3.25%, 12/1/33		430	313
3.50%, 12/1/57		210	143
Province of Alberta Canada, 3.38%, 4/2/35	EUR	100	118
Province of Ontario Canada, 3.25%, 7/3/35		100	116
Province of Quebec Canada, 3.25%, 5/22/35		100	116
			963
Chile (0.3%)
Chile Government International Bond, 3.75%, 1/14/32		100	119
3.80%, 7/1/35		30	35
3.88%, 7/9/31		100	121
			275
China (3.7%)
China Government Bond, 1.43%, 1/25/30	CNY	2,640	376
2.04%, 11/25/34		1,920	279
2.37%, 1/20/27		1,200	174
2.40%, 7/15/28		1,000	147
2.69%, 8/15/32		1,300	197
2.80%, 11/15/32		3,390	519
3.12%, 10/25/52		400	66
3.13%, 11/21/29		3,550	541
3.27%, 11/19/30		2,510	390
3.52%, 4/25/46		50	9
3.53%, 10/18/51		200	35
3.81%, 9/14/50		300	54
3.86%, 7/22/49		1,410	256
			3,043
Czech Republic (0.1%)
Czech Republic Government Bond, 1.20%, 3/13/31	CZK	1,100	46
Denmark (0.1%)
Denmark Government Bond, 0.50%, 11/15/27	DKK	580	89

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Estonia (0.1%)
Estonia Government International Bond, 3.25%, 1/17/34	EUR	60	$70
Finland (0.2%)
Finland Government Bond, 0.13%, 4/15/36		220	189
France (2.0%)
Agence Francaise de Developpement EPIC, 1.50%, 10/31/34		100	99
French Republic Government Bond OAT, 0.00%, 11/25/29		630	670
2.70%, 2/25/31		690	805
SNCF Reseau, 1.88%, 3/30/34		100	103
			1,677
Germany (2.6%)
Bundesobligation, 1.30%, 10/15/27		1,110	1,287
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/31		80	82
0.25%, 2/15/29		240	265
2.50%, 8/15/54		340	330
State of North Rhine-Westphalia Germany, 1.65%, 2/22/38		230	224
			2,188
Greece (0.0%)‡
Hellenic Republic Government Bond, 4.38%, 7/18/38		30	38
Hungary (0.3%)
Hungary Government Bond, 3.00%, 8/21/30	HUF	8,480	22
Hungary Government International Bond, 6.25%, 9/22/32		$200	214
			236
Indonesia (0.1%)
Indonesia Treasury Bond, 8.38%, 3/15/34	IDR	1,646,000	113
Ireland (0.1%)
Ireland Government Bond, 0.40%, 5/15/35	EUR	60	55
Italy (0.9%)
Italy Buoni Poliennali Del Tesoro, 0.45%, 2/15/29		50	55
2.50%, 12/1/32		80	91
3.85%, 7/1/34		110	134
4.00%, 11/15/30		210	260
4.45%, 9/1/43		58	72
4.50%, 10/1/53		100	120
			732
	Face Amount (000)		Value (000)
Japan (2.9%)
Japan Government Ten Year Bond, 0.80%, 3/20/34	JPY	31,150	$182
0.90%, 9/20/34		68,150	399
1.10%, 6/20/34		16,900	101
1.40%, 3/20/35		78,900	479
Japan Government Thirty Year Bond, 0.30%, 6/20/46		31,200	118
0.40%, 9/20/49		37,000	127
0.70%, 12/20/51		22,200	77
Japan Government Twenty Year Bond, 0.40%, 6/20/41		65,050	298
Japan Government Two Year Bond, 1.00%, 12/1/27		103,000	656
			2,437
Korea, Republic of (0.5%)
Export-Import Bank of Korea, 0.63%, 2/9/26		$200	199
Korea Development Bank, 0.80%, 7/19/26		200	197
			396
Lithuania (0.3%)
Lithuania Government International Bond, 3.50%, 7/3/31	EUR	240	288
Malaysia (0.2%)
Malaysia Government Bond, 3.58%, 7/15/32	MYR	390	97
3.89%, 8/15/29		410	104
			201
Mexico (0.4%)
Mexican Bonos, 7.50%, 6/3/27	MXN	1,700	94
7.75%, 11/23/34		1,000	52
8.50%, 5/31/29		800	45
Mexico Government International Bond, 3.50%, 9/19/29	EUR	100	117
			308
Netherlands (0.3%)
Netherlands Government Bond, 0.00%, 7/15/30		180	189
2.75%, 1/15/47		20	21
			210
New Zealand (0.3%)
New Zealand Government Bond, 4.25%, 5/15/34	NZD	60	34
4.50%, 5/15/35		21	12
New Zealand Local Government Funding Agency Bond, MTN 4.40%, 9/8/27	AUD	310	207
			253

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Norway (0.0%)‡
Norway Government Bond, 3.75%, 6/12/35	NOK	160	$15
Poland (0.1%)
Republic of Poland Government Bond, 1.75%, 4/25/32	PLN	200	47
Portugal (0.0%)‡
Portugal Obrigacoes do Tesouro OT, 3.63%, 6/12/54	EUR	30	33
Romania (0.1%)
Romanian Government International Bond, 5.25%, 3/10/30		70	86
6.50%, 10/7/45 (c)		20	24
			110
Saudi Arabia (0.2%)
Saudi Government International Bond, 3.38%, 3/5/32 (c)		160	189
Singapore (0.1%)
Singapore Government Bond, 2.63%, 8/1/32	SGD	100	81
Slovakia (0.2%)
Slovakia Government Bond, 3.75%, 2/27/40	EUR	130	148
Spain (1.0%)
Spain Government Bond, 0.00%, 1/31/28		50	56
2.70%, 10/31/48		40	38
3.45%, 10/31/34		410	492
3.50%, 5/31/29		160	195
4.00%, 10/31/54		20	23
			804
Sweden (0.1%)
Sweden Government Bond, 2.25%, 5/11/35	SEK	400	42
Switzerland (0.2%)
Swiss Confederation Government Bond, 0.25%, 6/23/35	CHF	110	139
Thailand (0.2%)
Thailand Government Bond, 1.59%, 12/17/35	THB	2,560	81
2.00%, 12/17/31		3,660	121
			202
United Kingdom (1.0%)
United Kingdom Gilt, 0.63%, 10/22/50	GBP	320	160
0.88%, 7/31/33		220	232
3.75%, 10/22/53		70	74
4.25%, 7/31/34		290	386
			852
Total Sovereign (Cost $18,058)			17,592
	Face Amount (000)		Value (000)
Supranational (0.7%)
Corp. Andina de Fomento, 5.00%, 1/24/29 - 1/22/30		$140	$144
MTN 5.30%, 2/19/29	AUD	700	467
Total Supranational (Cost $603)			611
U.S. Treasury Securities (8.5%)
United States (8.5%)
U.S. Treasury Bonds, 1.13%, 5/15/40		$620	394
4.88%, 8/15/45		325	328
U.S. Treasury Inflation Indexed Bond, 1.88%, 7/15/35		4,074	4,064
U.S. Treasury Notes, 3.38%, 5/15/33		720	692
4.00%, 7/31/32		460	463
4.13%, 9/30/27 - 8/31/30		1,060	1,079
Total U.S. Treasury Securities (Cost $7,136)			7,020
Total Fixed Income Securities (Cost $38,020)			37,369
	Shares
Common Stocks (49.2%)
Australia (0.9%)
ANZ Group Holdings Ltd.		1,644	40
APA Group		727	4
Aristocrat Leisure Ltd.		306	12
ASX Ltd.		108	4
BHP Group Ltd.		2,798	84
Brambles Ltd.		753	11
CAR Group Ltd.		209	4
Cochlear Ltd.		36	6
Coles Group Ltd.		749	11
Commonwealth Bank of Australia		912	97
Computershare Ltd.		289	7
CSL Ltd.		271	31
Evolution Mining Ltd.		1,129	9
Fortescue Ltd.		947	14
Goodman Group REIT		1,052	22
Insurance Australia Group Ltd.		1,295	7
Lottery Corp. Ltd.		1,235	4
Lynas Rare Earths Ltd. (e)		501	4
Macquarie Group Ltd.		198	27
Medibank Pvt Ltd.		1,515	5
National Australia Bank Ltd.		1,691	48
Northern Star Resources Ltd.		762	13
Origin Energy Ltd.		955	7
Pro Medicus Ltd.		31	5
Qantas Airways Ltd.		408	3
QBE Insurance Group Ltd.		825	11
REA Group Ltd.		29	4
Rio Tinto Ltd.		204	20
Santos Ltd.		1,797	7
Scentre Group REIT		2,892	8

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
SGH Ltd.	113	$3
Sigma Healthcare Ltd.	2,874	6
Sonic Healthcare Ltd.	259	4
South32 Ltd.	2,492	6
Stockland REIT	1,352	5
Suncorp Group Ltd.	595	7
Telstra Group Ltd.	2,204	7
Transurban Group (Units)	1,723	16
Vicinity Ltd. REIT	2,161	4
Washington H Soul Pattinson & Co. Ltd.	188	5
Wesfarmers Ltd.	623	34
Westpac Banking Corp.	1,881	48
WiseTech Global Ltd.	110	5
Woodside Energy Group Ltd.	1,046	16
Woolworths Group Ltd.	680	13
Xero Ltd. (e)	92	7
		715
Austria (0.1%)
Erste Group Bank AG	193	23
OMV AG	92	5
Raiffeisen Bank International AG	82	4
Verbund AG	236	17
		49
Belgium (0.2%)
Ageas SA	85	6
Anheuser-Busch InBev SA	560	36
Argenx SE (e)	35	29
D'ieteren Group	12	2
Elia Group SA	147	19
Financiere de Tubize SA	11	3
Groupe Bruxelles Lambert NV	46	4
KBC Group NV	132	17
Sofina SA	9	3
Syensqo SA	41	3
UCB SA	71	20
		142
Canada (1.9%)
Agnico Eagle Mines Ltd.	283	48
Alamos Gold, Inc., Class A	236	9
Alimentation Couche-Tard, Inc.	418	23
AltaGas Ltd.	166	5
ARC Resources Ltd.	326	6
AtkinsRealis Group, Inc.	93	6
Bank of Montreal	397	52
Bank of Nova Scotia	687	51
Barrick Mining Corp.	953	42
BCE, Inc.	42	1
Bombardier, Inc., Class B (e)	48	8
Brookfield Asset Management Ltd., Class A	229	12
Brookfield Corp.	1,147	53
Brookfield Renewable Corp.	77	3
	Shares	Value (000)
CAE, Inc. (e)	169	$5
Cameco Corp.	240	22
Canadian Imperial Bank of Commerce	517	47
Canadian National Railway Co.	293	29
Canadian Natural Resources Ltd.	1,165	39
Canadian Pacific Kansas City Ltd.	509	37
Canadian Tire Corp. Ltd., Class A	28	4
Canadian Utilities Ltd., Class A	74	2
CCL Industries, Inc., Class B	80	5
Celestica, Inc. (e)	65	19
Cenovus Energy, Inc.	801	14
CGI, Inc.	110	10
Constellation Software, Inc.	11	26
Descartes Systems Group, Inc. (e)	49	4
Dollarama, Inc.	152	23
Element Fleet Management Corp.	225	6
Emera, Inc.	166	8
Empire Co. Ltd., Class A	70	2
Enbridge, Inc.	1,208	58
Fairfax Financial Holdings Ltd.	12	23
First Quantum Minerals Ltd. (e)	390	10
FirstService Corp.	23	4
Fortis, Inc.	279	15
Franco-Nevada Corp.	108	22
George Weston Ltd.	97	7
GFL Environmental, Inc.	136	6
Gildan Activewear, Inc.	99	6
Great-West Lifeco, Inc.	154	8
Hydro One Ltd.	183	7
iA Financial Corp., Inc.	51	7
IGM Financial, Inc.	46	2
Imperial Oil Ltd.	97	8
Intact Financial Corp.	99	21
Ivanhoe Mines Ltd., Class A (e)	422	5
Keyera Corp.	127	4
Kinross Gold Corp.	683	19
Loblaw Cos. Ltd.	333	15
Lundin Gold, Inc.	62	5
Lundin Mining Corp.	379	8
Magna International, Inc.	151	8
Manulife Financial Corp.	943	34
Metro, Inc.	114	8
National Bank of Canada	218	27
Nutrien Ltd.	269	17
Open Text Corp.	143	5
Pan American Silver Corp.	236	12
Pembina Pipeline Corp.	321	12
Power Corp. of Canada	310	16
RB Global, Inc.	104	11
Restaurant Brands International, Inc.	177	12
Rogers Communications, Inc., Class B	202	8
Royal Bank of Canada	782	133
Saputo, Inc.	138	4

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Shopify, Inc., Class A (e)	690	$111
Stantec, Inc.	63	6
Sun Life Financial, Inc.	311	19
Suncor Energy, Inc.	680	30
TC Energy Corp.	573	32
Teck Resources Ltd., Class B	247	12
TELUS Corp.	285	4
TFI International, Inc.	44	5
Thomson Reuters Corp.	88	12
TMX Group Ltd.	155	6
Toromont Industries Ltd.	45	5
Toronto-Dominion Bank	942	89
Tourmaline Oil Corp.	205	9
Wheaton Precious Metals Corp.	255	30
Whitecap Resources, Inc.	671	6
WSP Global, Inc.	72	13
		1,577
China (0.0%)
China Common Rich Renewable Energy Investments Ltd. (e)(f)	18,000	—
Denmark (0.3%)
AP Moller — Maersk AS Series B	4	10
Carlsberg AS Series B	53	7
Coloplast AS Series B	71	6
Danske Bank AS	378	19
Demant AS (e)	54	2
DSV AS	115	29
Genmab AS (e)	34	10
Novo Nordisk AS, Class B	1,690	86
Novonesis Novozymes B Series B	197	13
Orsted AS (e)	1,807	34
Pandora AS	45	5
Rockwool AS, Class B	55	2
Tryg AS	190	5
Vestas Wind Systems AS	570	15
		243
Finland (0.2%)
Elisa OYJ	77	3
Fortum OYJ	1,509	32
Kesko OYJ, Class B	149	3
Kone OYJ, Class B	184	13
Metso OYJ	362	6
Neste OYJ	231	5
Nokia OYJ	2,886	19
Nordea Bank Abp	1,695	32
Orion OYJ, Class B	60	5
Sampo OYJ, Class A	1,321	16
Stora Enso OYJ, Class R	318	4
UPM-Kymmene OYJ	287	8
Wartsila OYJ Abp	275	10
		156
	Shares	Value (000)
France (1.7%)
Accor SA	110	$6
Aeroports de Paris SA	19	3
Air Liquide SA	322	61
Airbus SE	331	77
Alstom SA (e)	194	6
Amundi SA	34	3
ArcelorMittal SA	263	12
AXA SA	968	46
BioMerieux	23	3
BNP Paribas SA	562	53
Bollore SE	393	2
Bouygues SA	107	6
Bureau Veritas SA	190	6
Capgemini SE	87	14
Carrefour SA	330	6
Cie de Saint-Gobain SA	250	25
Cie Generale des Etablissements Michelin SCA	375	12
Covivio SA REIT	31	2
Credit Agricole SA	597	12
Danone SA	361	33
Dassault Aviation SA	11	4
Dassault Systemes SE	373	10
Edenred SE	133	3
Eiffage SA	38	5
Engie SA	6,184	162
EssilorLuxottica SA	169	53
Eurofins Scientific SE	66	5
Euronext NV	42	6
FDJ UNITED	62	2
Gecina SA REIT	26	2
Getlink SE	167	3
Hermes International SCA	18	45
Ipsen SA	21	3
Kering SA	42	15
Klepierre SA REIT	120	5
Legrand SA	147	22
L'Oreal SA	134	58
LVMH Moet Hennessy Louis Vuitton SE	139	105
Orange SA	1,030	17
Pernod Ricard SA	113	10
Publicis Groupe SA	129	13
Renault SA	108	5
Rexel SA	125	5
Safran SA	201	70
Sanofi SA	614	59
Sartorius Stedim Biotech	16	4
Schneider Electric SE	306	84
Societe Generale SA	396	32
Sodexo SA	49	3
STMicroelectronics NV	376	10
Thales SA	52	14
TotalEnergies SE	1,108	72

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
Unibail-Rodamco-Westfield REIT	68	$7
Veolia Environnement SA	2,135	74
Vinci SA	279	39
		1,414
Germany (1.6%)
adidas AG	96	19
Allianz SE (Registered)	215	99
BASF SE	495	26
Bayer AG (Registered)	542	24
Bayerische Motoren Werke AG	157	17
Bayerische Motoren Werke AG (Preference)	31	3
Beiersdorf AG	54	6
Brenntag SE	68	4
Commerzbank AG	410	17
Continental AG	62	5
CTS Eventim AG & Co. KGaA	35	3
Daimler Truck Holding AG	266	12
Delivery Hero SE (e)	108	3
Deutsche Bank AG (Registered)	1,033	40
Deutsche Boerse AG	104	27
Deutsche Lufthansa AG (Registered)	338	3
Deutsche Post AG (Registered)	536	29
Deutsche Telekom AG (Registered)	2,038	66
Dr. Ing hc F Porsche AG (Preference)	63	3
E.ON SE	7,594	144
Evonik Industries AG	142	2
Fresenius Medical Care AG	122	6
Fresenius SE & Co. KGaA	235	14
GEA Group AG	82	6
Hannover Rueck SE (Registered)	33	10
Heidelberg Materials AG	74	19
Henkel AG & Co. KGaA	58	4
Henkel AG & Co. KGaA (Preference)	89	7
Hensoldt AG	36	3
HOCHTIEF AG	9	4
Infineon Technologies AG	725	32
Knorr-Bremse AG	41	5
LEG Immobilien SE	42	3
Mercedes-Benz Group AG (Registered)	403	28
Merck KGaA	71	10
MTU Aero Engines AG	30	12
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	73	48
Nemetschek SE	32	4
Porsche Automobil Holding SE (Preference)	86	4
Qiagen NV	121	6
Rational AG	3	2
Rheinmetall AG	26	47
RWE AG	2,150	114
SAP SE	581	141
Sartorius AG (Preference)	15	4
Scout24 SE	42	4
	Shares	Value (000)
Siemens AG (Registered)	423	$119
Siemens Energy AG (e)	433	61
Siemens Healthineers AG	189	10
Symrise AG	74	6
Talanx AG	36	5
Volkswagen AG (Preference)	116	14
Vonovia SE	419	12
Zalando SE (e)	124	4
		1,320
Hong Kong (0.3%)
AIA Group Ltd.	5,913	61
BOC Hong Kong Holdings Ltd.	2,060	11
CK Asset Holdings Ltd.	1,078	5
CK Hutchison Holdings Ltd.	1,495	10
CK Infrastructure Holdings Ltd.	353	3
CLP Holdings Ltd.	919	8
Futu Holdings Ltd. ADR (e)	32	5
Galaxy Entertainment Group Ltd.	1,103	5
Hang Seng Bank Ltd.	422	8
Henderson Land Development Co. Ltd.	823	3
HKT Trust & HKT Ltd.	2,112	3
Hong Kong & China Gas Co. Ltd.	6,276	6
Hong Kong Exchanges & Clearing Ltd.	677	35
Hongkong Land Holdings Ltd.	609	4
Jardine Matheson Holdings Ltd.	91	6
Link REIT	1,519	7
MTR Corp. Ltd.	868	3
Power Assets Holdings Ltd.	775	6
Sands China Ltd.	1,355	3
Sino Land Co. Ltd.	2,048	3
SITC International Holdings Co. Ltd.	745	3
Sun Hung Kai Properties Ltd.	808	10
Swire Pacific Ltd., Class A	195	2
Techtronic Industries Co. Ltd.	817	9
WH Group Ltd.	4,684	5
Wharf Holdings Ltd.	599	2
Wharf Real Estate Investment Co. Ltd.	934	3
		229
Ireland (0.1%)
AIB Group PLC	1,130	12
Bank of Ireland Group PLC	506	10
Kerry Group PLC, Class A	84	8
Kingspan Group PLC	80	7
Ryanair Holdings PLC	442	15
		52
Israel (0.1%)
Azrieli Group Ltd.	24	3
Bank Hapoalim BM	708	16
Bank Leumi Le-Israel BM	843	19
Check Point Software Technologies Ltd. (e)	49	9
CyberArk Software Ltd. (e)	29	13
Elbit Systems Ltd.	16	9
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Israel (cont'd)
ICL Group Ltd.	438	$3
Israel Discount Bank Ltd., Class A	693	7
Mizrahi Tefahot Bank Ltd.	88	6
Monday.com Ltd. (e)	24	4
Nice Ltd. (e)	35	4
Nova Ltd. (e)	17	6
Phoenix Financial Ltd.	130	5
Teva Pharmaceutical Industries Ltd. ADR (e)	650	20
Wix.com Ltd. (e)	32	3
		127
Italy (0.8%)
Banca Mediolanum SpA	125	3
Banca Monte dei Paschi di Siena SpA	1,094	12
Banco BPM SpA	634	10
BPER Banca SpA	820	11
Buzzi SpA	43	3
Davide Campari-Milano NV	339	2
Enel SpA	27,627	287
Eni SpA	1,134	21
Ferrari NV	70	26
FinecoBank Banca Fineco SpA	341	9
Generali	472	20
Infrastrutture Wireless Italiane SpA	154	1
Intesa Sanpaolo SpA	7,933	55
Leonardo SpA	224	13
Moncler SpA	130	8
Nexi SpA	288	1
Poste Italiane SpA	255	6
Prysmian SpA	156	16
Recordati Industria Chimica e Farmaceutica SpA	63	4
Snam SpA	6,839	45
Stellantis NV	1,113	12
Telecom Italia SpA (e)	6,474	4
Tenaris SA	206	4
Terna — Rete Elettrica Nazionale	4,780	51
UniCredit SpA	782	65
Unipol Assicurazioni SpA	200	5
		694
Netherlands (0.7%)
ABN AMRO Bank NV CVA	331	12
Adyen NV (e)	14	23
Aegon Ltd.	742	6
AerCap Holdings NV	99	14
Akzo Nobel NV	95	7
ASM International NV	26	16
ASML Holding NV	216	233
ASR Nederland NV	88	6
Basic-Fit NV (e)	788	27
BE Semiconductor Industries NV	41	6
Coca-Cola Europacific Partners PLC	116	10
CVC Capital Partners PLC	119	2
	Shares	Value (000)
DSM-Firmenich AG	96	$8
EXOR NV	52	4
Heineken Holding NV	72	5
Heineken NV	161	13
IMCD NV	33	3
ING Groep NV	1,708	48
InPost SA (e)	138	2
JDE Peet's NV	95	4
Koninklijke Ahold Delhaize NV	501	21
Koninklijke KPN NV	2,174	10
Koninklijke Philips NV	433	12
Magnum Ice Cream Co. NV (e)	276	4
NN Group NV	150	12
Prosus NV (e)	731	45
Randstad NV	60	2
Universal Music Group NV	615	16
Wolters Kluwer NV	130	13
		584
New Zealand (0.0%)‡
Auckland International Airport Ltd.	717	3
Contact Energy Ltd.	366	2
Fisher & Paykel Healthcare Corp. Ltd.	250	5
Infratil Ltd.	389	3
Meridian Energy Ltd.	551	2
		15
Norway (0.1%)
Aker BP ASA	186	5
DNB Bank ASA	523	14
Equinor ASA	450	11
Gjensidige Forsikring ASA	118	3
Kongsberg Gruppen ASA	259	7
Mowi ASA	276	7
Norsk Hydro ASA	815	6
Orkla ASA	411	5
Salmar ASA	40	2
Telenor ASA	361	5
Yara International ASA	97	4
		69
Portugal (0.1%)
Banco Comercial Portugues SA, Class R	5,138	5
EDP Renovaveis SA	1,106	16
EDP SA	10,990	51
Galp Energia SGPS SA	281	5
Jeronimo Martins SGPS SA	190	4
		81
Singapore (0.2%)
CapitaLand Ascendas REIT (e)	2,139	5
CapitaLand Integrated Commercial Trust REIT (e)	3,347	6
CapitaLand Investment Ltd.	1,278	3
DBS Group Holdings Ltd.	1,157	51
Grab Holdings Ltd., Class A (e)	1,318	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Singapore (cont'd)
Keppel Ltd.	793	$6
Oversea-Chinese Banking Corp. Ltd.	1,855	28
Sea Ltd. ADR (e)	212	27
Sembcorp Industries Ltd.	488	2
Singapore Airlines Ltd.	857	4
Singapore Exchange Ltd.	467	6
Singapore Technologies Engineering Ltd.	850	6
Singapore Telecommunications Ltd.	4,078	14
United Overseas Bank Ltd.	685	19
Wilmar International Ltd.	1,060	2
Yangzijiang Shipbuilding Holdings Ltd.	1,416	4
		190
South Africa (0.0%)‡
Valterra Platinum Ltd.	79	7
Spain (1.1%)
Acciona SA	84	18
ACS Actividades de Construccion y Servicios SA	100	10
Aena SME SA	421	12
Amadeus IT Group SA	253	19
Banco Bilbao Vizcaya Argentaria SA	3,278	77
Banco de Sabadell SA	2,899	11
Banco Santander SA	8,427	99
Bankinter SA	381	6
CaixaBank SA	2,196	27
Cellnex Telecom SA	275	9
Endesa SA	1,078	39
Ferrovial SE	291	19
Grifols SA	168	2
Iberdrola SA	21,558	467
Industria de Diseno Textil SA	612	40
International Consolidated Airlines Group SA	667	4
Mapfre SA	519	2
Naturgy Energy Group SA	816	25
Redeia Corp. SA	1,384	25
Repsol SA	640	12
Telefonica SA	2,043	8
		931
Sweden (0.5%)
AddTech AB, Class B	143	5
Alfa Laval AB	159	8
Assa Abloy AB, Class B	552	21
Atlas Copco AB, Class A	2,336	40
Beijer Ref AB	225	4
Boliden AB (e)	156	9
Epiroc AB, Class A	580	12
EQT AB	272	11
Essity AB, Class B	332	10
Evolution AB	73	5
Fastighets AB Balder, Class B (e)	393	3
H & M Hennes & Mauritz AB, Class B	271	5
Hexagon AB, Class B	1,145	13
	Shares	Value (000)
Holmen AB, Class B	39	$1
Industrivarden AB, Class A	151	7
Indutrade AB	151	4
Investment AB Latour, Class B	81	2
Investor AB, Class B	1,001	36
L E Lundbergforetagen AB, Class B	42	2
Lifco AB, Class B	128	5
Nibe Industrier AB, Class B	833	3
Saab AB, Class B	173	10
Sagax AB, Class B	120	3
Sandvik AB	589	19
Securitas AB, Class B	272	4
Skandinaviska Enskilda Banken AB, Class A	839	18
Skanska AB, Class B	188	5
SKF AB, Class B	189	5
Spotify Technology SA (e)	87	51
Svenska Cellulosa AB SCA, Class B	334	4
Svenska Handelsbanken AB, Class A	800	12
Swedbank AB, Class A	468	16
Swedish Orphan Biovitrum AB (e)	109	4
Tele2 AB, Class B	300	5
Telefonaktiebolaget LM Ericsson, Class B	1,550	15
Telia Co. AB	1,283	5
Trelleborg AB, Class B	112	5
Volvo AB, Class B	878	28
		415
Switzerland (1.3%)
ABB Ltd. (Registered)	858	63
Alcon AG	275	22
Avolta AG (Registered)	49	3
Banque Cantonale Vaudoise (Registered)	17	2
Barry Callebaut AG (Registered)	2	3
Belimo Holding AG (Registered)	5	5
BKW AG	72	15
Chocoladefabriken Lindt & Spruengli AG	1	15
Cie Financiere Richemont SA, Class A (Registered)	293	63
EMS-Chemie Holding AG (Registered)	4	3
Galderma Group AG (e)	85	17
Geberit AG (Registered)	19	15
Givaudan SA (Registered)	5	20
Helvetia Baloise Holding AG (Registered)	44	12
Holcim AG (e)	279	27
Julius Baer Group Ltd.	113	9
Kuehne & Nagel International AG (Registered)	26	6
Logitech International SA (Registered)	84	8
Lonza Group AG (Registered)	38	26
Nestle SA (Registered)	1,408	140
Novartis AG (Registered)	1,028	142
Partners Group Holding AG	12	15
Roche Holding AG	17	7
Roche Holding AG (Genusschein)	381	157
Sandoz Group AG	229	17
Schindler Holding AG	22	8

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Switzerland (cont'd)
Schindler Holding AG (Registered)	13	$5
SGS SA (Registered)	91	10
Sika AG (Registered) (e)	83	17
Sonova Holding AG (Registered)	28	7
Straumann Holding AG (Registered)	62	7
Swatch Group AG	16	3
Swiss Life Holding AG (Registered)	16	18
Swiss Prime Site AG (Registered) (e)	44	7
Swiss Re AG	162	27
Swisscom AG (Registered)	14	10
UBS Group AG (Registered)	1,733	80
VAT Group AG	15	7
Zurich Insurance Group AG	80	61
		1,079
United Kingdom (2.5%)
3i Group PLC	553	24
Admiral Group PLC	145	6
Anglo American PLC	617	26
Antofagasta PLC	218	10
Ashtead Group PLC	238	16
Associated British Foods PLC	178	5
AstraZeneca PLC	857	159
Auto Trader Group PLC	484	4
Aviva PLC	1,701	16
BAE Systems PLC	1,693	39
Barclays PLC	7,801	50
Barratt Redrow PLC	753	4
BP PLC	8,786	51
British American Tobacco PLC	1,219	69
BT Group PLC	3,313	8
Bunzl PLC	180	5
Centrica PLC	16,025	37
Coca-Cola HBC AG (e)	121	6
Compass Group PLC	950	30
DCC PLC	55	3
Diageo PLC	1,249	27
Endeavour Mining PLC	108	6
Entain PLC	337	3
Evraz PLC (e)(f)	464	—
Experian PLC	508	23
Fresnillo PLC	123	5
Glencore PLC (e)	5,560	30
GSK PLC	2,258	55
Haleon PLC	4,946	25
Halma PLC	213	10
Hikma Pharmaceuticals PLC	92	2
HSBC Holdings PLC	9,614	151
Imperial Brands PLC	428	18
Informa PLC	727	9
InterContinental Hotels Group PLC	81	11
Intertek Group PLC	86	5
J Sainsbury PLC	954	4
	Shares	Value (000)
JD Sports Fashion PLC	1,394	$2
Kingfisher PLC	965	4
Land Securities Group PLC REIT	392	3
Legal & General Group PLC	3,158	11
Lloyds Banking Group PLC	33,139	44
London Stock Exchange Group PLC	259	31
M&G PLC	1,271	5
Marks & Spencer Group PLC	1,145	5
Melrose Industries PLC	704	6
National Grid PLC	16,867	259
NatWest Group PLC	4,519	40
Next PLC	64	12
Paragon Offshore PLC (e)(f)	67	—
Pearson PLC	321	5
Phoenix Group Holdings PLC	391	4
Prudential PLC	1,426	22
Reckitt Benckiser Group PLC	377	31
RELX PLC	1,017	41
Rentokil Initial PLC	1,401	8
Rio Tinto PLC	625	50
Rolls-Royce Holdings PLC	4,709	73
Sage Group PLC	537	8
Schroders PLC	404	2
Segro PLC REIT	712	7
Severn Trent PLC	923	35
Shell PLC	3,234	119
Smith & Nephew PLC	449	7
Smiths Group PLC	183	6
Spirax Group PLC	41	4
SSE PLC	4,088	120
Standard Chartered PLC	1,086	27
Tesco PLC	3,613	21
Unilever PLC	1,212	79
United Utilities Group PLC	2,312	37
Vodafone Group PLC	10,605	14
Whitbread PLC	97	3
Wise PLC, Class A (e)	369	4
		2,101
United States (34.5%)
3M Co.	256	41
Abbott Laboratories	836	105
AbbVie, Inc.	843	193
Accenture PLC, Class A	297	80
Adobe, Inc. (e)	202	71
Advanced Micro Devices, Inc. (e)	781	167
AECOM	64	6
Affirm Holdings, Inc. (e)	131	10
Aflac, Inc.	244	27
Agilent Technologies, Inc.	137	19
Air Products & Chemicals, Inc.	107	26
Airbnb, Inc., Class A (e)	206	28
Alexandria Real Estate Equities, Inc. REIT	74	4
Allegion PLC	41	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Alliant Energy Corp.	123	$8
Allstate Corp.	126	26
Alnylam Pharmaceuticals, Inc. (e)	63	25
Alphabet, Inc., Class A	5,160	1,617
Altria Group, Inc.	804	46
Amazon.com, Inc. (e)	4,627	1,068
Amcor PLC	1,096	9
Ameren Corp.	129	13
American Electric Power Co., Inc.	256	30
American Express Co.	270	100
American Financial Group, Inc.	32	4
American Homes 4 Rent, Class A REIT	160	5
American International Group, Inc.	266	23
American Tower Corp. REIT	226	40
American Water Works Co., Inc.	93	12
Ameriprise Financial, Inc.	46	23
AMETEK, Inc.	111	23
Amgen, Inc.	260	85
Amphenol Corp., Class A	587	79
Amrize Ltd. (e)	239	13
Analog Devices, Inc.	238	65
Annaly Capital Management, Inc. REIT	311	7
Aon PLC, Class A	98	35
Apollo Global Management, Inc.	211	31
Apple, Inc.	7,126	1,937
Applied Materials, Inc.	383	98
AppLovin Corp., Class A (e)	114	77
Aptiv PLC (e)	105	8
Arch Capital Group Ltd. (e)	179	17
Archer-Daniels-Midland Co.	230	13
ARES Management Corp., Class A	104	17
Arista Networks, Inc. (e)	505	66
Arthur J Gallagher & Co.	123	32
Astera Labs, Inc. (e)	64	11
AT&T, Inc.	3,405	85
Atlassian Corp., Class A (e)	80	13
Atmos Energy Corp.	77	13
Autodesk, Inc. (e)	102	30
Automatic Data Processing, Inc.	195	50
AutoZone, Inc. (e)	8	27
AvalonBay Communities, Inc. REIT	68	12
Avery Dennison Corp.	38	7
Axon Enterprise, Inc. (e)	36	20
Baker Hughes Co.	472	21
Ball Corp.	123	7
Bank of America Corp.	3,423	188
Bank of New York Mellon Corp.	339	39
Baxter International, Inc.	251	5
Becton Dickinson & Co.	138	27
Bentley Systems, Inc., Class B	77	3
Berkshire Hathaway, Inc., Class B (e)	660	332
Best Buy Co., Inc.	98	7
	Shares	Value (000)
Biogen, Inc. (e)	70	$12
Blackrock, Inc.	71	76
Blackstone, Inc.	354	55
Block, Inc., Class A (e)	267	17
Bloom Energy Corp., Class A (e)	110	10
Boeing Co. (e)	373	81
Booking Holdings, Inc.	16	86
Booz Allen Hamilton Holding Corp.	59	5
Boston Scientific Corp. (e)	714	68
Bristol-Myers Squibb Co.	984	53
Broadcom, Inc.	2,173	752
Broadridge Financial Solutions, Inc.	56	12
Brown & Brown, Inc.	139	11
Brown-Forman Corp., Class B	88	2
Builders FirstSource, Inc. (e)	54	6
Bunge Global SA	67	6
Burlington Stores, Inc. (e)	31	9
BXP, Inc. REIT	72	5
Cadence Design Systems, Inc. (e)	132	41
Capital One Financial Corp.	311	75
Cardinal Health, Inc.	114	23
Carlisle Cos., Inc.	21	7
Carlyle Group, Inc.	114	7
Carnival Corp. (e)	509	16
Carrier Global Corp.	367	19
Carvana Co. (e)	63	27
Caterpillar, Inc.	227	130
Cboe Global Markets, Inc.	50	13
CBRE Group, Inc., Class A (e)	143	23
CDW Corp.	63	9
Cencora, Inc.	89	30
Centene Corp. (e)	235	10
CenterPoint Energy, Inc.	311	12
CF Industries Holdings, Inc.	78	6
CH Robinson Worldwide, Inc.	57	9
Charles Schwab Corp.	833	83
Charter Communications, Inc., Class A (e)	42	9
Cheniere Energy, Inc.	104	20
Chevron Corp.	920	140
Chipotle Mexican Grill, Inc. (e)	656	24
Chubb Ltd.	181	56
Church & Dwight Co., Inc.	117	10
Ciena Corp. (e)	69	16
Cigna Group	128	35
Cincinnati Financial Corp.	75	12
Cintas Corp.	174	33
Cisco Systems, Inc.	1,911	147
Citigroup, Inc.	898	105
Citizens Financial Group, Inc.	209	12
Clorox Co.	58	6
Cloudflare, Inc., Class A (e)	152	30
CME Group, Inc.	172	47
CMS Energy Corp.	143	10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
CNH Industrial NV	422	$4
Coca-Cola Co.	1,953	137
Cognizant Technology Solutions Corp., Class A	236	20
Coinbase Global, Inc., Class A (e)	100	23
Colgate-Palmolive Co.	369	29
Comcast Corp., Class A	1,767	53
Comfort Systems USA, Inc.	17	16
ConocoPhillips	597	56
Consolidated Edison, Inc.	172	17
Constellation Brands, Inc., Class A	72	10
Constellation Energy Corp.	150	53
Cooper Cos., Inc. (e)	96	8
Copart, Inc. (e)	442	17
Corebridge Financial, Inc.	138	4
CoreWeave, Inc., Class A (e)	83	6
Corning, Inc.	393	34
Corpay, Inc. (e)	32	10
Corteva, Inc.	326	22
CoStar Group, Inc. (e)	203	14
Costco Wholesale Corp.	214	185
Coterra Energy, Inc.	363	10
Credo Technology Group Holding Ltd. (e)	76	11
CRH PLC	327	41
Crowdstrike Holdings, Inc., Class A (e)	122	57
Crown Castle, Inc. REIT	208	18
CSX Corp.	895	32
Cummins, Inc.	67	34
CVS Health Corp.	607	48
Danaher Corp.	309	71
Darden Restaurants, Inc.	56	10
Datadog, Inc., Class A (e)	148	20
Deckers Outdoor Corp. (e)	71	7
Deere & Co.	124	58
Dell Technologies, Inc., Class C	158	20
Delta Air Lines, Inc.	80	6
Devon Energy Corp.	285	10
Dexcom, Inc. (e)	188	12
Diamondback Energy, Inc.	89	13
Dick's Sporting Goods, Inc.	33	7
Digital Realty Trust, Inc. REIT	163	25
Docusign, Inc. (e)	97	7
Dollar General Corp.	105	14
Dollar Tree, Inc. (e)	93	11
Dominion Energy, Inc.	407	24
Domino's Pizza, Inc.	16	7
DoorDash, Inc., Class A (e)	186	42
Dover Corp.	66	13
Dow, Inc.	344	8
DR Horton, Inc.	130	19
DraftKings, Inc., Class A (e)	216	7
DTE Energy Co.	99	13
Duke Energy Corp.	371	43
	Shares	Value (000)
DuPont de Nemours, Inc.	204	$8
Dynatrace, Inc. (e)	146	6
Eaton Corp. PLC	187	60
eBay, Inc.	216	19
EchoStar Corp., Class A (e)	67	7
Ecolab, Inc.	123	32
Edison International	183	11
Edwards Lifesciences Corp. (e)	282	24
Electronic Arts, Inc.	114	23
Elevance Health, Inc.	109	38
Eli Lilly & Co.	384	413
EMCOR Group, Inc.	22	13
Emerson Electric Co.	271	36
Entegris, Inc.	73	6
Entergy Corp.	213	20
EOG Resources, Inc.	260	27
EQT Corp.	296	16
Equifax, Inc.	59	13
Equinix, Inc. REIT	47	36
Equitable Holdings, Inc.	144	7
Equity LifeStyle Properties, Inc. REIT	89	5
Equity Residential REIT	174	11
Erie Indemnity Co., Class A	12	3
Essential Utilities, Inc.	134	5
Essex Property Trust, Inc. REIT	31	8
Estee Lauder Cos., Inc., Class A	114	12
Everest Group Ltd.	20	7
Evergy, Inc.	110	8
Eversource Energy	177	12
Exelon Corp.	482	21
Expand Energy Corp.	112	12
Expedia Group, Inc.	57	16
Expeditors International of Washington, Inc.	66	10
Extra Space Storage, Inc. REIT	102	13
Exxon Mobil Corp.	2,021	243
F&G Annuities & Life, Inc.	7	—	@
F5, Inc. (e)	28	7
Fair Isaac Corp. (e)	11	19
Fastenal Co.	553	22
FedEx Corp.	109	31
Ferguson Enterprises, Inc.	95	21
Fidelity National Financial, Inc.	124	7
Fidelity National Information Services, Inc.	250	17
Fifth Third Bancorp	321	15
First Citizens BancShares, Inc., Class A	4	9
First Solar, Inc. (e)	49	13
FirstEnergy Corp.	262	12
Fiserv, Inc. (e)	263	18
Flex Ltd. (e)	182	11
Flutter Entertainment PLC (e)	81	17
Ford Motor Co.	1,880	25
Fortinet, Inc. (e)	317	25
Fortive Corp.	162	9

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Fox Corp., Class A	174	$12
Freeport-McMoRan, Inc.	706	36
Gaming & Leisure Properties, Inc. REIT	137	6
Garmin Ltd.	79	16
Gartner, Inc. (e)	36	9
GE HealthCare Technologies, Inc.	220	18
GE Vernova, Inc.	131	86
Gen Digital, Inc.	253	7
General Dynamics Corp.	110	37
General Electric Co.	514	158
General Mills, Inc.	257	12
General Motors Co.	457	37
Genuine Parts Co.	68	8
Gilead Sciences, Inc.	597	73
Global Payments, Inc.	117	9
GoDaddy, Inc., Class A (e)	67	8
Goldman Sachs Group, Inc.	147	129
Graco, Inc.	80	7
Halliburton Co.	408	12
Hartford Insurance Group, Inc.	135	19
HCA Healthcare, Inc.	80	37
Healthpeak Properties, Inc. REIT	333	5
HEICO Corp.	59	16
Hershey Co.	72	13
Hewlett Packard Enterprise Co.	640	15
Hilton Worldwide Holdings, Inc.	114	33
Hologic, Inc. (e)	107	8
Home Depot, Inc.	484	167
Honeywell International, Inc.	306	60
Hormel Foods Corp.	146	3
Howmet Aerospace, Inc.	185	38
HP, Inc.	461	10
Hubbell, Inc.	26	12
HubSpot, Inc. (e)	24	10
Humana, Inc.	58	15
Huntington Bancshares, Inc.	760	13
Hyatt Hotels Corp., Class A	21	3
IDEX Corp.	36	6
IDEXX Laboratories, Inc. (e)	39	26
Illinois Tool Works, Inc.	133	33
Illumina, Inc. (e)	74	10
Incyte Corp. (e)	81	8
Ingersoll Rand, Inc.	191	15
Insmed, Inc. (e)	102	18
Insulet Corp. (e)	34	10
Intel Corp. (e)	2,163	80
Interactive Brokers Group, Inc., Class A	217	14
Intercontinental Exchange, Inc.	274	44
International Business Machines Corp.	445	132
International Flavors & Fragrances, Inc.	123	8
International Paper Co.	242	10
Intuit, Inc.	135	89
	Shares	Value (000)
Intuitive Surgical, Inc. (e)	173	$98
Invitation Homes, Inc. REIT	278	8
IonQ, Inc. (e)	145	6
IQVIA Holdings, Inc. (e)	82	18
Iron Mountain, Inc. REIT	141	12
J.M. Smucker Co.	52	5
Jabil, Inc.	52	12
Jack Henry & Associates, Inc.	35	6
Jacobs Solutions, Inc.	58	8
JB Hunt Transport Services, Inc.	37	7
Johnson & Johnson	1,154	239
Johnson Controls International PLC	316	38
JPMorgan Chase & Co.	1,335	430
Kenvue, Inc.	919	16
Keurig Dr. Pepper, Inc.	616	17
KeyCorp	452	9
Keysight Technologies, Inc. (e)	83	17
Kimberly-Clark Corp.	159	16
Kimco Realty Corp. REIT	325	7
Kinder Morgan, Inc.	951	26
KKR & Co., Inc.	301	38
KLA Corp.	64	78
Kraft Heinz Co.	423	10
Kroger Co.	303	19
L3Harris Technologies, Inc.	90	26
Labcorp Holdings, Inc.	40	10
Lam Research Corp.	616	105
Las Vegas Sands Corp.	151	10
Leidos Holdings, Inc.	59	11
Lennar Corp., Class A	103	11
Lennox International, Inc.	15	7
Liberty Media Corp.-Liberty Formula One, Class C (e)	101	10
Linde PLC	224	96
Live Nation Entertainment, Inc. (e)	79	11
Lockheed Martin Corp.	100	48
Loews Corp.	85	9
Lowe's Cos., Inc.	271	65
LPL Financial Holdings, Inc.	39	14
Lululemon Athletica, Inc. (e)	51	11
LyondellBasell Industries NV, Class A	124	5
M&T Bank Corp.	76	15
Marathon Petroleum Corp.	146	24
Markel Group, Inc. (e)	6	13
Marriott International, Inc., Class A	112	35
Marsh & McLennan Cos., Inc.	236	44
Martin Marietta Materials, Inc.	29	18
Marvell Technology, Inc.	419	36
Masco Corp.	101	6
Mastercard, Inc., Class A	410	234
McCormick & Co., Inc.	122	8
McDonald's Corp.	345	105
McKesson Corp.	60	49
Medtronic PLC	618	59

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
MercadoLibre, Inc. (e)	22	$44
Merck & Co., Inc.	1,198	126
Meta Platforms, Inc., Class A	1,053	695
MetLife, Inc.	272	21
Mettler-Toledo International, Inc. (e)	10	14
Microchip Technology, Inc.	263	17
Micron Technology, Inc.	529	151
Microsoft Corp.	3,407	1,648
Mid-America Apartment Communities, Inc. REIT	56	8
Mondelez International, Inc., Class A	620	33
MongoDB, Inc. (e)	40	17
Monolithic Power Systems, Inc.	23	21
Monster Beverage Corp. (e)	349	27
Moody's Corp.	78	40
Motorola Solutions, Inc.	80	31
MSCI, Inc.	37	21
Nasdaq, Inc.	221	21
Natera, Inc. (e)	63	14
NetApp, Inc.	96	10
Netflix, Inc. (e)	2,055	193
Neurocrine Biosciences, Inc. (e)	48	7
Newmont Corp.	562	56
News Corp., Class A	180	5
NextEra Energy, Inc.	983	79
NIKE, Inc., Class B	569	36
NiSource, Inc.	225	9
Nordson Corp.	26	6
Norfolk Southern Corp.	108	31
Northern Trust Corp.	92	13
Northrop Grumman Corp.	65	37
NRG Energy, Inc.	93	15
Nucor Corp.	111	18
Nutanix, Inc., Class A (e)	125	6
NVIDIA Corp.	11,859	2,212
NVR, Inc. (e)	1	7
NXP Semiconductors NV	123	27
Occidental Petroleum Corp.	351	14
Oklo, Inc. (e)	55	4
Okta, Inc. (e)	82	7
Old Dominion Freight Line, Inc.	91	14
Omnicom Group, Inc.	152	12
ON Semiconductor Corp. (e)	201	11
ONEOK, Inc.	299	22
Oracle Corp.	835	163
O'Reilly Automotive, Inc. (e)	410	37
Otis Worldwide Corp.	188	16
PACCAR, Inc.	253	28
Packaging Corp. of America	43	9
Palantir Technologies, Inc., Class A (e)	1,110	197
Palo Alto Networks, Inc. (e)	328	60
Parker-Hannifin Corp.	61	54
Paychex, Inc.	156	17
	Shares	Value (000)
Paycom Software, Inc.	25	$4
PayPal Holdings, Inc.	442	26
Pentair PLC	79	8
PepsiCo, Inc.	654	94
Pfizer, Inc.	2,734	68
PG&E Corp.	1,040	17
Philip Morris International, Inc.	743	119
Phillips 66	194	25
Pinterest, Inc., Class A (e)	292	8
PNC Financial Services Group, Inc.	190	40
PPG Industries, Inc.	109	11
PPL Corp.	353	12
Principal Financial Group, Inc.	108	10
Procter & Gamble Co.	1,124	161
Progressive Corp.	281	64
Prologis, Inc. REIT	447	57
Prudential Financial, Inc.	170	19
PTC, Inc. (e)	58	10
Public Service Enterprise Group, Inc.	238	19
Public Storage REIT	76	20
PulteGroup, Inc.	95	11
Pure Storage, Inc., Class A (e)	152	10
Qnity Electronics, Inc.	101	8
QUALCOMM, Inc.	521	89
Quanta Services, Inc.	72	30
Quest Diagnostics, Inc.	54	9
Raymond James Financial, Inc.	92	15
Realty Income Corp. REIT	438	25
Reddit, Inc., Class A (e)	47	11
Regency Centers Corp. REIT	83	6
Regeneron Pharmaceuticals, Inc.	50	39
Regions Financial Corp.	431	12
Reliance, Inc.	26	8
Republic Services, Inc.	104	22
ResMed, Inc.	70	17
Rivian Automotive, Inc., Class A (e)	378	7
Robinhood Markets, Inc., Class A (e)	358	40
ROBLOX Corp., Class A (e)	282	23
Rocket Cos., Inc., Class A	444	9
Rocket Lab Corp. (e)	209	15
Rockwell Automation, Inc.	54	21
Rollins, Inc.	140	8
Roper Technologies, Inc.	52	23
Ross Stores, Inc.	157	28
Royal Caribbean Cruises Ltd.	126	35
Royalty Pharma PLC, Class A	198	8
RPM International, Inc.	62	6
RTX Corp.	644	118
S&P Global, Inc.	150	78
Salesforce, Inc.	457	121
Samsara, Inc., Class A (e)	168	6
SBA Communications Corp. REIT	51	10
Seagate Technology Holdings PLC	103	28

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Sempra	311	$27
ServiceNow, Inc. (e)	500	77
Sherwin-Williams Co.	114	37
Simon Property Group, Inc. REIT	157	29
SLB Ltd.	715	27
Smurfit WestRock PLC	252	10
Snap, Inc., Class A (e)	518	4
Snap-on, Inc.	25	9
Snowflake, Inc., Class A (e)	155	34
SoFi Technologies, Inc. (e)	578	15
Solventum Corp. (e)	75	6
Southern Co.	523	46
SS&C Technologies Holdings, Inc.	106	9
Starbucks Corp.	542	46
State Street Corp.	137	18
Steel Dynamics, Inc.	68	12
STERIS PLC	47	12
Strategy, Inc., Class A (e)	127	19
Stryker Corp.	166	58
Sun Communities, Inc. REIT	60	7
Super Micro Computer, Inc. (e)	258	8
Synchrony Financial	181	15
Synopsys, Inc. (e)	89	42
Sysco Corp.	229	17
T. Rowe Price Group, Inc.	106	11
Take-Two Interactive Software, Inc. (e)	89	23
Tapestry, Inc.	101	13
Targa Resources Corp.	103	19
Target Corp.	221	22
TE Connectivity PLC	142	32
Teledyne Technologies, Inc. (e)	23	12
Teradyne, Inc.	77	15
Tesla, Inc. (e)	1,390	625
Texas Instruments, Inc.	441	76
Texas Pacific Land Corp.	28	8
Textron, Inc.	87	8
Thermo Fisher Scientific, Inc.	181	105
TJX Cos., Inc.	537	82
T-Mobile U.S., Inc.	240	49
Toast, Inc., Class A (e)	221	8
Tractor Supply Co.	258	13
Trade Desk, Inc., Class A (e)	213	8
Tradeweb Markets, Inc., Class A	56	6
Trane Technologies PLC	106	41
TransDigm Group, Inc.	27	36
TransUnion	93	8
Travelers Cos., Inc.	108	31
Trimble, Inc. (e)	115	9
Truist Financial Corp.	626	31
Twilio, Inc., Class A (e)	74	11
Tyler Technologies, Inc. (e)	21	10
Tyson Foods, Inc., Class A	137	8
	Shares	Value (000)
U.S. Bancorp	754	$40
Uber Technologies, Inc. (e)	952	78
UDR, Inc. REIT	151	6
Ulta Beauty, Inc. (e)	22	13
Union Pacific Corp.	284	66
United Airlines Holdings, Inc. (e)	40	4
United Parcel Service, Inc., Class B	357	35
United Rentals, Inc.	31	25
United Therapeutics Corp. (e)	21	10
UnitedHealth Group, Inc.	439	145
Universal Health Services, Inc., Class B	27	6
Valero Energy Corp.	147	24
Veeva Systems, Inc., Class A (e)	75	17
Ventas, Inc. REIT	219	17
Veralto Corp.	119	12
VeriSign, Inc.	41	10
Verisk Analytics, Inc.	66	15
Verizon Communications, Inc.	2,026	83
Vertex Pharmaceuticals, Inc. (e)	124	56
Vertiv Holdings Co., Class A	176	29
VICI Properties, Inc. REIT	511	14
Visa, Inc., Class A	817	287
Vistra Corp.	162	26
Vulcan Materials Co.	64	18
W.R. Berkley Corp.	145	10
Walmart, Inc.	2,097	234
Walt Disney Co.	858	98
Warner Bros Discovery, Inc. (e)	1,127	32
Waste Connections, Inc.	123	22
Waste Management, Inc.	192	42
Waters Corp. (e)	29	11
Watsco, Inc.	17	6
WEC Energy Group, Inc.	154	16
Wells Fargo & Co.	1,548	144
Welltower, Inc. REIT	319	59
West Pharmaceutical Services, Inc.	34	9
Western Digital Corp.	168	29
Westinghouse Air Brake Technologies Corp.	83	18
Weyerhaeuser Co. REIT	347	8
Williams Cos., Inc.	583	35
Williams-Sonoma, Inc.	59	11
Willis Towers Watson PLC	47	15
Workday, Inc., Class A (e)	105	23
WP Carey, Inc. REIT	105	7
WW Grainger, Inc.	22	22
Xcel Energy, Inc.	284	21
Xylem, Inc.	117	16
Yum! Brands, Inc.	134	20
Zebra Technologies Corp., Class A (e)	25	6
Zillow Group, Inc., Class C (e)	81	6
Zimmer Biomet Holdings, Inc.	96	9
Zoetis, Inc.	213	27

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Zoom Communications, Inc., Class A (e)	124	$11
Zscaler, Inc. (e)	50	11
		28,648
Total Common Stocks (Cost $28,064)		40,838
	No. of Rights
Rights (0.0%)‡
United States (0.0%)‡
Abiomed, Inc., CVR expires 12/22/28 (e) (Cost $—@)	14	—	@
	No. of Warrants
Warrants (0.0%)
Canada (0.0%)
Constellation Software, Inc. expires 3/31/40 (e)(f) (Cost $—)	16	—
	Shares
Short-Term Investment (5.7%)
Investment Company (5.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class, 3.71% (See Note H) (Cost $4,691)	4,690,984	4,691
Total Investments (99.9%) (Cost $70,775) (g)(h)(i)		82,898
Other Assets in Excess of Liabilities (0.1%)		92
Net Assets (100.0%)		$82,990

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

@  Value is less than $500.

‡  Amount is less than 0.05%.

(a)  Security is subject to delayed delivery.

(b)  Floating or variable rate securities: The rates disclosed are as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of December 31, 2025.

(e)  Non-income producing security.

(f)  Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.

(g)  The approximate fair value and percentage of net assets, $10,446,000 and 12.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(h)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(i)  At December 31, 2025, the aggregate cost for federal income tax purposes is approximately $70,881,000. The aggregate gross unrealized appreciation is approximately $14,500,000 and the aggregate gross unrealized depreciation is approximately $3,663,000, resulting in net unrealized appreciation of approximately $10,837,000.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

CVR  Contingent Value Rights.

DAC  Designated Activity Company.

EURIBOR  Euro Interbank Offered Rate.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

SOFR  Secured Overnight Financing Rate.

SONIA  Sterling Overnight Index Average.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2025:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CNH	738		$105	3/18/26	$(1)
Bank of America NA		$460	EUR	437	1/6/26	54
Bank of America NA		$5	ILS	15	3/18/26	—	@
Barclays Bank PLC	DKK	16		$2	3/18/26	—	@
Barclays Bank PLC	NOK	7		$1	3/18/26	(—	@)
Barclays Bank PLC	TRY	1,826		$34	4/6/26	(5)
Barclays Bank PLC	TRY	4,138		$77	4/6/26	(13)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd):

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	TRY	17,516			$334		4/6/26	$(47)
Barclays Bank PLC	TRY	2,272			$44		4/6/26	(5)
Barclays Bank PLC		$2		CAD	3		3/18/26	—	@
Barclays Bank PLC		$95		GBP	72		3/18/26	1
Barclays Bank PLC		$2		ILS	7		3/18/26	—	@
Barclays Bank PLC		$—	@	MXN	—	@	3/18/26	(—	@)
Barclays Bank PLC		$28		RON	122		3/18/26	—	@
Barclays Bank PLC		$74		SEK	685		3/18/26	1
Barclays Bank PLC		$—	@	SGD	—	@	3/18/26	(—	@)
Barclays Bank PLC		$297		TRY	17,232		4/6/26	78
BNP Paribas SA	AUD	32			$21		3/18/26	(—	@)
BNP Paribas SA	CHF	35			$44		3/18/26	(—	@)
BNP Paribas SA	CNH	1,074			$154		3/18/26	(1)
BNP Paribas SA	COP	2,678			$1		3/18/26	—	@
BNP Paribas SA	DKK	65			$10		3/18/26	—	@
BNP Paribas SA	EUR	30			$35		1/14/26	(1)
BNP Paribas SA	JPY	31,428			$205		3/18/26	3
BNP Paribas SA	SEK	78			$8		3/18/26	(—	@)
BNP Paribas SA	TWD	246			$8		3/18/26	—	@
BNP Paribas SA		$15		CLP	13,453		3/18/26	—	@
BNP Paribas SA		$10		HKD	78		3/18/26	(—	@)
BNP Paribas SA		$16		IDR	259,533		3/11/26	—	@
BNP Paribas SA		$—	@	MXN	4		3/18/26	(—	@)
BNP Paribas SA		$16		NOK	161		3/18/26	—	@
BNP Paribas SA		$39		PLN	142		3/18/26	1
BNP Paribas SA	ZAR	11			$1		3/18/26	(—	@)
Citibank NA	EUR	64			$75		3/18/26	—	@
Citibank NA		$271		CAD	374		3/18/26	2
Citibank NA		$11		CAD	15		3/18/26	—	@
Citibank NA		$8		CZK	168		3/18/26	—	@
Citibank NA		$16		ILS	51		3/18/26	—	@
Citibank NA		$459		JPY	67,359		1/6/26	(29)
Citibank NA		$301		KRW	440,506		3/18/26	5
Citibank NA		$20		PEN	67		3/18/26	—	@
Goldman Sachs International	AUD	57			$38		3/18/26	(—	@)
Goldman Sachs International	BRL	15			$3		3/18/26	—	@
Goldman Sachs International	DKK	6			$1		3/18/26	—	@
Goldman Sachs International	EUR	64			$70		1/6/26	(5)
Goldman Sachs International	EUR	599			$693		1/6/26	(11)
Goldman Sachs International	EUR	280			$325		4/28/26	(6)
Goldman Sachs International	EUR	285			$329		4/28/26	(7)
Goldman Sachs International	EUR	41			$48		3/18/26	—	@
Goldman Sachs International	GBP	4			$5		3/18/26	(—	@)
Goldman Sachs International	JPY	6,888			$47		1/6/26	3
Goldman Sachs International	JPY	96,155			$694		1/6/26	80
Goldman Sachs International	JPY	44,709			$325		4/28/26	36
Goldman Sachs International	JPY	45,762			$328		4/28/26	33
Goldman Sachs International	JPY	4,072			$27		3/18/26	—	@
Goldman Sachs International	JPY	9,949			$64		3/18/26	—	@
Goldman Sachs International	KRW	142,136			$97		3/18/26	(2)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd):

Counterparty	Contracts to Deliver (000)			In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	MYR	299			$73	3/18/26	$(1)
Goldman Sachs International	MYR	38			$9	3/18/26	(—	@)
Goldman Sachs International	THB	39,607			$1,168	1/6/26	(89)
Goldman Sachs International	THB	36,390			$1,090	1/6/26	(65)
Goldman Sachs International	THB	37,497			$1,103	1/6/26	(87)
Goldman Sachs International	THB	107,296			$3,285	4/28/26	(150)
Goldman Sachs International	THB	293			$9	3/18/26	—	@
Goldman Sachs International	TRY	1,943			$35	4/6/26	(7)
Goldman Sachs International	TRY	49,955			$997	4/6/26	(90)
Goldman Sachs International	TRY	30,175			$506	1/25/27	(20)
Goldman Sachs International	TRY	28,393			$468	1/25/27	(27)
Goldman Sachs International		$33		AUD	50	3/18/26	(—	@)
Goldman Sachs International		$30		CAD	42	3/18/26	—	@
Goldman Sachs International		$194		CNH	1,359	3/18/26	2
Goldman Sachs International		$731		CNY	5,126	3/18/26	5
Goldman Sachs International		$250		EUR	226	1/6/26	16
Goldman Sachs International		$657		EUR	565	4/28/26	10
Goldman Sachs International		$659		JPY	90,471	4/28/26	(76)
Goldman Sachs International		$84		THB	2,802	1/6/26	5
Goldman Sachs International		$3,373		THB	110,692	1/6/26	141
Goldman Sachs International		$1,703		THB	54,034	4/28/26	27
Goldman Sachs International		$1,666		THB	53,262	4/28/26	39
Goldman Sachs International		$320		TRY	18,398	4/6/26	81
Goldman Sachs International		$309		TRY	16,846	4/6/26	57
Goldman Sachs International		$379		TRY	21,090	4/6/26	80
Goldman Sachs International		$72		TRY	4,084	4/6/26	17
Goldman Sachs International		$968		TRY	58,568	1/25/27	52
HSBC Bank PLC		$125		EUR	106	3/18/26	—	@
HSBC Bank PLC		$8		MXN	138	3/18/26	—	@
JPMorgan Chase Bank NA	CNH	216			$31	3/18/26	(—	@)
JPMorgan Chase Bank NA	DKK	154			$24	3/18/26	(—	@)
JPMorgan Chase Bank NA	DKK	26			$4	3/18/26	—	@
JPMorgan Chase Bank NA	EUR	48			$57	3/18/26	—	@
JPMorgan Chase Bank NA	GBP	49			$65	3/18/26	(—	@)
JPMorgan Chase Bank NA	JPY	102,923			$671	3/18/26	9
JPMorgan Chase Bank NA	MXN	1,558			$85	3/18/26	(1)
JPMorgan Chase Bank NA	NZD	28			$16	3/18/26	—	@
JPMorgan Chase Bank NA	SEK	38			$4	3/18/26	(—	@)
JPMorgan Chase Bank NA		$29		CAD	40	3/18/26	—	@
JPMorgan Chase Bank NA		$17		CLP	15,810	3/18/26	1
JPMorgan Chase Bank NA		$—	@	HUF	90	3/18/26	—	@
JPMorgan Chase Bank NA		$19		ILS	60	3/18/26	—	@
JPMorgan Chase Bank NA		$14		INR	1,281	3/18/26	—	@
JPMorgan Chase Bank NA		$877		JPY	135,939	3/18/26	(4)
JPMorgan Chase Bank NA		$7		MXN	120	3/18/26	(—	@)
JPMorgan Chase Bank NA		$6		NZD	10	3/18/26	(—	@)
JPMorgan Chase Bank NA		$10		PLN	36	3/18/26	(—	@)
JPMorgan Chase Bank NA		$2		SGD	2	3/18/26	—	@
JPMorgan Chase Bank NA	ZAR	29			$2	3/18/26	(—	@)
Royal Bank of Canada	EUR	13			$15	3/18/26	—	@

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd):

Counterparty	Contracts to Deliver (000)			In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Royal Bank of Canada	EUR	70			$82	3/18/26	$—	@
Standard Chartered Bank	CAD	137			$100	3/18/26	—	@
State Street Bank and Trust Co.	GBP	60			$81	3/18/26	(—	@)
UBS AG	AUD	1,517			$1,006	3/18/26	(6)
UBS AG	EUR	551			$644	1/14/26	(4)
UBS AG	EUR	1,813			$2,121	3/18/26	(17)
UBS AG	IDR	130,179			$8	3/17/26	(—	@)
UBS AG	JPY	24,183			$158	3/18/26	2
UBS AG	NOK	22			$2	3/18/26	(—	@)
UBS AG	SGD	15			$11	3/18/26	(—	@)
UBS AG	THB	2,083			$66	3/18/26	(1)
UBS AG		$17		CAD	24	3/18/26	—	@
UBS AG		$53		CHF	42	3/18/26	1
UBS AG		$343		EUR	290	3/18/26	(1)
UBS AG		$33		GBP	25	3/18/26	—	@
UBS AG		$1		HUF	419	3/18/26	—	@
UBS AG		$248		JPY	35,683	1/6/26	(20)
UBS AG		$—	@	MXN	2	3/18/26	(—	@)
UBS AG		$1		TRY	62	3/18/26	—	@
							$43

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2025:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
Euro-Buxl 30 yr. Bond Index (Germany)	1	Mar-26	EUR	100	$129	$(3)
German Euro-Schatz Index (Germany)	5	Mar-26		500	627	(1)
KFE 10 yr. Treasury Bond Index (Korea, Republic of)	5	Mar-26	KRW	500,000	392	1
Ultra U.S. Treasury Bond (United States)	3	Mar-26		$300	354	(7)
U.S. Treasury 2 yr. Note (United States)	15	Mar-26		3,000	3,132	(2)
U.S. Treasury 10 yr. Note (United States)	1	Mar-26		100	112	(1)
U.S. Treasury Long Bond (United States)	3	Mar-26		300	347	(4)
Short:
Euro Stoxx 50 Index (Germany)	3	Mar-26	EUR	(— @)	(206)	(2)
French Government Bond Index (France)	1	Mar-26		(100)	(142)	1
German Euro-Bobl Index (Germany)	13	Mar-26		(1,300)	(1,775)	8
German Euro-Bund Index (Germany)	4	Mar-26		(400)	(600)	6
MSCI Canada Index (United States)	12	Mar-26	$	(— @)	(2,112)	(44)
MSCI Emerging Market Index (United States)	13	Mar-26		(1)	(917)	(8)
MSCI USA Index (United States)	1	Mar-26		(— @)	(322)	(6)
Nikkei 225 Index (Japan)	3	Mar-26	JPY	(2)	(483)	2
SFE 3 yr. Australian Bond Index (Australia)	6	Mar-26	AUD	(600)	(420)	1
SFE 10 yr. Australian Bond Index (Australia)	6	Mar-26		(600)	(438)	— @
U.S. Treasury 5 yr. Note (United States)	4	Mar-26		$(400)	(437)	2
U.S. Treasury 10 yr. Note (United States)	4	Mar-26		(400)	(450)	1
						$(56)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2025:

Swap Counterparty	Index	Pay/ Receive Total Return of Reference Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Bloomberg Global-Aggregate Total Return Index Value Hedged USD Index	Receive	SOFR - 0.22%	Quarterly	9/30/26		$12,265	$28	$—	$28
Barclays Bank PLC	Bloomberg Global-Aggregate Total Return Index Value Hedged USD Index	Receive	SOFR - 0.24%	Quarterly	9/30/26		3,227	(6)	—	(6)
Barclays Bank PLC	Bloomberg U.S. MBS Index Total Return Value Unhedged USD Index	Pay	SOFR + 0.45%	Quarterly	10/1/26		2,236	7	—	7
Barclays Bank PLC	Bloomberg US Mortgage-Backed Securities Total Return Index	Pay	SOFR + 0.53%	Quarterly	10/1/26		2,434	3	—	3
Barclays Bank PLC	Markit iBoxx USD Liquid Investment Grade Index Total Return Index	Pay	3 Month EURIBOR + 0.00%	Quarterly	9/20/26	EUR	1,456	8	—	8
BNP Paribas SA	Bloomberg US Mortgage-Backed Securities Total Return Index	Pay	SOFR + 0.00%	Quarterly	9/20/26		1,668	28	—	28
BNP Paribas SA	iBoxx EUR Liquid High Yield Index	Pay	3 Month EURIBOR + 0.00%	Quarterly	9/20/26		2,103	(8)	—	(8)
BNP Paribas SA	MSCI Daily Total Return Net Australia USD Index	Receive	SOFR + 0.48%	Quarterly	1/12/26		$318	5	—	5
BNP Paribas SA	MSCI Japan Net Total Return USD Index	Pay	SOFR + 0.36%	Quarterly	2/10/26		2,933	(20)	—	(20)
BNP Paribas SA	MSCI Total Return Net USA Index	Pay	SOFR + 0.45%	Quarterly	10/2/26		367	6	—	6
BNP Paribas SA	MSCI Total Return Net USA Index	Pay	SOFR + 0.31%	Quarterly	12/21/26		1,951	18	—	18
Goldman Sachs & Co. LLC	MSCI Emerging Markets Net Total Return Index	Pay	SOFR + 0.38%	Quarterly	1/28/26		6,360	38	—	38
Goldman Sachs International	MSCI Total Return Net Europe Index	Receive	SOFR + 0.67%	Quarterly	1/12/26		1,035	(42)	—	(42)
Goldman Sachs International	MSCI World Net Total Return USD Index	Receive	SOFR + 0.61%	Quarterly	1/12/26		415	(7)	—	(7)
JPMorgan Chase Bank NA	AI Defense Index††	Pay	SOFR + 0.45%	Quarterly	12/21/26		1,834	46	—	46
JPMorgan Chase Bank NA	J.P. Morgan EMBI Global Core Index	Pay	SOFR + 0.70%	Quarterly	10/1/26		827	11	—	11
JPMorgan Chase Bank NA	MSCI Daily Total Return Net Australia USD Index	Receive	SOFR + 0.23%	Quarterly	6/22/26		798	(18)	—	(18)
JPMorgan Chase Bank NA	US Policy Index††	Pay	SOFR + 0.38%	Quarterly	12/21/26		837	1	—	1
JPMorgan Chase Bank NA	US Regional Banks Index	Pay	SOFR - 0.05%	Quarterly	12/21/26		542	(19)	—	(19)
UBS AG	EU Banks Index††	Pay	SOFR - 0.01%	Quarterly	6/23/26		1,995	24	—	24
UBS AG	German Stimulus Index††	Pay	SOFR + 0.30%	Quarterly	6/23/26		1,912	25	—	25
UBS AG	MSCI Total Return Net Europe Index	Receive	SOFR + 0.13%	Quarterly	6/23/26		3,910	(56)	—	(56)
UBS AG	MSCI Total Return Net Europe Index	Receive	SOFR + 0.13%	Quarterly	6/23/26		696	(7)	—	(7)
UBS AG	MSCI USA Index	Pay	SOFR + 0.78%	Quarterly	10/23/26		3,400	45	—	45
UBS AG	MSCI World Net Total Return USD Index	Receive	SOFR + 0.22%	Quarterly	6/23/26		1,419	(15)	—	(15)
								$95	$—	$95

††  See tables below for details of the equity basket holdings underlying the swaps.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with AI Defense Index as of December 31, 2025:

Security Description	Shares	Value (000)	Percentage of Net Assets
AI Defense Index
Aerovironment, Inc.	460	$111	0.13%
BAE Systems PLC	29,325	676	0.81
Bigbear.AI Holdings, Inc.	22,395	121	0.15
Blacksky Technology, Inc.	7,407	139	0.17
C3.AI, Inc. — Class A	8,452	114	0.14
CACI International, Inc. -Class A	290	155	0.19
Chemring Group PLC	18,367	117	0.14
Cohort PLC	7,578	92	0.11
Droneshield Ltd.	47,233	97	0.12
Elbit Systems Ltd.	488	282	0.34
Electro Optic Systems Holdings, Inc.	21,536	136	0.16
Hensoldt AG	1,124	97	0.12
Huntington Ingalls Industries, Inc.	505	172	0.21
IPG Photonics Corp.	1,833	131	0.16
Karman Holdings, Inc.	2,047	150	0.18
Kratos Defense & Security	1,586	120	0.15
L3Harris Technologies, Inc.	1,876	551	0.66
Leidos Holdings, Inc.	1,362	246	0.30
Leonardo DRS, Inc.	3,234	110	0.13
Leonardo SpA	5,900	340	0.41
Lockheed Martin Corp.	1,736	840	1.01
Mercury Systems, Inc.	1,888	138	0.17
Next Vision Stabilized Systems, Ltd.	3,095	204	0.25
Nlight, Inc.	4,885	183	0.22
Northrop Grumman Corp.	1,417	808	0.97
Ondas Holdings, Inc.	19,159	187	0.23
Palantir Technologies, Inc. — Class A	3,244	577	0.69
Parsons Corp.	1,751	108	0.13
Red Cat Holdings, Inc.	14,874	118	0.14
Rheinmetall AG	374	685	0.82
RTX Corp.	5,185	951	1.15
Saab AB — Series B	5,657	330	0.40
Science Applications International corp.	1,439	145	0.17
Teledyne Technologies, Inc.	488	249	0.30
Thales SA	1,936	522	0.63
TTM Technologies	2,587	179	0.22

The following table represents the equity basket holdings underlying the total return swap with US Policy Index as of December 31, 2025:

Security Description	Shares	Value (000)	Percentage of Net Assets
US Policy Index
Air Products & Chemicals, Inc.	1,449	$358	0.43%
ATS Corp.	3,792	104	0.13
Carrier Global Corp.	5,810	307	0.37
Caterpillar, Inc.	1,057	605	0.73
Circle Internet Group, Inc.	661	52	0.06
Cognex Corp.	2,245	81	0.10
Security Description	Shares	Value (000)	Percentage of Net Assets
US Policy Index (cont'd)
Coinbase Global, Inc. — Class A	353	$80	0.10%
Cummins, Inc.	819	418	0.50
Donaldson Co., Inc.	1,229	109	0.13
Dover Corp.	942	184	0.22
Eagle Materials, Inc.	446	92	0.11
Eaton Corp. PLC	1,331	424	0.51
Emcor Group, Inc.	279	170	0.21
Emerson Electric Co.	3,556	472	0.57
Fastenal Co.	7,019	282	0.34
Fortive Corp.	2,205	122	0.15
GE Vernova, Inc.	420	275	0.33
Honeywell International, Inc.	2,267	442	0.53
Hubbell, Inc.	351	156	0.19
Ingersoll-Rand, Inc.	2,430	193	0.23
Jacobs Solutions, Inc.	723	96	0.12
Johnson Controls International PLC	3,917	469	0.57
Kennametal, Inc.	4,871	138	0.17
Lincoln Electric Holdings, Inc.	420	101	0.12
Linde PLC	1,028	439	0.53
Martin Marietta Materials	377	234	0.28
Mirion Technologies, Inc.	4,791	112	0.14
Nvent Electric PLC	1,039	106	0.13
Parker Hannifin Corp.	654	575	0.69
Quanta Services, Inc.	854	360	0.43
Repligen Corp.	745	122	0.15
Rockwell Automation, Inc.	675	262	0.32
Sempra	3,618	319	0.38
Solstice Adv Materials, Inc.	575	28	0.03
Terex Corp.	2,039	109	0.13
Timken Co.	1,323	111	0.13
Trane Technologies PLC	1,173	456	0.55
United Rentals, Inc.	411	333	0.40
Vulcan Materials Co.	782	223	0.27
WW Grainger, Inc.	317	320	0.39

The following table represents the equity basket holdings underlying the total return swap with EU Banks Index as of December 31, 2025:

Security Description	Shares	Value (000)	Percentage of Net Assets
EU Banks Index
ABN AMRO Bank NV — CVA	3,870	$135	0.16%
AIB Group PLC	14,051	152	0.18
Banca Generali SpA	378	25	0.03
Banca Monte Dei Paschi Siena	13,966	150	0.18
Banco Bilbao Vizcaya Argenta	38,461	905	1.09
Banco BPM SpA	7,333	112	0.14
Banco Comercial Portugues — Class R	59,009	62	0.07
Banco De Sabadell SA	34,159	135	0.16
Banco Santander SA	96,915	1,145	1.38
Bank of Ireland Group PLC	5,788	111	0.13

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Percentage of Net Assets
EU Banks Index (cont'd)
Bankinter SA	4,381	$73	0.09%
Bawag Group AG	529	80	0.10
BNP Paribas	17,646	1,673	2.02
Bper Banca SpA	8,762	119	0.14
Caixabank SA	23,345	286	0.34
Commerzbank AG	5,025	213	0.26
Credit Agricole SA	16,487	340	0.41
Deutsche Bank AG — Reg	12,941	503	0.61
Erste Group Bank AG	1,963	237	0.29
Finecobank SpA	3,945	103	0.12
ING Groep NV	20,086	566	0.68
Intesa Sanpaolo	94,001	653	0.79
Kbc Ancora	245	21	0.03
Kbc Group NV	1,428	186	0.22
Nordea Bank Abp	21,651	409	0.49
Raiffeisen Bank International AG	898	40	0.05
Societe Generale SA	11,206	904	1.09
Unicaja Banco SA	7,437	24	0.03
Unicredit SpA	10,128	843	1.02

The following table represents the equity basket holdings underlying the total return swap with German Stimulus Index as of December 31, 2025:

Security Description	Shares	Value (000)	Percentage of Net Assets
German Stimulus Index
ABB Ltd. — Reg	9,864	$736	0.89%
Alstom SA	12,110	358	0.43
Atlas Copco AB — A Shares	35,728	643	0.78
Bilfinger SE	2,433	307	0.37
Buzzi SpA	5,543	338	0.41
E.ON SE	28,389	537	0.65
Gea Group AG	4,215	286	0.34
Geberit AG — Reg	532	416	0.50
Georg Fischer AG — Reg	3,590	243	0.29
Heidelberg Materials AG	2,335	611	0.74
Holcim Ltd.	6,379	625	0.75
Kingspan Group PLC	3,933	342	0.41
Kion Group AG	4,299	344	0.41
Knorr-Bremse AG	3,656	408	0.49
Nordex SE	10,639	364	0.44
Rockwool A/S — B Shares	6,933	246	0.30
Siemens AG — Reg	2,649	743	0.90
Siemens Energy AG	6,160	870	1.05
Spie SA	5,507	318	0.38
Ssab AB — B Shares	44,818	339	0.41
Thyssenkrupp AG	21,021	229	0.28
Tkms Ag& Co KGaA	1,038	81	0.10
United Internet AG — Reg	8,401	273	0.33
Volvo AB — B Shares	19,660	631	0.76

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

EUR  EURO

EURIBOR  Euro Interbank Offered Rate.

KFE  Korean Futures Exchange.

MSCI  Morgan Stanley Capital International.

SFE  Sydney Futures Exchange.

SOFR  Secured Overnight Financing Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNH  — Chinese Yuan Renminbi Offshore

CNY  — Chinese Yuan Renminbi

COP  — Colombian Peso

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PEN  — Peruvian Nuevo Sol

PLN  — Polish Zloty

RON  — Romanian New Leu

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

ZAR  — South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	49.3%
Sovereign	21.2
U.S. Treasury Securities	8.5
Corporate Bonds	7.7
Other*	7.7
Short-Term Investment	5.6
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open futures contracts with a value of approximately $13,395,000 and net unrealized depreciation of approximately $56,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $43,000. Also does not include open swap agreements with net unrealized appreciation of approximately $95,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2025 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $66,084)	$78,207
Investment in Security of Affiliated Issuer, at Value (Cost $4,691)	4,691
Total Investments in Securities, at Value (Cost $70,775)	82,898
Foreign Currency, at Value (Cost $285)	284
Cash	—	@
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	842
Receivable for Variation Margin on Futures Contracts	416
Interest Receivable	321
Unrealized Appreciation on Swap Agreements	293
Due from Adviser	66
Due from Broker	35
Tax Reclaim Receivable	34
Dividends Receivable	23
Receivable from Affiliate	15
Receivable for Variation Margin on Swap Agreements	1
Receivable for Investments Sold	—	@
Receivable for Fund Shares Sold	—	@
Other Assets	12
Total Assets	85,240
Liabilities:
Payable for Investments Purchased	864
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	799
Unrealized Depreciation on Swap Agreements	198
Payable for Fund Shares Redeemed	179
Payable for Custodian Fees	116
Payable for Servicing Fees	30
Payable for Professional Fees	8
Payable for Administration Fees	6
Payable for Transfer Agency Fees	3
Payable for Distribution Fees — Class II Shares	1
Deferred Capital Gain Country Tax	1
Other Liabilities	45
Total Liabilities	2,250
NET ASSETS	$82,990
Net Assets Consist of:
Paid-in-Capital	$64,081
Total Distributable Earnings	18,909
Net Assets	$82,990
CLASS I:
Net Assets	$68,953
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,604,879 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.44
CLASS II:
Net Assets	$14,037
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,359,561 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.32

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2025 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$1,269
Dividends from Securities of Unaffiliated Issuers (Net of $41 of Foreign Taxes Withheld)	642
Dividends from Security of Affiliated Issuer (Note H)	239
Total Investment Income	2,150
Expenses:
Advisory Fees (Note B)	612
Custodian Fees (Note G)	274
Professional Fees	234
Servicing Fees (Note D)	126
Pricing Fees	98
Administration Fees (Note C)	65
Distribution Fees — Class II Shares (Note E)	35
Transfer Agency Fees (Note F)	20
Shareholder Reporting Fees	12
Directors' Fees and Expenses	7
Other Expenses	16
Total Expenses	1,499
Waiver of Advisory Fees (Note B)	(612)
Expenses Reimbursed by Adviser (Note B)	(119)
Waiver of Distribution Fees — Class II Shares (Note E)	(21)
Rebate from Morgan Stanley Affiliate (Note H)	(14)
Net Expenses	733
Net Investment Income	1,417
Realized Gain (Loss):
Investments Sold	2,632
Foreign Currency Forward Exchange Contracts	61
Foreign Currency Transactions	171
Futures Contracts	(124)
Swap Agreements	2,459
Net Realized Gain	5,199
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $1)	6,058
Foreign Currency Forward Exchange Contracts	25
Foreign Currency Translation	(201)
Futures Contracts	(81)
Swap Agreements	624
Net Change in Unrealized Appreciation (Depreciation)	6,425
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,624
Net Increase in Net Assets Resulting from Operations	$13,041

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2025 (000)	Year Ended December 31, 2024 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,417	$1,899
Net Realized Gain	5,199	3,899
Net Change in Unrealized Appreciation (Depreciation)	6,425	233
Net Increase in Net Assets Resulting from Operations	13,041	6,031
Dividends and Distributions to Shareholders:
Class I	(2,341)	—
Class II	(503)	—
Total Dividends and Distributions to Shareholders	(2,844)	—
Capital Share Transactions:(1)
Class I:
Subscribed	3,713	3,855
Distributions Reinvested	2,341	—
Redeemed	(13,516)	(9,510)
Class II:
Subscribed	1,702	1,366
Distributions Reinvested	503	—
Redeemed	(3,982)	(2,077)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,239)	(6,366)
Total Increase (Decrease) in Net Assets	958	(335)
Net Assets:
Beginning of Period	82,032	82,367
End of Period	$82,990	$82,032
(1) Capital Share Transactions:
Class I:
Shares Subscribed	379	425
Shares Issued on Distributions Reinvested	240	—
Shares Redeemed	(1,389)	(1,051)
Net Decrease in Class I Shares Outstanding	(770)	(626)
Class II:
Shares Subscribed	173	153
Shares Issued on Distributions Reinvested	52	—
Shares Redeemed	(411)	(233)
Net Decrease in Class II Shares Outstanding	(186)	(80)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$9.21		$8.57		$7.64		$11.30		$10.99
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17		0.21		0.17		0.14		0.10
Net Realized and Unrealized Gain (Loss)	1.41		0.43		0.89		(2.07)		0.81
Total from Investment Operations	1.58		0.64		1.06		(1.93)		0.91
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.13)		—		(0.21)
Net Realized Gain	(0.35)		—		—		(1.73)		(0.39)
Total Distributions	(0.35)		—		(0.13)		(1.73)		(0.60)
Net Asset Value, End of Period	$10.44		$9.21		$8.57		$7.64		$11.30
Total Return(2)	17.40%		7.47%		14.07	%(3)	(16.94)%		8.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,953		$67,928		$68,557		$66,072		$88,704
Ratio of Expenses Before Expense Limitation	1.80%		1.79%		1.69%		1.77%		1.52%
Ratio of Expenses After Expense Limitation	0.88	%(4)	0.88	%(4)	0.87	%(4)(5)	0.88	%(4)	0.90	%(4)
Ratio of Net Investment Income	1.75	%(4)	2.30	%(4)	2.06	%(4)(5)	1.59	%(4)	0.89	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.02%		0.02%		0.00	%(6)
Portfolio Turnover Rate	95%		98%		102%		99%		111%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.88%	2.05%

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$9.12		$8.49		$7.58		$11.23		$10.93
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16		0.20		0.16		0.13		0.09
Net Realized and Unrealized Gain (Loss)	1.39		0.43		0.88		(2.05)		0.80
Total from Investment Operations	1.55		0.63		1.04		(1.92)		0.89
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.13)		—		(0.20)
Net Realized Gain	(0.35)		—		—		(1.73)		(0.39)
Total Distributions	(0.35)		—		(0.13)		(1.73)		(0.59)
Net Asset Value, End of Period	$10.32		$9.12		$8.49		$7.58		$11.23
Total Return(2)	17.36%		7.42%		13.94	%(3)	(17.07)%		8.22%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,037		$14,104		$13,810		$13,548		$16,785
Ratio of Expenses Before Expense Limitation	2.05%		2.04%		1.94%		2.02%		1.77%
Ratio of Expenses After Expense Limitation	0.98	%(4)	0.98	%(4)	0.97	%(4)(5)	0.98	%(4)	1.00	%(4)
Ratio of Net Investment Income	1.65	%(4)	2.20	%(4)	1.96	%(4)(5)	1.49	%(4)	0.79	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.02%		0.02%		0.00	%(6)
Portfolio Turnover Rate	95%		98%		102%		99%		111%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class II shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.98%	1.95%

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of five separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Global Strategist Portfolio. The Fund seeks total return and has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2025, the Subsidiary represented approximately $2,019,000 or approximately 2.43% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a reputable broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (6) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (7) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts

("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2025:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$3,245	$—	$3,245
Asset-Backed Securities	—	756	—	756
Commercial Mortgage - Backed Securities	—	419	—	419
Corporate Bonds	—	6,401	—	6,401
Mortgages - Other	—	1,325	—	1,325
Sovereign	—	17,592	—	17,592
Supranational	—	611	—	611
U.S. Treasury Securities	—	7,020	—	7,020
Total Fixed Income Securities	—	37,369	—	37,369
Common Stocks
Aerospace & Defense	651	390	—	1,041
Air Freight & Logistics	85	60	—	145
Automobile Components	16	17	—	33
Automobiles	694	112	—	806
Banks	1,462	1,450	—	2,912
Beverages	297	106	—	403
Biotechnology	540	76	—	616
Broadline Retail	1,185	91	—	1,276
Building Products	131	78	—	209
Capital Markets	963	322	—	1,285
Chemicals	282	173	—	455
Commercial Services & Supplies	179	23	—	202
Communications Equipment	267	34	—	301
Construction & Engineering	90	88	—	178
Construction Materials	90	49	—	139
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Consumer Finance	$205	$—	$—		$205
Consumer Staples Distribution & Retail	557	88	—		645
Containers & Packaging	57	—	—		57
Distributors	8	2	—		10
Diversified Consumer Services	—	5	—		5
Diversified REITs	7	16	—		23
Diversified Telecommunication Services	173	170	—		343
Electric Utilities	442	1,167	—		1,609
Electrical Equipment	277	261	—		538
Electronic Equipment, Instruments & Components	240	23	—		263
Energy Equipment & Services	60	4	—	†	64	†
Entertainment	464	21	—		485
Financial Services	1,025	109	—		1,134
Food Products	119	229	—		348
Gas Utilities	18	80	—		98
Ground Transportation	306	3	—		309
Health Care Equipment & Supplies	570	140	—		710
Health Care Providers & Services	455	30	—		485
Health Care REITs	85	—	—		85
Health Care Technology	17	5	—		22
Hotels, Restaurants & Leisure	552	136	—		688
Household Durables	64	4	—		68
Household Products	222	52	—		274
Independent Power & Renewable Electricity Producers	29	166	—		195
Industrial Conglomerates	101	159	—		260
Industrial REITs	57	34	—		91
Information Technology Services	488	14	—		502
Insurance	643	562	—		1,205
Interactive Media & Services	2,335	16	—		2,351
Investment Company	—	—	—	†	—	†
Life Sciences Tools & Services	257	45	—		302
Machinery	464	218	—		682
Marine Transportation	—	19	—		19
Media	106	22	—		128
Metals & Mining	352	311	—	†	663	†
Mortgage Real Estate Investment	7	—	—		7

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Multi-Utilities	$162	$678		$—		$840
Office REITs	5	2		—		7
Oil, Gas & Consumable Fuels	984	329		—		1,313
Paper & Forest Products	—	17		—		17
Passenger Airlines	10	29		—		39
Personal Care Products	28	143		—		171
Pharmaceuticals	954	795		—		1,749
Professional Services	164	107		—		271
Real Estate Management & Development	47	64		—		111
Residential REITs	70	—		—		70
Retail REITs	67	31		—		98
Semiconductors & Semiconductor Equipment	4,049	303		—		4,352
Software	2,963	179		—		3,142
Specialized REITs	202	—		—		202
Specialty Retail	493	58		—		551
Tech Hardware, Storage & Peripherals	2,073	8		—		2,081
Textiles, Apparel & Luxury Goods	73	263		—		336
Tobacco	165	87		—		252
Trading Companies & Distributors	115	45		—		160
Transportation Infrastructure	—	37		—		37
Water Utilities	17	72		—		89
Wireless Telecommunication Services	57	19		—		76
Total Common Stocks	30,392	10,446		—	†	40,838	†
Rights	—	—	@	—		—	@
Warrants	—	—		—	†	—	†
Short-Term Investment
Investment Company	4,691	—		—		4,691
Foreign Currency Forward Exchange Contracts	—	842		—		842
Futures Contracts	22	—		—		22
Total Return Swap Agreements	—	293		—		293
Total Assets	35,105	48,950		—	†	84,055	†
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(799)	$—		$(799)
Futures Contracts	(78)	—	—		(78)
Total Return Swap Agreements	—	(198)	—		(198)
Total Liabilities	(78)	(997)	—		(1,075)
Total	$35,027	$47,953	$—	†	$82,980 †

†  Includes one or more securities valued at zero.

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks (000)		Warrants (000)
Beginning Balance	$—	††	$—	††
Purchases	—		—
Sales	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		—
Realized gains (losses)	—		—
Ending Balance	$—	††	$—	††
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2025	$—		$—

††  Includes one or more securities valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments by U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for premiums paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. Premiums paid for purchasing options which expired are treated as realized losses. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns. As of December 31, 2025, the Fund did not have any open option contracts.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities and the Fund also entered into contracts with banks and brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin) and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contract. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

When the Fund has an unrealized loss on an OTC swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. For OTC swaps, once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreement in the Consolidated Statement Operations, in addition to any realized gains (loss) recorded upon the termination of swap agreements.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2025:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$842
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	2	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	20	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	293
Total			$1,157
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(799)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(60	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(18	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(198)
Total			$(1,075)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2025 in accordance with ASC 815:

Net Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$61
Commodity Risk	Future Contracts	(13)
Equity Risk	Future Contracts	(108)
Interest Rate Risk	Future Contracts	(3)
Equity Risk	Swap Agreements	2,845
Interest Rate Risk	Swap Agreements	(386)
Equity Risk	Investments (Purchased Options)	33 (a)
Total		$2,429

(a)  Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$25
Commodity Risk	Future Contracts	(30)
Equity Risk	Future Contracts	(76)
Interest Rate Risk	Future Contracts	25
Equity Risk	Swap Agreements	666
Interest Rate Risk	Swap Agreements	(42)
Total		$568

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2025, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivative(a)	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$842	$(799)
Swap Agreements	293	(198)
Total	$1,135	$(997)

(a)  Excludes exchange-traded derivatives.

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2025:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$54		$(1)	$—	$53
Barclays Bank PLC	126		(76)	—	50
BNP Paribas SA	61		(30)	—	31
Citibank NA	7		(7)	—	0
Goldman Sachs International	722		(681)	—	41
HSBC Bank PLC	—	@	—	—	—	@
JPMorgan Chase Bank NA	68		(42)	—	26
Royal Bank of Canada	—	@	—	—	—	@
Standard Chartered Bank	—	@	—	—	—	@
UBS AG	97		(81)	—	16
Total	$1,135		$(918)	$—	$217
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$1		$(1)	$—	$0
Barclays Bank PLC	76		(76)	—	0
BNP Paribas SA	30		(30)	—	0
Citibank NA	29		(7)	—	22
Goldman Sachs International	692		(681)	—	11
JPMorgan Chase Bank NA	42		(42)	—	0
State Street Bank and Trust Co.	—	@	—	—	—	@
UBS AG	127		(81)	—	46
Total	$997		$(918)	$—	$79

@  Value is less than $500.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2025, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$38,997,000
Futures Contracts:
Average monthly notional value	$19,007,000
Swap Agreements:
Average monthly notional amount	$17,585,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when- issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Segment Reporting: The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Consolidated Financial Statements. The Fund's President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Consolidated Financial Statements.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2025, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2025, approximately $612,000 of advisory fees were waived and approximately $119,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement. As of December 31, 2025, amounts owed by the Adviser to the Fund are reflected in Due from Adviser on the Consolidated Statement of Assets and Liabilities.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2025, this waiver amounted to approximately $21,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2025, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to less than $500.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2025, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $33,424,000 and $30,698,000, respectively. For the year ended December 31, 2025, purchases and sales of long-term U.S. Government securities were approximately $38,360,000 and $36,356,000, respectively.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2025, advisory fees paid were reduced by approximately $14,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2025 is as follows:

Affiliated Investment Company	Value December 31, 2024 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$15,081	$45,672	$56,062	$239
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2025 (000)
Liquidity Fund	$—	$—	$4,691

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). As a result of a change in the Rule 2a-5 under the Act, which impacts transactions under Rule 17a-7, a security is an eligible security for purposes of Rule 17a-7 only when there is a "readily available market quotation" for the security. The Fund's Rule 17a-7 policy was amended effective September 8, 2022, to reflect the new requirements of Rule 2a-5.

For the year ended December 31, 2025, the Fund did not engage in any cross-trade transactions.

Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. As of December 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund's financial statement presentation or disclosure.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the state departments of revenue and by foreign tax authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2025 and 2024 was as follows:

2025 Distributions Paid From:		2024 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,017	$827	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to tax adjustments related to the Subsidiary, resulted in the following reclassification among the components of net assets at December 31, 2025:

Total Distributable Earnings (000)	Paid in Capital (000)
$180	$(180)

At December 31, 2025, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,380	$2,105

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $500,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2025, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2025, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 77.5%

L. Market and Geopolitical Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund's investments,

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

adversely affect and increase the volatility of the Fund's share price and exacerbate preexisting risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund's investments cannot be predicted.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Strategist Portfolio and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2025, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2025, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 25, 2026

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2025. For corporate shareholders 15.37% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $827,000 as a long-term capital gain distribution.

The Fund designated approximately $14,000 of its distributions paid as qualified business income.

The Fund designated approximately $453,000 of its distributions paid as qualified interest income.

The Fund designated approximately $906,000 of its distributions paid as business interest income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2025. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $630,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

(This page has been left blank intentionally.)

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

MGTPX-NCSR 12.31.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Financial Statements and Additional Information

December 31, 2025

Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Table of Contents (unaudited)

1

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (90.5%)
Automobiles (9.8%)
Tesla, Inc. (a)	137,413	$61,797
Biotechnology (3.4%)
Roivant Sciences Ltd. (a)	977,792	21,218
Broadline Retail (1.1%)
MercadoLibre, Inc. (a)	3,329	6,705
Capital Markets (0.4%)
Coinbase Global, Inc., Class A (a)	12,530	2,834
Electronic Equipment, Instruments & Components (0.0%)
Magic Leap, Inc., Class A (a)(b)(c) (acquisition cost — $1,526; acquired 12/22/15)	3,138	—
Entertainment (4.6%)
ROBLOX Corp., Class A (a)	361,377	29,282
Financial Services (10.1%)
Affirm Holdings, Inc. (a)	634,220	47,205
Federal National Mortgage Association (a)	1,551,381	16,646
		63,851
Health Care Equipment & Supplies (3.1%)
Medline, Inc., Class A (a)	459,376	19,294
Hotels, Restaurants & Leisure (4.8%)
DoorDash, Inc., Class A (a)	134,706	30,508
Information Technology Services (20.5%)
Cloudflare, Inc., Class A (a)	391,418	77,168
Shopify, Inc., Class A (Canada) (a)	185,824	29,912
Snowflake, Inc., Class A (a)	103,234	22,646
		129,726
Pharmaceuticals (5.7%)
Royalty Pharma PLC, Class A	936,896	36,202
Real Estate Management & Development (0.5%)
Opendoor Technologies, Inc. (a)	521,207	3,039
Software (17.4%)
AppLovin Corp., Class A (a)	77,516	52,232
Aurora Innovation, Inc. (a)	3,918,659	15,047
BitMine Immersion Technologies, Inc.	196,894	5,346
Samsara, Inc., Class A (a)	416,790	14,775
Strategy, Inc., Class A (a)	149,760	22,756
		110,156
Tech Hardware, Storage & Peripherals (2.9%)
IonQ, Inc. (a)	403,158	18,090
Trading Companies & Distributors (6.2%)
Core & Main, Inc., Class A (a)	191,383	9,946
QXO, Inc. (a)	1,526,845	29,453
		39,399
Total Common Stocks (Cost $366,189)		572,101
	Shares	Value (000)
Preferred Stocks (4.5%)
Financial Services (0.3%)
Stripe, Inc., Series I (a)(b)(c) (acquisition cost — $1,061; acquired 3/17/23)	52,681	$1,836
Software (4.2%)
Databricks, Inc., Series H (a)(b)(c) (acquisition cost — $8,310; acquired 8/31/21)	113,088	20,804
Databricks, Inc., Series I (a)(b)(c) (acquisition cost — $2,242; acquired 9/15/23)	30,506	5,612
Lookout, Inc., Series F (a)(b)(c) (acquisition cost — $1,618; acquired 6/17/14)	141,612	449
		26,865
Total Preferred Stocks (Cost $13,231)		28,701
Investment Company (2.8%)
iShares Bitcoin Trust ETF (a) (Cost $13,615)	351,849	17,469
Short-Term Investment (2.6%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class, 3.61% (See Note H) (Cost $16,790)	16,790,066	16,790
Total Investments Excluding Purchased Options (100.4%) (Cost $409,825)		635,061
Total Purchased Options Outstanding (0.1%) (Cost $3,420)		521
Total Investments (100.5%) (Cost $413,245) (d)(e)		635,582
Liabilities in Excess of Other Assets (–0.5%)		(3,342)
Net Assets (100.0%)		$632,240

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2025 amounts to approximately $28,701,000 and represents 4.5% of net assets.

(c)  Security is valued using significant unobservable inputs and is categorized as Level 3 in the fair value hierarchy.

(d)  Securities are available for collateral in connection with purchased options.

(e)  At December 31, 2025, the aggregate cost for federal income tax purposes is approximately $433,427,000. The aggregate gross unrealized appreciation is approximately $255,519,000 and the aggregate gross unrealized depreciation is approximately $55,857,000, resulting in net unrealized appreciation of approximately $199,662,000.

ETF  Exchange Traded Fund.

The accompanying notes are an integral part of the consolidated financial statements.
2

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Portfolio of Investments (cont'd)

Growth Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2025:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
Standard Chartered Bank	USD/CNH	CNH	7.32	Dec-26	229,095,347	$229,095	$418		$649	$(231)
Standard Chartered Bank	USD/CNH	CNH	7.58	Aug-26	245,535,661	245,536	89		804	(715)
Goldman Sachs & Co. LLC	USD/CNH	CNH	7.71	May-26	169,787,952	169,788	13		707	(694)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.82	Feb-26	173,385,312	173,385	—	@	716	(716)
Standard Chartered Bank	USD/CNH	CNH	7.90	Apr-26	112,218,546	112,219	1		544	(543)
							$521		$3,420	$(2,899)

@  Value is less than $500.

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	26.1%
Software	21.6
Information Technology Services	20.4
Financial Services	10.3
Automobiles	9.7
Trading Companies & Distributors	6.2
Pharmaceuticals	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
3

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Growth Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2025 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $396,455)	$618,792
Investment in Security of Affiliated Issuer, at Value (Cost $16,790)	16,790
Total Investments in Securities, at Value (Cost $413,245)	635,582
Foreign Currency, at Value (Cost $1)	1
Receivable for Fund Shares Sold	277
Receivable from Affiliate	65
Other Assets	35
Total Assets	635,960
Liabilities:
Payable for Investments Purchased	1,409
Due to Broker	1,010
Payable for Advisory Fees	510
Payable for Fund Shares Redeemed	396
Payable for Servicing Fees	220
Payable for Distribution Fees — Class II Shares	47
Payable for Administration Fees	44
Payable for Custodian Fees	17
Payable for Professional Fees	13
Payable for Directors' Fees and Expenses	10
Payable for Transfer Agency Fees	4
Other Liabilities	40
Total Liabilities	3,720
NET ASSETS	$632,240
Net Assets Consist of:
Paid-in-Capital	$365,194
Total Distributable Earnings	267,046
Net Assets	$632,240
CLASS I:
Net Assets	$416,013
Net Asset Value, Offering and Redemption Price Per Share Applicable to 15,663,164 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$26.56
CLASS II:
Net Assets	$216,227
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,784,128 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$20.05

The accompanying notes are an integral part of the consolidated financial statements.
4

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Growth Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2025 (000)
Investment Income:
Dividends from Security of Affiliated Issuer (Note H)	$1,125
Dividends from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	636
Total Investment Income	1,761
Expenses:
Advisory Fees (Note B)	3,613
Servicing Fees (Note D)	997
Distribution Fees — Class II Shares (Note E)	753
Administration Fees (Note C)	578
Professional Fees	205
Custodian Fees (Note G)	37
Shareholder Reporting Fees	27
Transfer Agency Fees (Note F)	25
Directors' Fees and Expenses	16
Pricing Fees	3
Interest Expense	2
Other Expenses	51
Total Expenses	6,307
Waiver of Advisory Fees (Note B)	(1,432)
Rebate from Morgan Stanley Affiliate (Note H)	(53)
Net Expenses	4,822
Net Investment Loss	(3,061)
Realized Gain:
Investments Sold	95,926
Payment from Adviser (Note B)	251
Foreign Currency Transactions	15
Net Realized Gain	96,192
Change in Unrealized Appreciation (Depreciation):
Investments	56,987
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	56,987
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	153,179
Net Increase in Net Assets Resulting from Operations	$150,118

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Growth Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2025 (000)	Year Ended December 31, 2024 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3,061)	$(9,140)
Net Realized Gain	96,192	136,106
Net Change in Unrealized Appreciation (Depreciation)	56,987	155,439
Net Increase in Net Assets Resulting from Operations	150,118	282,405
Capital Share Transactions:(1)
Class I:
Subscribed	13,291	12,162
Redeemed	(100,467)	(55,667)
Class II:
Subscribed	62,907	44,034
Redeemed	(211,432)	(79,866)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(235,701)	(79,337)
Total Increase (Decrease) in Net Assets	(85,583)	203,068
Net Assets:
Beginning of Period	717,823	514,755
End of Period	$632,240	$717,823
(1) Capital Share Transactions:
Class I:
Shares Subscribed	537	815
Shares Redeemed	(4,145)	(3,776)
Net Decrease in Class I Shares Outstanding	(3,608)	(2,961)
Class II:
Shares Subscribed	3,389	3,712
Shares Redeemed	(11,125)	(6,712)
Net Decrease in Class II Shares Outstanding	(7,736)	(3,000)

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$21.58		$13.35		$8.98		$53.72		$70.24
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.07)		(0.24)		(0.03)		(0.07)		(0.35)
Net Realized and Unrealized Gain (Loss)	5.05		8.47		4.40		(30.00)		2.53
Total from Investment Operations	4.98		8.23		4.37		(30.07)		2.18
Distributions from and/or in Excess of:
Net Realized Gain	—		—		—		(14.67)		(18.70)
Net Asset Value, End of Period	$26.56	(2)	$21.58	(2)	$13.35		$8.98		$53.72
Total Return(3)	23.08	%(2)	61.65	%(2)(5)	48.66	%(4)(6)	(60.07	)%(4)	0.10	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$416,013		$415,789		$296,798		$220,167		$645,473
Ratio of Expenses Before Expense Limitation	0.77%		2.18%		0.78%		0.78%		0.74%
Ratio of Expenses After Expense Limitation	0.56	%(7)	1.97	%(7)(8)	0.56	%(7)	0.57	%(7)	0.57	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expense	0.56	%(7)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.27	)%(7)	(1.63	)%(7)(8)	(0.28	)%(7)	(0.39	)%(7)	(0.52	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	60%		44%		33%		41%		59%

(1)  Per share amount is based on average shares outstanding.

(2)  The net asset value and total return have been calculated on net assets which includes an adjustment made in accordance with GAAP required at period end for financial reporting purposes.

(3)  Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 15.06% for Class I shares due to a payment from a class action settlement involving the Fund's past holdings. Had this payment not occurred, the total return for Class I shares would have been 46.59%.

(6)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  If the Fund had not paid the asset recovery fee, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2024	0.56%	(0.22)%

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Consolidated Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$16.31		$10.13		$6.83		$48.42		$65.09
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.10)		(0.21)		(0.04)		(0.09)		(0.46)
Net Realized and Unrealized Gain (Loss)	3.84		6.39		3.34		(26.83)		2.49
Total from Investment Operations	3.74		6.18		3.30		(26.92)		2.03
Distributions from and/or in Excess of:
Net Realized Gain	—		—		—		(14.67)		(18.70)
Net Asset Value, End of Period	$20.05	(2)	$16.31	(2)	$10.13		$6.83		$48.42
Total Return(3)	22.93	%(2)	61.01	%(2)(5)	48.32	%(4)(6)	(60.16	)%(4)	(0.15	)%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$216,227		$302,034		$217,957		$154,448		$359,607
Ratio of Expenses Before Expense Limitation	1.02%		2.40%		1.03%		1.03%		0.99%
Ratio of Expenses After Expense Limitation	0.81	%(7)	2.19	%(7)(8)	0.81	%(7)	0.82	%(7)	0.82	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expense	0.81	%(7)	N/A		N/A		N/A		N/A
Ratio of Net Investment Loss	(0.52	)%(7)	(1.85	)%(7)(8)	(0.53	)%(7)	(0.64	)%(7)	(0.77	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	60%		44%		33%		41%		59%

(1)  Per share amount is based on average shares outstanding.

(2)  The net asset value and total return have been calculated on net assets which includes an adjustment made in accordance with GAAP required at period end for financial reporting purposes.

(3)  Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 14.81% for Class II shares due to a payment from a class action settlement involving the Fund's past holdings. Had this payment not occurred, the total return for Class II shares would have been 46.20%.

(6)  Reflects prior period transfer agency fees that were reimbursed in 2023. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  If the Fund had not paid the asset recovery fee, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class II shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2024	0.81%	(0.47)%

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of five separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these consolidated financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the consolidated financial statements were issued.

The accompanying consolidated financial statements relates to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Growth Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in pooled investment vehicles and exchange-traded products that invest in bitcoin ("bitcoin ETFs"). The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2025, the Subsidiary represented approximately $17,469,000 or approximately 2.76% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are

9

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

10

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2025:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Automobiles	$61,797	$—	$—		$61,797
Biotechnology	21,218	—	—		21,218
Broadline Retail	6,705	—	—		6,705
Capital Markets	2,834	—	—		2,834
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Entertainment	29,282	—	—		29,282
Financial Services	63,851	—	—		63,851
Health Care Equipment & Supplies	19,294	—	—		19,294
Hotels, Restaurants & Leisure	30,508	—	—		30,508
Information Technology Services	129,726	—	—		129,726
Pharmaceuticals	36,202	—	—		36,202
Real Estate Management & Development	3,039	—	—		3,039
Software	110,156	—	—		110,156
Tech Hardware, Storage & Peripherals	18,090	—	—		18,090
Trading Companies & Distributors	39,399	—	—		39,399
Total Common Stocks	572,101	—	—	†	572,101	†
Preferred Stocks
Financial Services	—	—	1,836		1,836
Software	—	—	26,865		26,865
Total Preferred Stocks	—	—	28,701		28,701
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Investment Company	$17,469	$—	$—		$17,469
Call Options Purchased	—	521	—		521
Short-Term Investment
Investment Company	16,790	—	—		16,790
Total Assets	$606,360	$521	$28,701	†	$635,582	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)		Preferred Stocks (000)
Beginning Balance	$—	†	$15,472
Purchases	—		—
Sales	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		13,229
Realized gains (losses)	—		—
Ending Balance	$—	†	$28,701
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2025	$—		$13,229

†  Includes a security valued at zero.

11

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2025. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2025:

	Fair Value at December 31, 2025 (000)	Valuation Technique	Unobservable Input	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Preferred Stocks	$28,701	Market Transaction Method	Precedent Transaction	$3.24–$183.96/$171.89	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%–18.0%/15.6%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.2x–31.3x/7.5x	Increase
			Discount for Lack of Marketability	6.0%–12.0%/10.8%	Decrease

*  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments by U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created

12

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

and offered for investment. The "local" and "foreign shares"market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for premiums paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. Premiums paid for purchasing options which expired are treated as realized losses. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may

13

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2025:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$521	(a)

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2025 in accordance with ASC 815:

Net Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(2,769	)(a)

(a)  Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(2,049)

At December 31, 2025, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivative	Assets(a) (000)		Liabilities(a) (000)
Purchased Options	$521	(b)	$—

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

(b)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

14

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2025:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)		Financial Instrument (000)	Collateral Received(b) (000)	Net Amount (not less than $0) (000)
Goldman Sachs & Co. LLC	$13		$—	$(13)	$0
JPMorgan Chase Bank NA	—	@	—	—	—	@
Standard Chartered Bank	508		—	(508)	0
Total	$521		$—	$(521)	$0

@  Value is less than $500.

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2025, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	$799,006,000

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The

Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Segment Reporting: The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Consolidated Financial Statements. The Fund's President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Consolidated Financial Statements.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

15

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2025, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.29% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57% for Class I shares and 0.82% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2025, approximately $1,432,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser made a payment to the Fund of $251,442 related to a class action suit involving the Fund's past holdings which is included in "Payment from the Adviser" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley,

serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2025, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to less than $500.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2025, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $426,576,000 and $589,344,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2025.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2025, advisory fees paid were reduced by approximately $53,000 relating to the Fund's investment in the Liquidity Fund.

16

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2025 is as follows:

Affiliated Investment Company	Value December 31, 2024 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$31,572	$439,650	$454,432	$1,125
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2025 (000)
Liquidity Fund	$—	$—	$16,790

During the year ended December 31, 2025, the Fund incurred approximately $5,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). As a result of a change in the Rule 2a-5 under the Act, which impacts transactions under Rule 17a-7, a security is an eligible security for purposes of Rule 17a-7 only when there is a "readily available market quotation" for the security. The Fund's Rule 17a-7 policy was amended effective September 8, 2022, to reflect the new requirements of Rule 2a-5.

For the year ended December 31, 2025, the Fund did not engage in any cross-trade transactions.

Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as invest-

ment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. As of December 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund's financial statement presentation or disclosure.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not"

17

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the state departments of revenue and by foreign tax authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal years 2025 and 2024

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss and tax adjustments related to the Subsidiary, resulted in the following reclassifications among the components of net assets at December 31, 2025:

Total Distributable Earnings (000)	Paid in Capital (000)
$2,523	$(2,523)

At December 31, 2025, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Income (000)
$—	$66,175

During the year ended December 31, 2025, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $33,382,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $500,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2025, the Fund did not have any borrowings under the Facility.

K. Market and Geopolitical Risk and Risks Relating to Certain Financial Instruments:

The Fund may have exposure to cryptocurrencies indirectly through cash settled futures bitcoin exposure or indirectly through bitcoin ETFs. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by bitcoin ETFs (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the bitcoin ETF's investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile and subject to sharp declines. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The Bitcoin ETF exposure could result in substantial losses to the Fund.

The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell securities and/or its ability to meet

18

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Notes to Consolidated Financial Statements (cont'd)

redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate preexisting risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund's investments cannot be predicted.

L. Other: At December 31, 2025, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 80.0%.

19

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Shareholders of Growth Portfolio and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2025, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2025, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 25, 2026
20

Morgan Stanley Variable Insurance Fund, Inc.

December 31, 2025

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

MEGTX-NCSR 12.31.25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

This information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics For Principal Executive and Senior financial Officers - Not applicable (please see Item 2).

(a)(2)(i)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not applicable

(a)(3)	Separate certifications by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act are attached

(a)(4)	A written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – Not applicable

(a)(5)	Change in the registrant’s independent public accountant – Not applicable

(b)	A certification by the registrant’s principal executive officer and principal financial officer, required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Insurance Fund, Inc.

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	February 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

Date:	February 26, 2026

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	February 26, 2026